Exhibit 10.3

EXECUTION VERSION

Published CUSIP Numbers:
16725MAG6 (Deal)
16725MAJ0 (Term Facility

TERM LOAN AGREEMENT

Dated as of December 21, 2012

among

CHICAGO BRIDGE & IRON COMPANY N.V.,

CHICAGO BRIDGE & IRON COMPANY (DELAWARE),

THE INSTITUTIONS FROM TIME TO TIME PARTIES HERETO AS LENDERS

and

BANK OF AMERICA, N.A.,

as Administrative Agent

and

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Syndication Agent

and

BANK OF THE WEST, THE ROYAL BANK OF SCOTLAND PLC, COMPASS BANK,

BMO HARRIS BANK, N.A., FIFTH THIRD BANK, THE BANK OF TOKYO-

MITSUBISHI UFJ, LTD. and REGIONS BANK,

as Documentation Agents

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CRÉDIT

AGRICOLE CORPORATE AND INVESTMENT BANK,

as Joint Lead Arrangers and Joint Book Runners

i

ARTICLE XV

NOTICES

SECTION 15.1	Notices; Effectiveness; Electronic Communication	106

ARTICLE XVI

COUNTERPARTS; INTEGRATION; EFFECTIVENESS

v

EXHIBITS AND SCHEDULES

Exhibits

EXHIBIT A-1	—	Commitments (Definitions)
EXHIBIT A-2	—	[RESERVED]
EXHIBIT A-3	—	Mandatory Cost
EXHIBIT B	—	Form of Borrowing/Election Notice (Section 2.7 and Section 2.9)
EXHIBIT C	—	[RESERVED]
EXHIBIT D	—	Form of Assignment and Assumption (Sections 2.19 and 14.3)
EXHIBIT E-1	—	Form of Company’s US Counsel’s Opinion (Section 5.1(a))
EXHIBIT E-2	—	Form of Company’s Foreign Counsel’s Opinion (Section 5.1(a))
EXHIBIT E-3	—	[RESERVED]
EXHIBIT E-4	—	Form of Counsel’s Opinion for Subsidiary Guarantors (Section 5.1(a))
EXHIBIT F	—	Form of Officer’s Certificate (Section 7.1(a)(iii))
EXHIBIT G	—	Form of Compliance Certificate (Section 7.1(a)(iii))
EXHIBIT H	—	Form of Subsidiary Guaranty (Definitions)
EXHIBIT I	—	Form of Term Loan Note
EXHIBIT J	—	[RESERVED]

Schedules

Schedule 1.1.1	—	Permitted Existing Indebtedness (Definitions)
Schedule 1.1.2	—	Permitted Existing Investments (Definitions)
Schedule 1.1.3	—	Permitted Existing Liens (Definitions)
Schedule 1.1.4	—	Permitted Existing Contingent Obligations (Definitions)
Schedule 1.1.5	—	Initial Material Subsidiaries and Material Subsidiaries
Schedule 3.1	—	[RESERVED]
Schedule 6.7	—	Litigation (Section 6.7)
Schedule 6.8	—	Subsidiaries (Section 6.8)
Schedule 6.9	—	Pensions and Post-Retirement Plans
Schedule 6.17	—	Environmental Matters (Section 6.17)
Schedule 7.3(N)	—	Subsidiary Covenants (Section 7.3(n))
Schedule 7.3(S)	—	Permitted Restricted Payments (Section 7.3(s))

TERM LOAN AGREEMENT

This Term Loan Agreement dated as of December 21, 2012 is entered into among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company” or the “Parent Guarantor”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Borrower”), the institutions from time to time parties hereto as Lenders, whether by execution of this Agreement or an Assignment and Assumption pursuant to Section 14.1, and Bank of America, N.A. (“BofA”), in its capacity as administrative agent for itself and the other Lenders (in such capacity, together with any successor appointed pursuant to Article XII, the “Administrative Agent”). The parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Defined Terms. In addition to the terms defined above, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined as used in this Agreement:

“2006 Bond Trust Deed” is defined in Section 7.3(g)(ii).

“Accounting Change” is defined in Section 11.9.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Company or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any Person, firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding Equity Interests of another Person.

“Act” is defined in Section 11.18.

“Additional Revolver” means a revolving facility dated as of the date hereof in an aggregate principal amount of up to $650.0 million (as may be increased pursuant to the accordion feature), with Bank of America, N.A. as administrative agent, the Borrower, as borrower and the Company and its Subsidiaries as guarantors.

“Additional Term Loan Notice” is defined in Section 2.5(b)(i).

“Additional Term Loans” is defined in Section 2.5(b)(i).

“Adjusted Indebtedness” of a Person means, without duplication, such Person’s Indebtedness but excluding obligations with respect to (i) the undrawn portion of any Performance Letters of Credit (as defined in the Additional Revolver), bank guarantees supporting obligations comparable to those supported by Performance Letters of Credit and all reimbursement agreements related thereto and (ii) liabilities of such Person or any of its Subsidiaries under any sale and leaseback transaction which do not create a liability on the consolidated balance sheet of such Person.

“Administrative Agent” is defined in the recital of parties to this Agreement.

“Advance” means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to the Borrower of the same Type and, in the case of Eurodollar Rate Advances for the same Interest Period.

“Affected Lender” is defined in Section 2.19.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of greater than ten percent (10.0%) or more of any class of voting securities (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract or otherwise.

“Agent Parties” is defined in Section 15.1(c).

“Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as may be adjusted from time to time pursuant to the terms hereof. The Aggregate Commitment as of the Closing Date is One Billion Dollars ($1,000,000,000).

“Agreement” means this Term Loan Agreement, as it may be amended, restated, amended and restated or otherwise modified and in effect from time to time.

“Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements of the Company referred to in Section 6.4(b) hereof; provided, however, except as provided in Section 11.9, that with respect to the calculation of financial ratios and other financial tests required by this Agreement, “Agreement Accounting Principles” means generally accepted accounting principles as in effect in the United States as of the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements of the Company referred to in Section 6.4(b) hereof.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1%, and (iii) the Eurodollar Rate (without giving effect to the Applicable Eurodollar Margin) for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Eurodollar Rate for any day shall be based on the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate, respectively.

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“Applicable Eurodollar Margin” means, as at any date of determination, the rate per annum then applicable to Eurodollar Rate Loans determined in accordance with the provisions of Section 2.14(d)(ii) hereof.

“Applicable Floating Rate Margins” means, as at any date of determination, the rate per annum then applicable to Floating Rate Loans, determined in accordance with the provisions of Section 2.14(d)(ii) hereof.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means MLPFS and CACIB, in their respective capacities as the arrangers for the credit transaction evidenced by this Agreement.

“Asset Sale” means, with respect to any Person, the sale, lease, conveyance, disposition or other transfer by such Person of any of its assets (including by way of a sale-leaseback transaction, and including the sale or other transfer of any of the Equity Interests of any Subsidiary of such Person, but not the Equity Interests of such Person) to any Person other than the Company or any of its wholly-owned Subsidiaries other than (i) the sale of inventory in the ordinary course of business and (ii) the sale or other disposition of any obsolete equipment disposed of in the ordinary course of business.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 14.1(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent.

“Authorized Officer” means a Managing Director of the Company, or such other Person as authorized by a Managing Director, acting singly; provided, that the Administrative Agent shall have received a manually signed certificate of the Secretary of the Company as to the incumbency of, and bearing a manual specimen signature of, such duly authorized Person.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

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“Benefit Plan” means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan or Foreign Pension Plan) in respect of which the Company or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA.

“BofA” is defined in the recital of parties to this Agreement.

“Borrower” is defined in the recital of parties to this Agreement.

“Borrower Materials” is defined in Section 15.1(c).

“Borrowing Date” means a date on which an Advance is made hereunder.

“Borrowing/Election Notice” is defined in Section 2.7.

“Bridge Facility” means bridge loans in an aggregate principal amount of up to $800.0 million (as may be increased by the lead arrangers thereof) under a senior bridge facility with Bank of America, N.A. as administrative agent, the Borrower, as borrower and the Company and its Subsidiaries as guarantors.

“BSA” is defined in Section 11.18.

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Loans bearing interest at the Eurodollar Rate, a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York and on which dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York.

“CACIB” means Crédit Agricole Corporate and Investment Bank.

“Capital Stock” means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

“Capitalized Lease Obligations” of a Person means the amount of the obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

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“Cash Equivalents” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; (ii) domestic and Eurodollar certificates of deposit and time deposits, bankers’ acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies, the long-term indebtedness of which institution at the time of acquisition is rated A- (or better) by S&P or A3 (or better) by Moody’s, and which certificates of deposit and time deposits are fully protected against currency fluctuations for any such deposits with a term of more than ninety (90) days; (iii) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are limited to (x) investment grade securities (i.e., securities rated at least Baa by Moody’s or at least BBB by S&P) and (y) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody’s (all such institutions being, “Qualified Institutions”); (iv) commercial paper of Qualified Institutions; provided that the maturities of such Cash Equivalents shall not exceed three hundred sixty-five (365) days from the date of acquisition thereof; and (v) auction rate securities (long-term, variable rate bonds tied to short-term interest rates) that are rated Aaa by Moody’s or AAA by S&P.

“Change” is defined in Section 4.2.

“Change of Control” means an event or series of events by which:

(i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of twenty percent (20%) or more of the voting power of the then outstanding Capital Stock of the Company entitled to vote generally in the election of the directors of the Company; or

(ii) the majority of the board of directors of the Company fails to consist of Continuing Directors; or

(iii) except as expressly permitted under the terms of this Agreement, the Company, the Borrower or any other Subsidiary Borrower consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its property to any Person, or any Person consolidates with or merges into the Company, the Borrower or any other Subsidiary Borrower, in either event pursuant to a transaction in which the outstanding Capital Stock of the Company, the Borrower or such other Subsidiary Borrower, as applicable, is reclassified or changed into or exchanged for cash, securities or other property; or

(iv) except as otherwise expressly permitted under the terms of this Agreement, the Company shall cease to own and control, either directly or indirectly, all of the economic and voting rights associated with all of the outstanding Capital Stock of each of the Subsidiary Guarantors or shall cease to have the power, directly or indirectly, to elect all of the members of the board of directors of each of the Subsidiary Guarantors.

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“Closing Date” means the date on which the conditions precedent set forth in Section 5.1(a) are satisfied or waived, which date is December 21, 2012.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

“Collateral Shortfall Amount” is defined in Section 9.1(a).

“Commission” means the Securities and Exchange Commission of the United States of America and any Person succeeding to the functions thereof.

“Commitment” means, for each Lender, the obligation of such Lender to make Term Loans not exceeding the amount set forth on Exhibit A-1 to this Agreement opposite its name thereon under the heading “Commitment” or in the Assignment and Assumption by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Assumption.

“Commitment Termination Date” means the earliest of (a) April 30, 2013 (which date shall be extended to June 30, 2013 if the Outside Date (as defined in the Transaction Agreement) shall have been extended to June 30, 2013 pursuant to Section 8.1(b)(i) of the Transaction Agreement as in effect on July 30, 2012), (b) the closing of the Shaw Acquisition without the use of the Bridge Facility, the Additional Revolver and the term loan facility established hereunder, and (c) the termination of the Transaction Agreement prior to closing of the Shaw Acquisition in accordance with its terms.

“Company” is defined in the recital of parties to this Agreement.

“Computation Date” is defined in Section 2.4(b).

“Consolidated Fixed Charges” means, for any period, the sum of (i) Consolidated Long-Term Lease Rentals for such period and (ii) consolidated interest expense of the Company and its Subsidiaries (including capitalized interest and the interest component of Capitalized Leases) for such period; provided, that for each period following the Transaction Closing Date until four full quarters following the Transaction Closing Date have passed, interest expense shall be calculated by multiplying the interest expense for the first such quarter by four, and for the period of two such quarters by two and for the period of three such quarters by 4/3.

“Consolidated Long-Term Lease Rentals” means, for any period, the sum of the minimum amount of rental and other obligations of the Company and its Subsidiaries required to be paid during such period under all leases of real or personal property (other than Capitalized Leases) having a term (including any required renewals or extensions or any renewals or extensions at the option of the lessor or lessee) of one year or more after the commencement of the initial term, determined on a consolidated basis in accordance with GAAP.

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“Consolidated Net Income” means, for any period, the net income (or deficit) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, but excluding in any event (a) any extraordinary gain or loss (net of any tax effect) and (b) net earnings of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Company or such Subsidiary in the form of cash distributions.

“Consolidated Net Income Available for Fixed Charges” means, for any period, Consolidated Net Income plus, to the extent deducted in determining such Consolidated Net Income, (i) provisions for income taxes, (ii) Consolidated Fixed Charges, (iii) extraordinary, unusual or non-recurring charges otherwise deducted in arriving at Consolidated Net Income for such period arising from (A) the GenOn AQC Project, in an aggregate amount not to exceed $20.1 million, incurred prior to May 31, 2012 and (B) the Dominion project in an aggregate amount not to exceed $88 million, incurred prior to May 31, 2012, (iv) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Company, (v) retention bonuses paid to officers, directors and employees of the Company and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, (vi) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, (vii) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, and (viii) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000; provided that EBITDA shall exclude the EBITDA of the business sold pursuant to the E&C Sale (as defined in the Transaction Agreement) from and after the date that the E&C Sale is consummated, on a pro forma basis as if the E&C Sale had occurred on the first business day of the period; provided, further, that clauses (iii), (v), (vii) and (viii) of this definition shall be applicable only from and after the consummation of the Shaw Acquisition.

“Consolidated Net Worth” means, at a particular date, all amounts which would be included under shareholders’ or members’ equity on the consolidated balance sheet for the Company and its consolidated Subsidiaries plus any preferred stock of the Company to the extent that it has not been redeemed for indebtedness, as determined in accordance with Agreement Accounting Principles.

“Contaminant” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls (“PCBs”), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.

“Contingent Obligation”, as applied to any Person, means any Contractual Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with

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recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received. The amount of any Contingent Obligation shall be equal to the present value of the portion of the obligation so guaranteed or otherwise supported, in the case of known recurring obligations, and the maximum reasonably anticipated liability in respect of the portion of the obligation so guaranteed or otherwise supported assuming such Person is required to perform thereunder, in all other cases.

“Continuing Director” means, with respect to any person as of any date of determination, any member of the board of directors of such Person who (a) was a member of such board of directors on the Closing Date, or (b) was nominated for election or elected to such board of directors with the approval of the required majority of the Continuing Directors who were members of such board at the time of such nomination or election; provided that an individual who is so elected or nominated in connection with a merger, consolidation, acquisition or similar transaction shall not be a Continuing Director unless such individual was a Continuing Director prior thereto.

“Contractual Obligation”, as applied to any Person, means any provision of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument (including, without limitation, the Letter of Credit Agreement), in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Group” means the group consisting of (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with the Company; and (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Company, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.

“Customary Permitted Liens” means:

(i) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or (if foreclosure, distraint, sale or other similar proceedings shall not have been commenced or any

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such proceeding after being commenced is stayed) which are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

(ii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen, service providers or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

(iii) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (A) all such Liens do not in the aggregate materially detract from the value of the Company’s or its Subsidiary’s assets or property taken as a whole or materially impair the use thereof in the operation of the businesses taken as a whole, and (B) all Liens securing bonds to stay judgments or in connection with appeals do not secure at any time an aggregate amount exceeding $5,000,000;

(iv) Liens arising with respect to zoning restrictions, easements, encroachments, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges, restrictions or encumbrances on the use of real property which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its respective Subsidiaries;

(v) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against the Company or any of its Subsidiaries which do not constitute a Default under Section 8.1(h) hereof; and

(vi) any interest or title of the lessor in the property subject to any operating lease entered into by the Company or any of its Subsidiaries in the ordinary course of business.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means an event described in Article VIII hereof.

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“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans or (ii) pay over to any Lender Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified any Borrower or any Lender Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Lender Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Lender Party’s receipt of such certification in form and substance reasonably satisfactory to it and the Administrative Agent, or (d) has become, or has a Lender Parent that has become, the subject of a Bankruptcy Event.

“Designated Hedging Agreements” is defined in Section 11.15.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Disclosed Litigation” is defined in Section 6.7.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the Termination Date.

“DOL” means the United States Department of Labor and any Person succeeding to the functions thereof.

“Dollar” and “$” means dollars in the lawful currency of the United States of America.

“Domestic Subsidiary” means a Subsidiary of the Company organized under the laws of a jurisdiction located in the United States of America and substantially all of the operations of which are conducted within the United States.

“EBIT” means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (i) Consolidated Net Income, plus (ii) Interest Expense to the extent deducted in computing Consolidated Net Income, plus (iii) charges against income for foreign, federal, state and local taxes to the extent deducted in

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computing Consolidated Net Income, plus (iv) any other non-recurring non-cash charges (excluding any such non-cash charges to the extent any such non-cash charge becomes, or is expected to become, a cash charge in a later period) to the extent deducted in computing Consolidated Net Income, plus (v) extraordinary losses incurred other than in the ordinary course of business to the extent deducted in computing Consolidated Net Income, minus (vi) any non-recurring non-cash credits to the extent added in computing Consolidated Net Income, minus (vii) extraordinary gains realized other than in the ordinary course of business to the extent added in computing Consolidated Net Income.

“EBITDA” means, for any period, on a consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period, without duplication, calculated in each case in accordance with Agreement Accounting Principles, of (i) EBIT plus (ii) depreciation expense to the extent deducted in computing Consolidated Net Income, plus (iii) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Net Income, plus (iv) non-cash compensation expenses for management or employees to the extent deducted in computing Consolidated Net Income, plus (v) extraordinary, unusual or non-recurring charges otherwise deducted in arriving at Consolidated Net Income for such period arising from (A) the GenOn AQC Project, in an aggregate amount not to exceed $20.1 million, incurred prior to May 31, 2012 and (B) the Dominion project in an aggregate amount not to exceed $88 million, incurred prior to May 31, 2012, plus (vi) to the extent not already included in Consolidated Net Income, dividends and distributions actually received in cash during such period from Persons that are not Subsidiaries of the Company plus (vii) retention bonuses paid to officers, directors and employees of the Company and its Subsidiaries in connection with the Transaction not to exceed $25,000,000, plus (viii) any charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful, plus (ix) charges, expenses and losses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with closures of certain facilities and termination of leases, plus (x) expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000; provided that EBITDA shall exclude the EBITDA of the business sold pursuant to the E&C Sale (as defined in the Transaction Agreement) from and after the date that the E&C Sale is consummated, on a pro forma basis as if the E&C Sale had occurred on the first business day of the period; provided, further, that clauses (v), (vii), (ix) and (x) of this definition shall be applicable only from and after the consummation of the Shaw Acquisition.

“Effective Additional Term Loan Amount” is defined in Section 2.5(b)(i).

“Eligible Assignee” means a Person that is primarily engaged in the business of commercial banking and that (A) is a Lender or an affiliate of a Lender, (B) shall have senior unsecured long-term debt ratings which are rated at least BBB (or the equivalent) as publicly announced by S&P or Fitch Investors Services, Inc. or Baa2 (or the equivalent) as publicly announced by Moody’s, or (C) shall otherwise be reasonably acceptable to the Administrative Agent.

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“Eligible Designee” means a special purpose corporation, partnership, limited partnership or limited liability company that is administered by a Lender or an Affiliate of a Lender and (i) is organized under the laws of the United States of America or any state thereof, (ii) is engaged primarily in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) issues (or the parent of which issues) commercial paper rated at least A-1 or the equivalent thereof by S&P or the equivalent thereof by Moody’s.

“Environmental, Health or Safety Requirements of Law” means all Requirements of Law derived from or relating to foreign, federal, state and local laws or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., and the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., in each case including any amendments thereto, any successor statutes, and any regulations or guidance promulgated thereunder, and any state or local equivalent thereof.

“Environmental Lien” means a lien in favor of any Governmental Authority for (a) any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock). Equity Interests will not include any Incentive Arrangements or obligations or payments thereunder.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

“Escrowed Proceeds” means the proceeds from the Takeout Financing that are funded into escrow in one or more escrow accounts which will be released from escrow pursuant to and in accordance with the terms of the escrow agreement among the Borrower, the purchasers of the Notes and the escrow agent thereunder.

“Eurodollar Base Rate” means, with respect to a Eurodollar Rate Advance for the relevant Interest Period, the applicable British Bankers Association LIBOR Rate (or the successor thereto if the British Bankers Association is no longer making LIBOR rate available) for deposits in Dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, provided that, (i) if Reuters Screen FRBD is not available to the Administrative Agent for any reason, the applicable Eurodollar Reference Rate for the relevant Interest Period shall instead be the applicable British Bankers’ Association Interest Settlement Rate for deposits in Dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers’ Association LIBOR Rate is available, the applicable Eurodollar Reference Rate for the relevant Interest

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Period shall instead be the rate determined by the Administrative Agent to be the rate at which BofA offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of BofA’s relevant Eurodollar Loan and having a maturity equal to such Interest Period.

“Eurodollar Rate” means, with respect to a Eurodollar Rate Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the then Applicable Eurodollar Margin, changing as and when the Applicable Eurodollar Margin changes, plus (iii) for Eurodollar Rate Advances by a Lender from its office or branch in the United Kingdom, the Mandatory Cost, plus (iv) any other mandatory costs imposed by any governmental or regulatory authority.

“Eurodollar Rate Advance” means an Advance which bears interest at a Eurodollar Rate.

“Eurodollar Rate Loan” means a Loan made on a fully syndicated basis pursuant to Section 2.1, which bears interest at a Eurodollar Rate.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary other than those listed as Foreign Subsidiaries on Schedule 1.1.5.

“Exemption Certificate” is defined in Section 2.14(e)(vi).

“Existing Revolving Credit Agreement” means that certain Third Amended and Restated Credit Agreement dated as of July 23, 2010 by and among the Company and certain Subsidiaries parties thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Facility Termination Date” shall mean the date on which all of the Termination Conditions have been satisfied.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. Eastern time (daylight or standard, as applicable) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

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“Fee Letter” means the Fee Letter dated as of July 30, 2012 among the Company, BofA, MLPFS and CACIB.

“Financial Officer” means any of the chief financial officer, principal accounting officer, treasurer or controller of the Company, acting singly.

“Fixed Charge Coverage Ratio” is defined in Section 7.4(b).

“Floating Rate” means, for any day for any Loan, a rate per annum equal to the Alternate Base Rate for such day, changing when and as the Alternate Base Rate changes, plus the then Applicable Floating Rate Margin.

“Floating Rate Advance” means an Advance which bears interest at the Floating Rate.

“Floating Rate Loan” means a Loan, or portion thereof, which bears interest at the Floating Rate.

“Foreign Employee Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of the Company, any of its respective Subsidiaries or any members of its Controlled Group and is not covered by ERISA pursuant to ERISA Section 4(b)(4).

“Foreign Pension Plan” means any employee benefit plan as described in Section 3(3) of ERISA for which the Company or any member of its Controlled Group is a sponsor or administrator and which (i) is maintained or contributed to for the benefit of employees of the Company, any of its respective Subsidiaries or any member of its Controlled Group, (ii) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

“Foreign Subsidiary” means a Subsidiary of the Company which is not a Domestic Subsidiary.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Fundamental Changes” is defined in Section 7.3(h).

“Governmental Authority” means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.

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“Gross Negligence” means recklessness, or actions taken or omitted with conscious indifference to or the complete disregard of consequences or rights of others affected. Gross Negligence does not mean the absence of ordinary care or diligence, or an inadvertent act or inadvertent failure to act. If the term “gross negligence” is used with respect to the Administrative Agent or any Lender or any indemnitee in any of the other Loan Documents, it shall have the meaning set forth herein.

“Guaranteed Obligations” is defined in Section 10.1.

“Guarantor(s)” shall mean the Company and the Subsidiary Guarantors.

“Guaranty” means each of (i) the guaranty by the Company of all of the Obligations of the Borrower pursuant to Article X of this Agreement and (ii) the Subsidiary Guaranty, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Hedging Arrangements” is defined in the definition of Hedging Obligations below.

“Hedging Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, commodity prices, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants or any similar derivative transactions (“Hedging Arrangements”), and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

“Home Country” is defined in Section 6.18(a)(i).

“Honor Date” is defined in Section 3.3(a).

“Incentive Arrangements” means any stock ownership, restricted stock, stock option, stock appreciation rights, “phantom” stock plans, employment agreements, non-competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with the retention of executives, officers or employees of the Company and its Subsidiaries.

“Indebtedness” of a Person means, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property or services (other than (i) accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade, and (ii) earnouts or other similar forms of contingent purchase prices), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property or assets now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances or other

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instruments, (e) Capitalized Lease Obligations, (f) Contingent Obligations, (g) obligations with respect to any letters of credit, bank guarantees and similar instruments, including, without limitation, Financial Letters of Credit (as defined in the Additional Revolver) and Performance Letters of Credit and all reimbursement agreements related thereto, (h) Off-Balance Sheet Liabilities and (j) Disqualified Stock, in each case, excluding in any event the NEH Bonds, and the Lien on stock of NEH securing such bonds.

“Indemnified Matters” is defined in Section 11.7(b).

“Indemnitees” is defined in Section 11.7(b).

“Initial Borrower” is defined in the recital of parties to this Agreement.

“Initial Material Subsidiary” means each Subsidiary (i) the consolidated net revenues of which for the most recent fiscal year of the Company for which audited financial statements have been delivered pursuant to Section 7.01(a)(ii) were greater than five percent (5%) of the Company’s consolidated net revenues for such fiscal year or (ii) the consolidated tangible assets of which as of the end of such fiscal year were greater than five percent (5%) of the Company’s consolidated tangible assets as of such date. For purposes of making the determinations required by this definition, revenues and assets of Foreign Subsidiaries shall be converted into Dollars at the rates used in preparing the consolidated balance sheet of the Company included in the applicable financial statements. The Initial Material Subsidiaries on the Closing Date are identified in Schedule 1.1.5 hereto.

“Initial Term Loan” is defined in Section 2.1.

“Insolvency Event” is defined in Section 11.15.

“Intercompany Indebtedness” is defined in Section 11.15.

“Interest Expense” means, for any period, the total gross interest expense of the Company and its consolidated Subsidiaries, whether paid or accrued, including, without duplication, the interest component of Capitalized Leases, commitment and letter of credit fees, the discount or implied interest component of Off-Balance Sheet Liabilities, capitalized interest expense, pay-in-kind interest expense, amortization of debt documents and net payments (if any) pursuant to Hedging Arrangements relating to interest rate protection, all as determined in conformity with Agreement Accounting Principles.

“Interest Period” means with respect to a Eurodollar Rate Loan, a period of one (1), two (2), three (3) months or six (6) months, commencing on a Business Day selected by the Borrower on which a Eurodollar Rate Advance is made to the Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period

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shall end on the immediately preceding Business Day; provided, further, that subject to the Administrative Agent’s receipt of all Lenders’ consent thereto, an Interest Period may be a period other than a period of one (1), two (2), three (3) months or six (6) months so long as such period is not more than twelve (12) months.

“Investment” means, with respect to any Person, (i) any purchase or other acquisition by that Person of any Indebtedness, Equity Interests or other securities, or of a beneficial interest in any Indebtedness, Equity Interests or other securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business (whether of a division, branch, unit operation, or otherwise) conducted by another Person; (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution actually invested by that Person to any other Person (but excluding any subsequent passive increases or accretions to the value of such initial capital contribution), including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business; and (iv) any non-arms length transaction by such Person with another Person or any other transfer of assets by such Person in another Person, with the amount of such Investment being an amount equal to the net benefit derived by such other Person resulting from any such transactions.

“IRS” means the Internal Revenue Service and any Person succeeding to the functions thereof.

“Lenders” means the lending institutions listed on the signature pages of this Agreement as a Lender and their respective successors and assigns.

“Lender Increase Notice” is defined in Section 2.5(b)(i).

“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Lender Party” means the Administrative Agent or any other Lender.

“Lending Installation” means, with respect to a Lender or the Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent listed on the signature pages of this Agreement for such Lender, or on the administrative information sheets provided to the Administrative Agent in connection herewith or otherwise selected by such Lender or the Administrative Agent pursuant to Section 2.16.

“Letter of Credit Agreement” means, collectively, those certain Letter of Credit and Term Loan Agreements, dated as of November 6, 2006, among the Company and certain of its Subsidiaries as co-obligors, BofA, as administrative agent, BofA and JPMorgan Chase Bank, N.A., as L/C issuers, and the lenders parties thereto, providing for supplemental term letter of credit facilities in an aggregate cumulative principal amount not to exceed $600,000,000 and on terms and conditions satisfactory to the Administrative Agent, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Leverage Ratio” is defined in Section 7.4(a).

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“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

“Loan Account” is defined in Section 2.12(a).

“Loan Documents” means this Agreement, the Fee Letter, the Subsidiary Guaranty and all other documents, instruments, notes and agreements executed in connection therewith or contemplated thereby, as the same may be amended, restated or otherwise modified and in effect from time to time.

“Loan Parties” means, at any time, the Company, the Borrower and each of the Subsidiary Guarantors.

“Loan(s)” means, with respect to a Lender, such Lender’s portion of any Advance made pursuant to Section 2.1 hereof, and collectively all Term Loans whether made or continued as or converted to Floating Rate Loans or Eurodollar Rate Loans.

“Mandatory Cost” is described in Exhibit A-3 hereto.

“Margin Stock” shall have the meaning ascribed to such term in Regulation U.

“Material Adverse Effect” means a material adverse effect upon (a) the business, condition (financial or otherwise), operations, performance, properties, results of operations or prospects of the Company, any other Borrower, or the Company and its Subsidiaries, taken as a whole, (b) the collective ability of the Company or any of its Subsidiaries to perform their respective obligations under the Loan Documents, or (c) the ability of the Lenders or the Administrative Agent to enforce the Obligations; it being understood and agreed that the occurrence of a Product Liability Event shall not constitute an event which causes a “Material Adverse Effect” unless and until the aggregate amount of, or attributable to, Product Liability Events (to the extent not covered by third-party insurance as to which the insured does not dispute coverage) exceeds, during any period of twelve (12) consecutive months, the greater of (x) $20,000,000 and (y) 20% of EBITDA (for the then most recently completed period of four fiscal quarters of the Company).

“Material Indebtedness” is defined in Section 8.1(e).

“Material Subsidiary” means, without duplication, (a) each Subsidiary Borrower and (b) any Subsidiary that directly or indirectly owns or Controls any Subsidiary Borrower or other Material Subsidiary and (c) any other Subsidiary (i) the consolidated net revenues of which for the most recent fiscal year of the Company for which audited financial statements have been delivered pursuant to Section 7.01(a)(ii) were greater than five percent (5%) of the Company’s consolidated net revenues for such fiscal year or (ii) the consolidated tangible assets of which as of the end of such fiscal year were greater than five percent (5%) of the Company’s consolidated tangible assets as of such date; provided that, if at any time the aggregate amount of the consolidated net revenues or consolidated tangible assets of all Subsidiaries that are not Material

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Subsidiaries exceeds twenty percent (20%) of the Company’s consolidated net revenues for any such fiscal year or twenty percent (20%) of the Company’s consolidated tangible assets as of the end of any such fiscal year, the Company (or, in the event the Company has failed to do so within 10 days, the Administrative Agent) shall designate sufficient Subsidiaries as “Material Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Material Subsidiaries. For purposes of making the determinations required by this definition, revenues and assets of Foreign Subsidiaries shall be converted into Dollars at the rates used in preparing the consolidated balance sheet of the Company included in the applicable financial statements. The Material Subsidiaries on the Closing Date are identified in Schedule 1.1.5 hereto.

“Maximum Rate” is defined in Section 12.12.

“MLPFS” means Merrill, Lynch, Pierce, Fenner & Smith Incorporated.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a “Multiemployer Plan” as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either the Company or any member of the Controlled Group.

“NEH” means Nuclear Energy Holdings, L.L.C., a Delaware limited liability company and wholly owned subsidiary of the Company.

“NEH Bonds” means the 2.20% bonds and 2.398% bonds due March 15, 2013 issued by NEH.

“Net Cash Proceeds” means, with respect to any Asset Sale or Sale and Leaseback Transaction by any Person, (a) cash or Cash Equivalents (freely convertible into Dollars) received by such Person or any Subsidiary of such Person from such Asset Sale or Sale and Leaseback Transaction (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale or Sale and Leaseback Transaction), after (i) provision for all income or other taxes measured by or resulting from such Asset Sale or Sale and Leaseback Transaction, (ii) payment of all brokerage commissions and other fees and expenses and commissions related to such Asset Sale or Sale and Leaseback Transaction, and (iii) all amounts used to repay Indebtedness (and any premium or penalty thereon) secured by a Lien on any asset disposed of in such Asset Sale or Sale and Leaseback Transaction or which is or may be required (by the express terms of the instrument governing such Indebtedness or by applicable law) to be repaid in connection with such Asset Sale or Sale and Leaseback Transaction (including payments made to obtain or avoid the need for the consent of any holder of such Indebtedness); and (b) cash or Cash Equivalents payments in respect of any other consideration received by such Person or any Subsidiary of such Person from such Asset Sale or Sale and Leaseback Transaction upon receipt of such cash payments by such Person or such Subsidiary.

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“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.2 and (ii) has been approved by the Required Lenders.

“Non-Extension Notice Date” is defined in Section 3.2(c).

“Non-Obligor Subsidiaries” is defined in Section 7.3(q).

“Non-U.S. Lender” is defined in Section 2.14(e)(vi).

“Note Purchase Agreement” means that certain Note Purchase and Guarantee Agreement among the Borrower, the Company and the institutional investors named therein.

“Notes” means senior notes in an aggregate principal amount of up to $800.0 million to be issued by the Borrower pursuant to the Note Purchase Agreement to finance the Transaction, to refinance the Bridge Facility and as otherwise set forth in the Note Purchase Agreement.

“Obligations” means all Loans, advances, debts, liabilities, obligations, covenants and duties owing, by the Borrower or any of its Subsidiaries to the Administrative Agent, any Lender, the Arrangers, any Affiliate of the Administrative Agent or any Lender, any Indemnitee, of any kind or nature, present or future, arising under this Agreement or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, foreign exchange risk, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys’ fees and disbursements, paralegals’ fees (in each case whether or not allowed), and any other sum chargeable to the Company or any of its Subsidiaries under this Agreement or any other Loan Document but excludes Hedging Obligations.

“OFAC” is defined in Section 11.18.

“Off-Balance Sheet Liabilities” of a Person means (a) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to Receivables sold by such Person or any of its Subsidiaries, (b) any liability of such Person or any of its Subsidiaries under any sale and leaseback transactions which do not create a liability on the consolidated balance sheet of such Person, (c) any liability of such Person or any of its Subsidiaries under any financing lease or so-called “synthetic lease” or “tax ownership operating lease” transaction, or (d) any obligations of such Person or any of its Subsidiaries arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.

“Other Taxes” is defined in Section 2.14(e)(ii).

“Parent Guarantor” is defined in the recital of parties to this Agreement.

“Participants” is defined in Section 14.1(d).

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“Participant Register” is defined in Section 14.1.

“Payment Date” means the last Business Day of each quarter, the Termination Date and the Facility Termination Date.

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

“Permitted Acquisition” is defined in Section 7.3(f).

“Permitted Existing Contingent Obligations” means the Contingent Obligations of the Company and its Subsidiaries identified as such on Schedule 1.1.4 to this Agreement.

“Permitted Existing Indebtedness” means the Indebtedness of the Company and its Subsidiaries identified as such on Schedule 1.1.1 to this Agreement.

“Permitted Existing Investments” means the Investments of the Company and its Subsidiaries identified as such on Schedule 1.1.2 to this Agreement.

“Permitted Existing Liens” means the Liens on assets of the Company and its Subsidiaries identified as such on Schedule 1.1.3 to this Agreement.

“Permitted Refinancing” means, with respect to any Indebtedness (the “Refinanced Indebtedness”), any refinancings, refundings, renewals or extensions thereof (the “Refinancing Indebtedness” thereof); provided that (a) at the time of such refinancing, refunding, renewal or extension, no Default has occurred and is continuing, (b) the amount of such Refinancing Indebtedness does not exceed the amount of such Refinanced Indebtedness except by an amount equal to customary underwriting discounts, fees or commissions, expenses and prepayment premium (if any) incurred in connection with such refinancing, refunding, renewal or extension, plus any existing commitments unutilized under such Refinanced Indebtedness and (c) such Refinancing Indebtedness (i) has a weighted average maturity (measured as of the date of such refinancing, refunding, renewal or extension) and a maturity no shorter than that of such Refinanced Indebtedness, (ii) is not secured by any property or any Lien other than that (if any) securing such Refinanced Indebtedness, (iii) is not guaranteed by or secured by any property of any guarantor or other obligor which is not also a guarantor or obligor of such Refinanced Indebtedness, (iv) if such Refinanced Indebtedness is subordinated in right of payment to the Obligations, is subordinated in right of payment to the Obligations on terms no less favorable to the Lenders than those contained in the documentation governing such Refinanced Indebtedness, (v) does not have covenants, events of default or other material terms, taken as a whole, that are less favorable to the Loans Parties than those of the Refinanced Indebtedness and (vi) has an interest rate not exceeding the then applicable market interest rate.

“Permitted Sale and Leaseback Transactions” means (a) (i) any Sale and Leaseback Transaction of the Company’s administrative headquarters facility in The Woodlands, Texas and (ii) any Sale and Leaseback Transaction of all or any portion of the Company’s other property, in each case on terms acceptable to the Administrative Agent and only to the extent that the aggregate amount of Net Cash Proceeds from all such Permitted Sale and Leaseback Transactions is less than or equal to $50,000,000 and (b) any Sale and Leaseback Transaction of the Company’s facility in Plainfield, Illinois.

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“Person” means any individual, corporation, firm, enterprise, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company or other entity of any kind, or any government or political subdivision or any agency, department or instrumentality thereof.

“Plan” means an employee benefit plan defined in Section 3(3) of ERISA, other than a Multiemployer Plan, in respect of which the Company or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA.

“Platform” is defined in Section 15.1(c).

“Pricing Ratio” means the ratio of (i) all Adjusted Indebtedness of the Company and its Subsidiaries to (ii) EBITDA.

“Prime Rate” means the prime rate of interest announced by BofA from time to time (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Pro Forma Financial Statements” is defined in Section 5.1(f)(iii).

“Pro Rata Share” means, with respect to any Lender, the percentage obtained by dividing (A) the Lender’s Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the Aggregate Commitment at such time; provided, however, if the Commitments are terminated pursuant to the terms of this Agreement, then “Pro Rata Share” means the percentage obtained by dividing (x) such Lender’s Term Loans, by (y) the aggregate outstanding amount of Term Loans.

“Product Liability Event” means, solely in connection with asbestos-related claims and litigation, (i) the entry of one or more final judgments or orders against the Company or any Subsidiary, or (ii) the Company or any Subsidiary (a) enters into settlements for the payment of money or (b) pays any legal expenses associated with such judgment, orders or settlements and any and all other aspects of any claims and litigation associated therewith, and with respect to such judgments or orders, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.

“Proposed New Lender” is defined in Section 2.5(b)(i).

“Protesting Lender” is defined in Section 2.20.

“Public Lender” is defined in Section 15.1(c).

“Put Options Agreements” is defined in Section 5.1(e)(ii).

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“Rate Option” means the Eurodollar Rate or the Floating Rate, as applicable.

“Receivable(s)” means and includes all of the Company’s and its consolidated Subsidiaries’ presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Company or its Subsidiaries, as applicable, to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

“Register” is defined in Section 14.1(c).

“Regulation T” means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks, non-banks and non-broker lenders for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.

“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

“Repayment Date” is defined in Section 2.4(b).

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation or otherwise waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days after such event occurs, provided, however, that a failure to meet the minimum funding standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

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“Required Lenders” means, subject to Section 2.22(b), Lenders whose Pro Rata Shares, in the aggregate, are greater than fifty percent (50%); provided, however, that, if the Commitments have been terminated pursuant to the terms of this Agreement, “Required Lenders” means Lenders (without regard to the Lenders’ performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of the sum of all Loans are greater than fifty percent (50%).

“Requirements of Law” means, as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.

“Reserve Requirement” means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurodollar liabilities.

“Resignation Effective Date” is defined in Section 12.6.

“Restricted Payment” means (i) any dividend or other distribution, direct or indirect, on account of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in such Person’s Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock, (ii) any redemption, retirement, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Company or any of its Subsidiaries now or hereafter outstanding, other than in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company or any of its Subsidiaries (other than Disqualified Stock), (iii) any payment or prepayment of principal of, or interest (whether in cash or as payment-in-kind), premium, if any, fees or other charges with respect to, any Indebtedness subordinated to the Obligations, or any redemption, purchase, retirement, defeasance, prepayment or other acquisition for value, direct or indirect, of any Indebtedness other than (a) the Obligations and (b) any scheduled payments of principal of or interest with respect to Company’s Indebtedness issued pursuant to the Letter of Credit Agreement or any termination thereof, (iv) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any Indebtedness (other than the Obligations) or any Equity Interests of the Company or any of its Subsidiaries, or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission and (v) any payment in respect of a purchase price adjustment, earn-out or other similar form of contingent purchase price.

“Risk-Based Capital Guidelines” is defined in Section 4.2.

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“S&P” means Standard & Poor’s Ratings Group, a division of McGraw-Hill, Inc.

“Sale and Leaseback Transaction” means any lease, whether an operating lease or a Capitalized Lease, of any property (whether real or personal or mixed), (i) which the Company or one of its Subsidiaries sold or transferred or is to sell or transfer to any other Person, or (ii) which the Company or one of its Subsidiaries intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by the Company or one of its Subsidiaries to any other Person in connection with such lease.

“Sanction(s)” means any international economic sanction administered or enforced by OFAC, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Selling Lender” is defined in Section 2.5(b)(ii).

“Shaw Acquisition” means the acquisition of The Shaw Group Inc. by the Company (by means of a merger of a Subsidiary thereof with and into The Shaw Group Inc.) pursuant to the Transaction Agreement as in effect on the date hereof.

“Shaw Material Adverse Effect” means any event, occurrence, state of facts, circumstance, condition, effect, change or combination of the foregoing that (i) has a material adverse effect on the ability of The Shaw Group Inc. to consummate the Merger and the other Transactions, or (ii) is material and adverse to the business, results of operations or condition (financial or otherwise) of The Shaw Group Inc. and its Subsidiaries, taken as a whole, except to the extent such material adverse effect under this clause (ii) results from or is attributable to (A) any changes in general United States or global economic conditions (including securities, credit, financial or other capital markets conditions), except to the extent such changes in conditions have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in the industries in which The Shaw Group Inc. and its Subsidiaries operate, (B) any changes in conditions generally affecting any of the industries in which The Shaw Group Inc. and its Subsidiaries operate, except to the extent such changes in conditions have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in any such industry, (C) any decline in the market price of The Shaw Group Inc. Common Stock (it being understood that the facts or occurrences giving rise to or contributing to such decline may be deemed to constitute, and be taken into account in determining whether there has been or would be reasonably likely to be, a Shaw Material Adverse Effect), (D) any failure, in and of itself, by The Shaw Group Inc. to meet any internal or published projections or forecasts in respect of revenues, earnings or other financial or operating metrics (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, and be taken into account in determining whether there has been or would be reasonably likely to be, a Shaw Material Adverse Effect), (E) any change in Law or GAAP (or authoritative interpretations thereof), except to the extent such changes have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in any industry in which The Shaw Group Inc. and any of its Subsidiaries operate, (F) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or

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terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement, except to the extent such conditions or events have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in any industry in which The Shaw Group Inc. and any of its Subsidiaries operate, (G) any hurricane, tornado, flood, earthquake or other natural disaster, except to the extent such events have a disproportionate effect on The Shaw Group Inc. and its Subsidiaries, taken as a whole, relative to others in any industry in which The Shaw Group Inc. and any of its Subsidiaries operate and (H) the announcement or pendency of the Transactions (including any resulting contract cancellations or restructurings, delays in contract awards or failure to receive pending contract awards). Any capitalized term referred to in this paragraph is used herein as defined in the Transaction Agreement.

“Single Employer Plan” means a Plan maintained by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group.

“Solvent” means, when used with respect to any Person, that at the time of determination:

(i) the fair value of its assets (both at fair valuation and at present fair saleable value) is equal to or in excess of the total amount of its liabilities, including, without limitation, contingent liabilities; and

(ii) it is then able and expects to be able to pay its debts as they mature; and

(iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

With respect to contingent liabilities (such as litigation, guarantees and pension plan liabilities), such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can be reasonably be expected to become an actual or matured liability.

“specified currency” is defined in Section 2.21.

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company (excluding NEH).

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“Subsidiary Borrower(s)” is defined in the Additional Revolver.

“Subsidiary Guarantor(s)” means (a) each Subsidiary Borrower (other than the Borrower); (b) all of the Company’s Material Subsidiaries (other than any Excluded Foreign Subsidiary); (c) all Subsidiaries acquired or formed after the Closing Date which are Material Subsidiaries and which have or are required to have satisfied the provisions of Section 7.2(k)(i); (d) all of the Company’s Subsidiaries which become Material Subsidiaries and which have satisfied or are required to have satisfied the provisions of Section 7.2(k)(ii); and (e) all other Subsidiaries which become Subsidiary Guarantors in satisfaction of the provisions of Section 7.2(k)(iii) or Section 7.3(q), in each case with respect to clauses (a) through (e) above, and together with their respective successors and assigns.

“Subsidiary Guaranty” means that certain Subsidiary Guaranty, dated as of the Closing Date executed by each Subsidiary Guarantor and any and all supplements thereto executed from time to time by each additional Subsidiary Guarantor in favor of the Administrative Agent in substantially the form of Exhibit H attached hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Substantial Portion” means, with respect to the assets of the Company and its Subsidiaries, assets which (i) represent more than 10% of the consolidated assets of the Company and its Subsidiaries as would be shown in the consolidated financial statements of the Company and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) are responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Company and its Subsidiaries as reflected in the financial statements referred to in clause (i) above.

“Supplement” is defined in Section 7.2(k)(i).

“Takeout Financing” means the issuance of the Notes pursuant to the Note Purchase Agreement.

“Taxes” is defined in Section 2.14(e)(i).

“Term Loans” is defined in Section 2.1.

“Termination Conditions” is defined in Section 2.18.

“Termination Date” means the earlier of (a) the fourth anniversary of the Transaction Closing Date, provided that if such date is not a Business Day, the Termination Date determined by this clause (a) shall be the next preceding Business Day, and (b) the date of termination in whole of the Aggregate Commitment pursuant to Section 2.5 hereof or the date of the Obligations becoming immediately due pursuant to Section 9.1 hereof.

“Termination Event” means (i) a Reportable Event with respect to any Benefit Plan; (ii) the withdrawal of the Company or any member of the Controlled Group from a Benefit Plan during a plan year in which the Company or such Controlled Group member was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Benefit Plan

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participants who are employees of the Company or any member of the Controlled Group; (iii) the imposition of an obligation on the Company or any member of the Controlled Group under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC or any similar foreign governmental authority of proceedings to terminate a Benefit Plan or Foreign Pension Plan; (v) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; (vi) that a foreign governmental authority shall appoint or institute proceedings to appoint a trustee to administer any Foreign Pension Plan in place of the existing administrator, or (vii) the partial or complete withdrawal of the Company or any member of the Controlled Group from a Multiemployer Plan or Foreign Pension Plan.

“Transaction” means the Shaw Acquisition, the payment of fees and expenses in connection therewith, any issuance by the Company of its common equity to consummate the Transaction or refinance any debt issued to consummate the Transaction, and any combination of the entering into and funding of the Additional Revolver, the issuance and placement of the Notes, the entering into and funding of the Bridge Facility, the amendment of the Existing Revolving Credit Agreement pursuant to Amendment No. 2 thereto dated as of December 21, 2012, and the entering into and funding under the credit facility established under this Agreement.

“Transaction Agreement” means that certain transaction agreement dated as of July 30, 2012 by and among the Company, Crystal Merger Subsidiary Inc. and The Shaw Group Inc.

“Transaction Closing Date” means the date occurring on or after the Closing Date on which the conditions precedent set forth in Section 5.1(b) are satisfied, which date shall be no later than April 30, 2013 (or June 30, 2013 if the Outside Date (as defined in the Transaction Agreement) shall have been extended to June 30, 2013 pursuant to Section 8.1(b)(i) of the Transaction Agreement as in effect on July 30, 2012).

“Transaction Facilities” means the credit facility established under this Agreement, the Existing Revolving Credit Agreement, the Bridge Facility, the Additional Revolver and the Takeout Financing.

“Transferee” is defined in Section 14.3.

“Type” means, with respect to any Loan, its nature as a Floating Rate Loan or a Eurodollar Rate Loan.

“Unfunded Liabilities” means (i) in the case of Single Employer Plans, the amount (if any) by which the aggregate accumulated benefit obligations exceeds the aggregate fair market value of assets of present value of all vested nonforfeitable benefits under all Single Employer Plans as of the most recent measurement date, all as determined under FAS 87 using the methods and assumptions used by the Company for financial accounting purposes, and (ii) in the case of Multiemployer Plans, the withdrawal liability that would be incurred by the Controlled Group if all members of the Controlled Group completely withdrew from all Multiemployer Plans.

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“Unmatured Default” means an event which, but for the lapse of time or the giving of notice, or both, would constitute a Default.

SECTION 1.2 Singular/Plural References; Accounting Terms. The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with Agreement Accounting Principles.

SECTION 1.3 References. Any references to the Company’s Subsidiaries shall not in any way be construed as consent by the Administrative Agent or any Lender to the establishment, maintenance or acquisition of any Subsidiary, except as may otherwise be permitted hereunder.

SECTION 1.4 Supplemental Disclosure. At any time at the request of the Administrative Agent and at such additional times as the Company determines, the Company shall supplement each schedule or representation herein or in the other Loan Documents with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule or as an exception to such representation or which is necessary to correct any information in such schedule or representation which has been rendered inaccurate thereby. Notwithstanding that any such supplement to such schedule or representation may disclose the existence or occurrence of events, facts or circumstances which are either prohibited by the terms of this Agreement or any other Loan Documents or which result in the breach of any representation or warranty, such supplement to such schedule or representation shall not be deemed either an amendment thereof or a waiver of such breach unless expressly consented to in writing by Administrative Agent and the Required Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by the Administrative Agent or any Lender of any Default disclosed therein. Any items disclosed in any such supplemental disclosures shall be included in the calculation of any limits, baskets or similar restrictions contained in this Agreement or any of the other Loan Documents.

ARTICLE II

TERM LOAN FACILITY

SECTION 2.1 Term Loans.

(a) Amount of Term Loans. Upon the satisfaction of the conditions precedent set forth in Sections 5.1, on the Transaction Closing Date, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make a term loan to the Borrower on the Transaction Closing Date, in Dollars, in an amount not to exceed such Lender’s Commitment at such time (an “Initial Term Loan” and, together with any Additional Term Loan made pursuant to Section 2.5(b)(i), the “Term Loans”). Term Loans borrowed and repaid may

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not be reborrowed. The Term Loans made on the Transaction Closing Date or on or before the third (3rd) Business Day thereafter shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Rate Loans in the manner provided in Section 2.9 and subject to the other conditions and limitations therein set forth and set forth in this Article II and set forth in the definition of Interest Period. On the Termination Date, the Borrower shall repay in full the outstanding principal balance of the Term Loans made to it.

(b) Borrowing/Election Notice. The Borrower shall deliver to the Administrative Agent a Borrowing/Election Notice, signed by it, in accordance with the terms of Section 2.7.

(c) Making of Term Loans. Promptly after receipt of the Borrowing/Election Notice under Section 2.7 in respect of Term Loans, the Administrative Agent shall notify each Lender by telecopy, or other similar form of transmission, of the requested Term Loan. Each Lender shall make available its Term Loan in accordance with the terms of Section 2.6. The Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower at the Administrative Agent’s office in New York, New York on the applicable Borrowing Date and shall disburse such proceeds in accordance with the Borrower’s disbursement instructions set forth in such Borrowing/Election Notice. The failure of any Lender to deposit the amount described above with the Administrative Agent on the applicable Borrowing Date shall not relieve any other Lender of its obligations hereunder to make its Term Loan on such Borrowing Date.

SECTION 2.2 [RESERVED]

SECTION 2.3 Rate Options for all Advances; Maximum Interest Periods. The Term Loans may be Floating Rate Advances or Eurodollar Rate Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.9. The Borrower may select, in accordance with Section 2.9, Rate Options and Interest Periods applicable to portions of the Term Loans; provided that there shall be no more than seven (7) Interest Periods in effect with respect to all of the Loans at any time.

SECTION 2.4 Payments.

(a) Optional Payments. The Borrower may from time to time and at any time upon at least one (1) Business Day’s prior written notice repay or prepay, without penalty or premium all or any part of outstanding Floating Rate Advances in an aggregate minimum amount of One Million Dollars ($1,000,000) and in integral multiples of One Million Dollars ($1,000,000) in excess thereof. Eurodollar Rate Advances may be voluntarily repaid or prepaid prior to the last day of the applicable Interest Period, subject to the indemnification provisions contained in Section 4.4, in an aggregate minimum amount of Four Million and 00/100 Dollars ($4,000,000) and in integral multiples of One Million and 00/100 Dollars ($1,000,000) in excess thereof; provided, that the Borrower may not so prepay Eurodollar Rate Advances unless it shall have provided at least three (3) Business Days’ prior written notice to the Administrative Agent of such prepayment and provided, further, all Eurodollar Loans constituting part of the same Eurodollar Rate Advance shall be repaid or prepaid at the same time.

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(b) Amortization of Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the last day of each March, June, September and December, commencing with the first of such days occurring after the Transaction Closing Date, and on the Termination Date (each such day, a “Repayment Date”), an aggregate principal amount of the Term Loans as set forth below opposite such Repayment Date:

Repayment Date	Amount (Percentage of Principal Amount of Term Loans as of the Transaction Closing Date)
1st through 4th Repayment Dates	1.875%
5th through 12th Repayment Dates	2.5%
13th through 16th Repayment Dates	3.75%
Termination Date	Remainder

SECTION 2.5 Changes in Commitments; Incremental Term Loans.

(a) Commitment Reductions. The Company may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders, in an aggregate minimum amount of Ten Million and 00/100 Dollars ($10,000,000) and integral multiples of One Million and 00/100 Dollars ($1,000,000) in excess of that amount (unless the Aggregate Commitment is reduced in whole), upon at least three (3) Business Day’s prior written notice to the Administrative Agent, which notice shall specify the amount of any such reduction. All accrued commitment fees shall be payable on the effective date of any termination of all or any part of the obligations of the Lenders to make Loans hereunder. The Aggregate Commitment shall automatically terminate in whole on the Commitment Termination Date.

(b) Increase in Term Loans.

(i) At any time, the Company (on behalf of itself and the Borrower) may request that additional Term Loans (“Additional Term Loans”) in an aggregate principal amount not in excess of $250,000,000 be made under this Agreement; provided that, without the prior written consent of the Required Lenders, (a) the Company shall not be entitled to make more than one such request during any calendar year; and (b) each such request shall be in a minimum amount of at least $50,000,000 and increments of $5,000,000 in excess thereof. Such request shall be made in a written notice given to the Administrative Agent and the Lenders by the Company not less than twenty (20) Business Days prior to the proposed date of making of the Additional Term Loans, which notice (an “Additional Term Loan Notice”) shall specify the amount of the proposed Additional Term Loans and the proposed date of borrowing thereof. In the event of such an Additional Term Loan Notice, each of the Lenders shall be given the opportunity to participate in the requested borrowing ratably in proportions of their respective outstanding Initial Term Loans. No Lender shall have any obligation to make

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any Additional Term Loans pursuant to an Additional Term Loan Notice. On or prior to the date that is fifteen (15) Business Days after receipt of the Additional Term Loan Notice, each Lender shall submit to the Administrative Agent a notice indicating the maximum amount of Additional Term Loans by which it is willing to lend in connection with such Additional Term Loan Notice (any such notice to the Administrative Agent being herein a “Lender Increase Notice”). Any Lender which does not submit a Lender Increase Notice to the Administrative Agent prior to the expiration of such fifteen (15) Business Day period shall be deemed to have denied any increase in its Commitment. In the event that the amount of Term Loans set forth in the Lender Increase Notices exceed the amount requested by the Company in the Additional Term Loan Notice, the Administrative Agent and each Arranger shall have the right, in consultation with the Company, to allocate the amount of Additional Term Loans necessary to meet the Company’s Additional Term Loan Notice. In the event that the increases of Term Loans set forth in the Lender Increase Notices are less than the amount requested by the Company, not later than three (3) Business Days prior to the proposed effective date the Company may notify the Administrative Agent of any financial institution that shall have agreed to become a “Lender” party hereto (a “Proposed New Lender”) in connection with the Additional Term Loan Notice. Any Proposed New Lender shall be consented to by the Administrative Agent (which consent shall not be unreasonably withheld). If the Company shall not have arranged any Proposed New Lender(s) to commit to the shortfall from the Lender Increase Notices, then the Company shall be deemed to have reduced the amount of its Additional Term Loan Notice to the aggregate amount set forth in the Lender Increase Notices. Based upon the Lender Increase Notices, any allocations made in connection therewith and any notice regarding any Proposed New Lender, if applicable, the Administrative Agent shall notify the Company and the Lenders on or before the Business Day immediately prior to the proposed date of borrowing of the Additional Term Loans the amount of each Lender’s and Proposed New Lenders’ Additional Term Loans (the “Effective Additional Term Loan Amount”) and the aggregate amount of the Additional Term Loans. Any borrowing of the Additional Term Loans shall be subject to the following conditions precedent: (A) the Company shall have obtained the consent thereto of each Guarantor and its reaffirmation of the Loan Document(s) executed by it, which consent and reaffirmation shall be in writing and in form and substance reasonably satisfactory to the Administrative Agent, (B) as of the date of the Additional Term Loan Notice and as of the proposed date of borrowing of the Additional Term Loans, all representations and warranties shall be true and correct in all material respects as though made on such date and no event shall have occurred and then be continuing which constitutes a Default or Unmatured Default, (C) the Borrower, the Administrative Agent and each Proposed New Lender or Lender that shall have agreed to lend an Additional Term Loan shall have executed and delivered a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent, (D) counsel for the Company and for the Guarantors shall have provided to the Administrative Agent supplemental opinions in form and substance reasonably satisfactory to the Administrative Agent and (E) the Borrower and the Proposed New Lender shall otherwise have executed and delivered such other instruments and documents as may be required under Article V or that the Administrative Agent shall have reasonably requested in connection with such borrowing. If any fee

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shall be charged by the Lenders in connection with any such increase, such fee shall be in accordance with then prevailing market conditions, which market conditions shall have been reasonably documented by the Administrative Agent to the Company. Upon satisfaction of the conditions precedent to the making of any Additional Term Loans by a Proposed New Lender, such Proposed New Lender shall be a party to this Agreement as a Lender and shall have the rights and obligations of a Lender hereunder and thereunder. Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time.

SECTION 2.6 Method of Borrowing. On each Borrowing Date, each Lender shall make available its Term Loan or Term Loans, if any, not later than 1:00 p.m., Eastern time (daylight or standard, as applicable), in Federal or other funds immediately available to the Administrative Agent, in New York, New York at its address specified in or pursuant to Article XV. Unless the Administrative Agent determines that any applicable condition specified in Article V has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent’s aforesaid address.

SECTION 2.7 Method of Selecting Types and Interest Periods for Advances. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Rate Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice in substantially the form of Exhibit B hereto (a “Borrowing/Election Notice”) not later than 11:00 a.m. Eastern time (daylight or standard, as applicable) (a) on or before the Borrowing Date of each Floating Rate Advance, (b) three (3) Business Days before the Borrowing Date for each Eurodollar Rate Advance. The Borrower shall select Interest Periods so that, to the best of their knowledge, it will not be necessary to prepay all or any portion of any Eurodollar Rate Loan prior to the last day of the applicable Interest Period in order to make mandatory prepayments as required pursuant to the terms hereof. Each Floating Rate Advance and all Obligations other than Loans shall bear interest from and including the date of the making of such Advance, in the case of Loans, and the date such Obligation is due and owing in the case of such other Obligations, to (but not including) the date of repayment thereof at the Floating Rate changing when and as such Floating Rate changes. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Loan will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Advance and shall change as and when the Applicable Eurodollar Margin changes.

SECTION 2.8 Minimum Amount of Each Advance. Each Advance shall be in the minimum amount of Four Million Dollars ($4,000,000) and in multiples of One Million Dollars ($1,000,000) if in excess thereof.

SECTION 2.9 Method of Selecting Types and Interest Periods for Conversion and Continuation of Advances.

(a) Right to Convert. The Borrower may elect from time to time, subject to the provisions of Section 2.3 and this Section 2.9, to convert all or any part of a Loan of any Type into any other Type or Types of Loans; provided that any conversion of any Eurodollar Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.

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(b) Automatic Conversion and Continuation. Floating Rate Loans shall continue as Floating Rate Loans unless and until such Floating Rate Loans are converted into Eurodollar Rate Loans. Eurodollar Rate Loans shall continue as Eurodollar Rate Loans until the end of the then applicable Interest Period therefor, at which time such Eurodollar Rate Loans shall be automatically converted into Floating Rate Loans unless such Eurodollar Rate Loans shall have been repaid or the Company shall have given the Administrative Agent notice in accordance with Section 2.9(d) requesting that, at the end of such Interest Period, such Eurodollar Rate Loans continue as a Eurodollar Rate Loan.

(c) No Conversion Post-Default or Post-Unmatured Default. Notwithstanding anything to the contrary contained in Section 2.9(a) or Section 2.9(b), no Loan may be converted into or continued as a Eurodollar Rate Loan (except with the consent of the Required Lenders) when any Default or Unmatured Default has occurred and is continuing.

(d) Borrowing/Election Notice. The Company shall give the Administrative Agent an irrevocable Borrowing/Election Notice of each conversion of a Floating Rate Loan into a Eurodollar Rate Loan or continuation of a Eurodollar Rate Loan not later than 11:00 a.m. Eastern time (daylight or standard, as applicable) (x) one (1) Business Day prior to the date of the requested conversion or continuation, with respect to any Loan to be converted to or continued as a Floating Rate Advance, and (y) three (3) Business Days prior to the date of the requested conversion or continuation, with respect to any Loan to be converted or continued as a Eurodollar Rate Loan, specifying: (1) the requested date (which shall be a Business Day) of such conversion or continuation; (2) the amount and Type of the Loan to be converted or continued; and (3) if applicable, the amount of Eurodollar Rate Loan(s) into which such Loan is to be converted or continued and the duration of the Interest Period applicable thereto.

SECTION 2.10 Default Rate. After the occurrence and during the continuance of a Default, at the direction of the Required Lenders, the interest rate(s) applicable to the Obligations and all other fees shall be equal to (x) the interest rates and fees calculated based on the maximum Applicable Floating Rate Margins and Applicable Eurodollar Margin, as applicable (it being understood that except for the Eurodollar Rate Loans or as otherwise provided herein, the interest rate for all Obligations before giving effect to this clause (x) shall be the Applicable Floating Rate Margin plus Alternate Base Rate), as specified pursuant to Section 2.14(d)(ii) plus (y) two percent (2.00%) per annum for all such Obligations and fees ; provided that during the continuation of a Default under Sections 8.1(a)(i) such interest rate and fee increases shall be automatically applicable without any action of the Required Lenders.

SECTION 2.11 Method of Payment.

(a) Method of Payment. The Administrative Agent is hereby authorized to charge any account of the Borrower maintained with BofA or any of its Affiliates for each payment of principal, interest and fees as it becomes due hereunder.

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SECTION 2.12 Evidence of Debt.

(a) Loan Account. Each Lender shall maintain in accordance with its usual practice an account or accounts (a “Loan Account”) on its books and records evidencing the indebtedness of the Borrower to such Lender owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(b) Register. The Register maintained by the Administrative Agent pursuant to Section 14.1(c) shall include a control account, and a subsidiary account for each Lender and the Borrower, in which accounts (taken together) shall be recorded (i) the date and the amount of each Loan made hereunder, the Type thereof and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the effective date and amount of each Assignment and Assumption delivered to and accepted by it and the parties thereto pursuant to Section 14.1, (iv) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof, and (v) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest.

(c) Entries in Loan Account and Register. The entries made in the Loan Account, the Register and the other accounts maintained pursuant to clauses (a) or (b) of this Section shall be prima facie evidence thereof for all purposes, absent manifest error, unless the Borrower objects to information contained in the Loan Accounts, the Register or the other accounts within thirty (30) days of the Borrower’s receipt of such information; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans or other amounts in accordance with the terms of this Agreement.

(d) Noteless Transaction; Notes Issued Upon Request. Any Lender may request that the Term Loans made or to be made by it each be evidenced by a promissory note in substantially the form of Exhibit I to evidence such Lender’s Term Loans. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note for such Loans payable to the order of such Lender. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 14.1) be represented by one or more promissory notes in such form payable to the order of the payee named therein.

SECTION 2.13 Telephonic Notices. The Borrower authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower authorizes the Company to make requests and give notices hereunder on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, signed by an Authorized Officer, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error. In case of disagreement concerning such notices, if the Administrative Agent has recorded telephonic borrowing notices, such recordings will be made available to the Borrower upon its request therefor.

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SECTION 2.14 Promise to Pay; Interest and Commitment Fees; Interest Payment Dates; Interest and Fee Basis; Taxes; Loan and Control Accounts.

(a) Promise to Pay. All Advances shall be paid in full by the Borrower on the Termination Date. The Borrower unconditionally promises to pay when due the principal amount of each Loan and all other Obligations incurred by it, and to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the other Loan Documents.

(b) Interest Payment Dates. Interest accrued on each Floating Rate Loan shall be payable on each Payment Date, commencing with the first such date to occur after the Transaction Closing Date, upon any prepayment whether by acceleration or otherwise, and at maturity (whether by acceleration or otherwise). Interest accrued on each Eurodollar Rate Loan shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Rate Loan is prepaid, whether by acceleration or otherwise, and at maturity; provided, interest accrued on each Eurodollar Rate Loan having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest accrued on the principal balance of all other Obligations shall be payable in arrears (i) on the last Business Day of each calendar quarter, commencing on the first such day following the incurrence of such Obligation, (ii) upon repayment thereof in full or in part, and (iii) if not theretofore paid in full, at the time such other Obligation becomes due and payable (whether by acceleration or otherwise).

(c) Ticking Fee.

(i) The Company agrees to pay or to cause the Borrower to pay to the Administrative Agent, for the ratable benefit of the Lenders, a ticking fee of 0.25% per annum, calculated on the basis of actual number of days elapsed in a year of 360 days, on the Aggregate Commitment, (A) such fee to accrue from and after the date that is 30 days following the date of the execution and delivery of this Agreement until the earlier to occur of the Transaction Closing Date and the Commitment Termination Date and (B) such fee to be payable on such earlier date.

(d) Interest and Fee Basis; Applicable Floating Rate Margins and Applicable Eurodollar Margin.

(i) Interest and all fees, Eurodollar Rate Loans and Floating Rate Loans calculated by reference to the Federal Fund Effective Rate shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on all Alternate Base Rate Loans shall be calculated for actual days elapsed on the basis of a 365/366-day year. Interest shall be payable for the day an Obligation is incurred but not for the day of any payment on the amount paid if payment is received prior to 3:00 p.m. Eastern time (daylight or standard, as applicable) at the place of payment. If any payment of principal of or interest on a Loan or any payment of any other Obligations shall become due on a

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day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest, fees and commissions in connection with such payment.

(ii) (A) The Applicable Floating Rate Margin and Applicable Eurodollar Margin shall, subject to the provisions of Section 2.14(d)(ii)(B) below, be determined from time to time by reference to the table set forth below, on the basis of the then applicable Pricing Ratio as described in this Section 2.14(d)(ii):

Pricing Ratio	Less than 1.25 to 1.00	Greater than or equal to 1.25 to 1.00 and less than 2.00 to 1.00	Greater than or equal to 2.00 to 1.00 and less than 2.50 to 1.00	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	Greater than or equal to 3.00 to 1.00
Applicable Eurodollar Margin	1.375%	1.50%	1.75%	2.00%	2.50%
Applicable Floating Rate Margin	0.375%	0.50%	0.75%	1.00%	1.50%

(B) For purposes of this Section 2.14(d)(ii), the Pricing Ratio shall be equal to Leverage Ratio calculated as provided in Section 7.4(a); provided, however, that until such time as the Company delivers the financial statements for the fiscal quarter ending September 30, 2013, the Pricing Ratio shall be deemed to be greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00. Upon receipt of the financial statements delivered pursuant to Sections 7.1(a)(i) and (ii), as applicable, the Applicable Floating Rate Margin and Applicable Eurodollar Margin shall be adjusted, such adjustment being effective five (5) Business Days following the date such financial statements and the compliance certificate required to be delivered in connection therewith pursuant to Section 7.1(a)(iii) shall be due; provided, that if the Company shall not have timely delivered its financial statements in accordance with Section 7.1(a)(i) or (ii), as applicable, then commencing on the date upon which such financial statements should have been delivered and continuing until five (5) Business Days following the date such financial statements are actually delivered, the Applicable Floating Rate Margin and Applicable Eurodollar Margin shall be the maximum Applicable Floating Rate Margin and Applicable Eurodollar Margin, as applicable, as set forth in this Section 2.14(d)(ii).

(e) Taxes.

(i) Any and all payments by the Company and the Borrower hereunder (whether in respect of principal, interest, fees or otherwise) shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any interest, penalties and liabilities with respect thereto including those arising after the Closing Date as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of each Lender and the Administrative Agent, such

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taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender’s or the Administrative Agent’s, as the case may be, net income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or the Administrative Agent, as the case may be, is organized and any U.S. federal withholding taxes imposed under FATCA (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Administrative Agent or a Lender determines to be applicable to this Agreement, the other Loan Documents, the Commitments or the Loans being hereinafter referred to as “Taxes”). If the Company or the Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 2.14(e)) such Lender or Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Company or the Borrower, as applicable, shall make such deductions or withholdings, and (iii) the Company or the Borrower, as applicable, shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to such payments by the Company or the Borrower made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender’s selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain the affected Loans through another Lending Installation of such Lender in another jurisdiction so as to reduce the Company’s or the Borrower’s liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Installation of such Lender does not, in the judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Commitment of such Lender.

(ii) In addition, the Company and the Borrower agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents, the Commitments or the Loans (hereinafter referred to as “Other Taxes”).

(iii) The Company and the Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 2.14(e)) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

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If the Taxes or Other Taxes with respect to which the Company and the Borrower has made either a direct payment to the taxation or other authority or an indemnification payment hereunder are subsequently refunded to any Lender, such Lender will return to the Company or the Borrower, if no Default has occurred and is continuing, an amount equal to the lesser of the indemnification payment or the refunded amount. A certificate as to any additional amount payable to any Lender or the Administrative Agent under this Section 2.14(e) submitted to the Company or the Borrower and the Administrative Agent (if a Lender is so submitting) by such Lender or the Administrative Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto. Upon the request of any Lender, the Company or the Borrower, as applicable, shall repay to the Lender the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender is required to repay such refund to such Governmental Authority. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the Company or the Borrower shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Administrative Agent such certificates, receipts and other documents as may be required (in the reasonable judgment of such Lender or the Administrative Agent) to establish any tax credit to which such Lender or the Administrative Agent may be entitled.

(iv) Within thirty (30) days after the date of any payment of Taxes or Other Taxes by the Company or the Borrower, the Company shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

(v) Without prejudice to the survival of any other agreement of the Company and the Borrower hereunder, the agreements and obligations of the Company and the Borrower contained in this Section 2.14(e) shall survive the payment in full of all Obligations and the termination of this Agreement.

(vi) Each Lender that is not created or organized under the laws of the United States of America or a political subdivision thereof (each a “Non-U.S. Lender”) shall deliver to the Company and the Administrative Agent on or before the Closing Date, or, if later, the date on which such Lender becomes a Lender pursuant to Section 14.1 hereof (and from time to time thereafter upon the request of the Company or the Administrative Agent, but only for so long as such Non-U.S. Lender is legally entitled to do so), either (1) two (2) duly completed copies of either (A) IRS Form W-8BEN, or (B) IRS Form W-8ECI, or in either case an applicable successor form; or (2) in the case of a Non-U.S. Lender that is not legally entitled to deliver the forms listed in clause (vi)(1), (x) a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Company or the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an “Exemption Certificate”) and

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(y) two (2) duly completed copies of IRS Form W-8BEN or applicable successor form. Each such Lender further agrees to deliver to the Company and the Administrative Agent from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender in a form satisfactory to the Company and the Administrative Agent, before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Company and the Administrative Agent pursuant to this Section 2.14(e)(vi). Further, each Lender which delivers a form or certificate pursuant to this clause (vi) covenants and agrees to deliver to the Company and the Administrative Agent within fifteen (15) days prior to the expiration of such form, for so long as this Agreement is still in effect, another such certificate and/or two (2) accurate and complete original newly-signed copies of the applicable form (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder).

Each Lender shall promptly furnish to the Company and the Administrative Agent such additional documents as may be reasonably required by the Company or the Borrower or the Administrative Agent to establish any exemption from or reduction of any Taxes or Other Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender. Notwithstanding any other provision of this Section 2.14(e), neither the Company nor the Borrower shall be obligated to gross up any payments to any Lender pursuant to Section 2.14(e)(i), or to indemnify any Lender pursuant to Section 2.14(e)(iii), in respect of United States federal withholding taxes to the extent imposed as a result of (x) the failure of such Lender to deliver to the Company the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to Section 2.14(e)(vi), (y) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (z) the Lender designating a successor Lending Installation at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that the Company or the Borrower, as the case may be, shall be obligated to gross up any payments to any such Lender pursuant to Section 2.14(e)(i), and to indemnify any such Lender pursuant to Section 2.14(e)(iii), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or exemption certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the Closing Date, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or the certifications made in such form or forms or Exemption Certificate untrue or inaccurate in any material respect, (ii) the redesignation of the Lender’s Lending Installation was made at the request of the Company or (iii) the obligation to gross up payments to any such Lender pursuant to Section 2.14(e)(i), or to indemnify any such Lender pursuant to Section 2.14(e)(iii), is with respect to a assignee Lender that becomes a Lender as a result of an assignment made at the request of the Company.

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If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements or FATCA (including those contained in Sections 1471(b) or 1472(b) or the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b )(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph (vii), “FATCA” shall include any amendments made to FATCA after the date or this Agreement.

(vii) Upon the request, and at the expense of the Company, each Lender to which the Company or the Borrower is required to pay any additional amount pursuant to this Section 2.14(e), shall reasonably afford the Company or the Borrower, as applicable, the opportunity to contest, and shall reasonably cooperate with the Company or the Borrower, as applicable, in contesting, the imposition of any Tax giving rise to such payment; provided, that (i) such Lender shall not be required to afford the Company or the Borrower the opportunity to so contest unless the Company or the Borrower, as applicable, shall have confirmed in writing to such Lender its obligation to pay such amounts pursuant to this Agreement; and (ii) the Company shall reimburse such Lender for its reasonable attorneys’ and accountants’ fees and disbursements incurred in so cooperating with the Company or the Borrower in contesting the imposition of such Tax.

SECTION 2.15 Notification of Advances, Interest Rates, Prepayments and Aggregate Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing/Election Notice, and repayment notice received by it hereunder. The Administrative Agent will notify the Borrower and each Lender of the interest rate applicable to each Eurodollar Rate Loan promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

SECTION 2.16 Lending Installations. Each Lender will book its Loans at the appropriate Lending Installation listed on the administrative information sheets provided to the Administrative Agent in connection herewith or such other Lending Installation designated by such Lender in accordance with the final sentence of this Section 2.16. All terms of this Agreement shall apply to any such Lending Installation. Each Lender may, by written or facsimile notice to the Administrative Agent and the Company, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

SECTION 2.17 Payments Generally; Administrative Agent’s Clawback.

(a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such

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payment is owed, at the Administrative Agent’s office in Dollars and in immediately available funds not later than 3:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s lending office. All payments received by the Administrative Agent after 3:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, except otherwise provided in the definition of “Termination Date”, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any borrowing of Eurodollar Rate Loans (or, in the case of any borrowing of Floating Rate Loans, prior to 12:00 noon on the date of such borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.1(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Floating Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

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A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to a Borrower by the Administrative Agent because the conditions set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 11.7(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.7(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.7(c).

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

SECTION 2.18 Termination Date. This Agreement shall be effective until the Termination Date. Notwithstanding the termination of this Agreement, until all financing arrangements among the Borrower and the Lenders shall have been terminated (the “Termination Conditions”), all of the rights and remedies under this Agreement and the other Loan Documents shall survive.

SECTION 2.19 Replacement of Certain Lenders. If a Lender (“Affected Lender”) shall have: (i) become a Defaulting Lender or a Non-Consenting Lender, (ii) requested compensation from the Borrower under Sections 2.14(e), 4.1 or 4.2 to recover Taxes, Other Taxes or other additional costs incurred by such Lender which are not being incurred generally by the other Lenders, (iii) delivered a notice pursuant to Section 4.3 claiming that such Lender is unable to extend Eurodollar Rate Loans to the Borrower for reasons not generally applicable to the other Lenders or (iv) has invoked Section 11.2, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 14.1), all of its interests, rights (other than its existing rights to payments pursuant to Sections 2.14(e), 4.1, 4.2, 4.4, and 11.7) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

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(a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 14.1;

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.4) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation or payments required to be made pursuant to Section 4.1 or 4.2, such assignment will result in a reduction in such compensation or payments thereafter;

(d) such assignment does not conflict with applicable Requirements of Law; and

(e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. The Administrative Agent is authorized to execute one or more of such assignment agreements as attorney-in-fact for any Affected Lender failing to execute and deliver the same within five (5) Business Days after demand from the Administrative Agent or the Company for such Affected Lender to execute and deliver the same.

SECTION 2.20 [RESERVED].

SECTION 2.21 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from the Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main office in New York, New York on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to reimburse

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such Lender or the Administrative Agent, as the case may be, for any such loss; and if no Default or Unmatured Default shall have occurred and is continuing and the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 13.2, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the Borrower.

SECTION 2.22 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) Fees. Fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.14(c); and

(b) Voting. The Commitment and Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.2); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of all Lenders or each Lender affected thereby.

ARTICLE III

[RESERVED]

ARTICLE IV

CHANGE IN CIRCUMSTANCES

SECTION 4.1 Yield Protection.

(a) Yield Protection. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) adopted after the date of this Agreement and having general applicability to all banks within the jurisdiction in which such Lender operates (excluding, for the avoidance of doubt, the effect of and phasing in of capital requirements or other regulations or guidelines passed prior to the date of this Agreement), or any interpretation or application thereof by any Governmental Authority charged with the interpretation or application thereof, or the compliance of any Lender therewith,

(i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of any Lender or taxation of a similar basis, which are governed by Section 2.14(e)), or changes the basis of taxation of payments to any Lender in respect of its Commitment, Loans or other amounts due it hereunder, or

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(ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Rate Loans) with respect to its Commitment or Loans, or

(iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining its Commitment or the Loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its Commitment or Loans, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Commitment or Loans or interest received by it, by an amount deemed material by such Lender;

and the result of any of the foregoing is to increase the cost to that Lender of making, renewing or maintaining its Commitment or Loans or to reduce any amount received under this Agreement, then, within fifteen (15) days after receipt by the Company or any other Borrower of written demand by such Lender pursuant to Section 4.5, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Commitment.

(b) Non-U.S. Reserve Costs or Fees With Respect to Loans to Borrower. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive of any jurisdiction outside of the United States of America or any subdivision thereof (whether or not having the force of law), imposes or deems applicable any reserve requirement against or fee with respect to assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation, and the result of the foregoing is to increase the cost to such Lender or applicable Lending Installation of making or maintaining its Eurodollar Loans to the Borrower or its Commitment to the Borrower or to reduce the return received by such Lender or Lending Installation in connection with such Eurodollar Loans or Commitment to the Borrower, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received, provided that the Borrower shall not be required to compensate any Lender for such non-U.S. reserve costs or fees to the extent that an amount equal to such reserve costs or fees is received by such Lender as a result of the calculation of the interest rate applicable to Eurodollar Rate Advances pursuant to clause (i)(b) of the definition of “Eurodollar Rate.”

SECTION 4.2 Changes in Capital Adequacy Regulations. If a Lender determines (i)(x) the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a “Change” (as defined below) or (y) a Change shall impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender, and (ii) such increase in capital or imposition will result in an increase in the cost to such Lender of maintaining its Commitment or Loans or its obligation to make Loans hereunder, then, within fifteen (15) days after receipt by the Company or any other Borrower of written demand by such Lender pursuant to Section 4.5, the Borrower

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shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Commitment, its Loans or its obligation to make Loans hereunder (after taking into account such Lender’s policies as to capital adequacy). “Change” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change”, regardless of the date enacted, adopted or issued.

SECTION 4.3 Availability of Types of Advances. If (i) any Lender determines that maintenance of its Eurodollar Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, or (ii) the Required Lenders determine that (x) deposits of a type or maturity appropriate to match fund Eurodollar Rate Loans are not available or (y) the interest rate applicable to a Eurodollar Rate Loan does not accurately reflect the cost of making or maintaining such an Advance, then the Administrative Agent shall suspend the availability of the affected Type of Advance and, in the case of any occurrence set forth in clause (i), require any Advances of the affected Type to be repaid or converted into another Type.

SECTION 4.4 Funding Indemnification. If any payment of a Eurodollar Rate Loan occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment (whether voluntary or mandatory, including, without limitation, as required pursuant to Section 2.4(b)), or otherwise (including, without limitation, as a result of the provisions of Section 2.5(b)), or a Eurodollar Rate Loan is not made, converted or continued on the date specified by the Borrower for any reason other than default by the Lenders, or a Eurodollar Rate Loan is not prepaid on the date specified by the Borrower for any reason, the Borrower shall indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Rate Loan.

SECTION 4.5 Lender Statements; Survival of Indemnity. If reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Rate Loan to reduce any liability of the Borrower to such Lender under Sections 4.1 and 4.2 or to avoid the unavailability of a Type of Advance under Section 4.3, so long as such designation is not, in the judgment of the Lender, disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender to the Company (with a copy to the Administrative Agent) as to the amount due, if any, under Sections 2.14(e), 4.1, 4.2 or 4.4 and shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be prima facie evidence thereof and binding on the Borrower in the absence of

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manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Rate Loan shall be calculated as though each Lender funded its Eurodollar Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such statement. The obligations of the Company and the Borrower under Sections 2.14(e), 4.1, 4.2 and 4.4 shall survive payment of the Obligations and termination of this Agreement.

ARTICLE V

CONDITIONS PRECEDENT

SECTION 5.1 Initial Advances. The Lenders shall not be required to make Loans on the Transaction Closing Date unless:

(a) On or prior to the Closing Date, the Borrower shall have furnished to the Administrative Agent each of the following, with sufficient copies (if applicable) for the Lenders, all in form and substance satisfactory to the Administrative Agent and the Lenders: 1

(i) Counterparts of this Agreement and to the extent requested by any Lender at least five Business Days prior to the Closing Date, a promissory note in substantially the form of Exhibit I issued to such Lender, in each case duly executed by each party hereto or thereto;

(ii) Counterparts of the Subsidiary Guaranty duly executed by each party thereto;

(iii) Copies of the Certificate of Incorporation or comparable charter documents of the Borrower and the Initial Material Subsidiaries as of the Closing Date, together with all amendments and a certificate of good standing, both certified as of a recent date by the appropriate governmental officer in its jurisdiction of incorporation;

(iv) Copies, certified by the Secretary or Assistant Secretary of the Borrower and the Initial Material Subsidiaries of their respective By-Laws or comparable governance documents and of their respective Board of Directors’ resolutions authorizing the execution of the Loan Documents entered into by it;

(v) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower and the Initial Material Subsidiaries, which shall identify by name and title and bear the signature of the officers of the Borrower or Initial Material Subsidiary authorized to sign the Loan Documents and, of the Borrower to make borrowings hereunder, upon which certificate the Lenders shall be entitled to rely until informed of any change in writing by the Company;

[1]	Clauses (ii) through (viii) to be moved to Section 5.1(b) in part or in full to the extent any such clause would delay signing from the appointed date.

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(vi) The written opinions of the Assistant General Counsel of the Borrower and the Initial Material Subsidiaries, of the Company’s Dutch counsel, and of the Borrower’s and the Initial Material Subsidiaries’ outside counsels, addressed to the Administrative Agent and the Lenders, in substantially the forms attached hereto as Exhibit E-1, Exhibit E-2 and Exhibit E-4, respectively; and

(vii) (A) As soon as available and in any event within 90 days (or such shorter period as shall be required by the Securities and Exchange Commission) after the end of the fiscal year ending August 31, 2012, the consolidated balance sheet of The Shaw Group Inc. as of the end of such fiscal year and related consolidated statements of operations, cash flows and shareholders’ equity, in each case audited by KPMG LLP; and (B) as soon as available and in any event within 45 days after the end of each fiscal quarter after (1) the fiscal year ended August 31, 2011, an unaudited balance sheet and related statements of operations and cash flows of The Shaw Group Inc. for such fiscal quarter and for the elapsed period of the then-current fiscal year and for the comparable periods of the prior fiscal year and (2) the fiscal year ended December 31, 2011, an unaudited balance sheet and related statements of operations and cash flows of the Company for such fiscal quarter and for the elapsed period of the then-current fiscal year and for the comparable periods of the prior fiscal year; and

(viii) The Borrower and each of the Guarantors shall have provided the documentation and other information to the Administrative Agents that are required under applicable “know-your-customer” rules and regulations, including the Act, and requested by the Administrative Agent, at least five business days prior to the Closing Date; and

(b) On or prior to the Transaction Closing Date, the following shall have occurred and in the case of clauses (i) through (iii) the Borrowers shall have furnished to the Administrative Agent, with sufficient copies (if applicable) for the Lenders, all in form and substance acceptable to the Administrative Agent and the Lenders:

(i) The occurrence of each of the following (which occurrence shall be certified in a certificate, in form and substance reasonably satisfactory to the Administrative Agent, by an Authorized Officer of the Company): (A) the representations and warranties made by or on behalf of The Shaw Group Inc. in the Transaction Agreement and which are material to the interests of the Lenders (in their capacities as such) shall be true and correct in all material respects (or, with respect to representations already qualified by concepts of materiality, in all respects) as of the Transaction Closing Date, but only to the extent that the Company has the right to terminate its obligations under the Transaction Agreement or to decline to consummate the Shaw Acquisition as a result of a breach of such representations and warranties in the Transaction Agreement; (B) the Shaw Acquisition shall have been, or concurrently with the initial funding of the Loans shall be, consummated in accordance with the terms of the Transaction Agreement, without giving effect to any amendment, modification,

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waiver or consent thereunder by the Company or any of its affiliates that is materially adverse to the interests of the Lenders (in their capacities as such) unless such amendment or modification is approved by the Arrangers (which approval shall not be unreasonably withheld or delayed); provided, that any change in purchase price or any waiver or modification of (1) the condition that NEH shall have validly exercised its put rights with respect to all of the Holdco Shares (as defined in the Transaction Agreement) under the put options agreements dated October 13, 2006 (the “Put Options Agreements”) on or prior to October 6, 2012 or (2) the condition that the E&C Sale (as defined in the Transaction Agreement) shall have been consummated in accordance with the terms and conditions of the E&C Agreement (as defined in the Transaction Agreement as of the date hereof), shall be deemed to be materially adverse to the Lenders; provided further that any Permitted Transaction Agreement Amendment (as defined in the Fee Letter) shall be deemed not to be materially adverse to the Lenders; (C) since the date of the Transaction Agreement, there shall not have been any event, occurrence, state of facts, circumstance, condition, effect or change that has had or would be reasonably likely to have, individually or in the aggregate, a Shaw Material Adverse Effect; and (D) the representations and warranties contained in Sections 6.1(i), 6.2(a), 6.2(b), 6.2(c)(i), 6.3(i), 6.11, 6.15, 6.20, 6.21, 6.22 and 6.23 are true and correct as of such date;

(ii) (A) As soon as available and in any event within 90 days (or such shorter period as shall be required by the Securities and Exchange Commission) after the end of the fiscal year ending December 31, 2012 (if the Transaction Closing Date has not occurred at that time), the consolidated balance sheet of the Company as of the end of such fiscal year and related consolidated statements of operations, cash flows and shareholders’ equity, in each case audited by Ernst & Young LLP; and (B) a pro forma balance sheet and related statement of operations of the Company for the latest four-quarter period ended at least 45 days before the Transaction Closing Date, prepared after giving effect to the Transaction as if the Transaction had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such other statements of operations) (the “Pro Forma Financial Statements”), all of which financial statements shall be prepared in accordance with generally accepted accounting principles in the United States and meet the requirements of Regulation S-X under the Securities Act and all other accounting rules and regulations of the Securities and Exchange Commission promulgated thereunder applicable to a registration statement under the Securities Act on Form S-1 (excluding Rule 3-09, 3-10 and 3-16 of Regulation S-X but including disclosures that would allow investors to understand the materiality of the guarantors, non-guarantors, non-consolidated entities and subsidiaries whose stock is pledged);

(iii) The occurrence of each of the following (which occurrence shall be certified in a certificate of the chief financial officer of the Company, including calculations in reasonable detail): (A) immediately after giving effect to the Transaction, on a pro forma basis the Leverage Ratio will be no more than 3.25:1.00, (B) the Pro Forma Financial Statements were prepared in good faith on the basis of the assumptions stated therein, which assumptions are fair in light of the then existing conditions and (C) The Shaw Group Inc. shall have unrestricted cash on hand, as of the Transaction Closing Date immediately prior to giving effect to the Shaw Acquisition, of not less than $800.0 million; and

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(iv) All fees due to the Administrative Agent, the Arrangers and the Lenders under the Fee Letter, and all expenses to be paid or reimbursed to the Administrative Agent and the Arrangers that have been invoiced a reasonable period of time prior to the Transaction Closing Date shall have been paid, in each case, from the proceeds of the initial funding under the applicable Transaction Facilities.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

The Company represents and warrants as follows to each Lender and the Administrative Agent on and as of the Closing Date, the Transaction Closing Date (giving effect to the consummation of the transactions contemplated by the Loan Documents on the Transaction Closing Date), each other day of the making of an Advance and each other date on which the representations and warranties in this Article are required to be made pursuant to the terms of this Agreement or any other Loan Document:

SECTION 6.1 Organization; Corporate Powers. The Company and each of its Subsidiaries (i) is a corporation, limited liability company or partnership that is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect, and (iii) has all requisite power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted.

SECTION 6.2 Authority, Execution and Delivery; Loan Documents.

(a) Power and Authority. Each of the Loan Parties has the requisite power and authority (i) to execute, deliver and perform each of the Loan Documents which are to be executed by it as required by this Agreement and the other Loan Documents and (ii) to file the Loan Documents which must be filed by it as required by this Agreement, the other Loan Documents or otherwise with any Governmental Authority.

(b) Execution and Delivery. The execution, delivery, performance and filing, as the case may be, of each of the Loan Documents as required by this Agreement or otherwise and to which any Loan Party is party, and the consummation of the transactions contemplated thereby, have been duly approved by the respective boards of directors and, if necessary, the shareholders of the applicable Loan Parties, and such approvals have not been rescinded.

(c) Loan Documents. (i) Each of the Loan Documents to which the Company or any of its Subsidiaries is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally), is in full force and effect and (ii)

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no material term or condition thereof has been amended, modified or waived from the terms and conditions contained in the Loan Documents delivered to the Administrative Agent pursuant to Section 5.1 without the prior written consent of the Required Lenders, and the Company and its Subsidiaries have, and, to the best of the Company’s and its Subsidiaries’ knowledge, all other parties thereto have, performed and complied with all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties, and no unmatured default, default or breach of any covenant by any such party exists thereunder.

SECTION 6.3 No Conflict; Governmental Consents. The execution, delivery and performance of each of the Loan Documents to which each of the Loan Parties is a party do not and will not (i) conflict with the certificate or articles of incorporation or by-laws of such Loan Party, (ii) constitute a tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or Contractual Obligation of any such Loan Party, or require termination of any Contractual Obligation, (iii) result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of the Company or any of its Subsidiaries, other than Liens permitted or created by the Loan Documents, or (iv) require any approval of any Loan Party’s Board of Directors or shareholders except such as have been obtained. The execution, delivery and performance of each of the Loan Documents to which the Company or any of its Subsidiaries is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, except filings, consents or notices which have been made, obtained or given, or which, if not made, obtained or given, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

SECTION 6.4 Financial Statements.

(a) Pro Forma Financials. The combined pro forma balance sheet, income statements and statements of cash flow of the Company and its Subsidiaries, copies of which have been delivered to the Administrative Agent on or before the Closing Date, present on a pro forma basis the financial condition of the Company and such Subsidiaries as of such date, and demonstrate that the Company and its Subsidiaries can repay their debts and satisfy their other obligations as and when due, and can comply with the requirements of this Agreement. The projections and assumptions expressed in the pro forma financials referenced in this Section 6.4(a) were prepared in good faith and represent management’s opinion based on the information available to the Company at the time so furnished and, since the preparation thereof and up to the Transaction Closing Date, there has occurred no change in the business, financial condition, operations, or prospects of the Company or any of its Subsidiaries, or the Company and its Subsidiaries taken as a whole, which has had or could reasonably be expected to have a Material Adverse Effect.

(b) Audited Financial Statements. Complete and accurate copies of the audited financial statements and the audit reports related thereto of the Company and its consolidated Subsidiaries as at December 31, 2011 have been delivered to the Administrative Agent and such financial statements were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

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(c) Interim Financial Statements. Complete and accurate copies of the unaudited financial statements of the Company and its consolidated Subsidiaries as at March 31, 2012, June 30, 2012, September 30, 2012 and (if the representations and warranties contained in this Section 6.4(c) are made more than 60 days after December 31, 2012) December 31, 2012 have been delivered to the Administrative Agent and such financial statements were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended, subject to normal year-end audit adjustments.

SECTION 6.5 No Material Adverse Change. Since December 31, 2011, there has occurred no change in the business, properties, condition (financial or otherwise), performance, results of operations or prospects of the Company, any other Borrower or the Company and its Subsidiaries taken as a whole, or any other event which has had or could reasonably be expected to have a Material Adverse Effect.

SECTION 6.6 Taxes.

(a) Tax Examinations. All deficiencies which have been asserted against the Company or any of the Company’s Subsidiaries as a result of any federal, state, local or foreign tax examination for each taxable year in respect of which an examination has been conducted have been fully paid or finally settled or are being contested in good faith, and no issue has been raised by any taxing authority in any such examination which, by application of similar principles, could reasonably be expected to result in assertion by such taxing authority of a material deficiency for any other year not so examined which has not been reserved for in the Company’s consolidated financial statements to the extent, if any, required by Agreement Accounting Principles. Except as permitted pursuant to Section 7.2(d), neither the Company nor any of the Company’s Subsidiaries anticipates any tax liability with respect to the years which have not been closed pursuant to applicable law.

(b) Payment of Taxes. All material tax returns and reports of the Company and its Subsidiaries required to be filed have been timely filed, and all taxes, assessments, fees and other governmental charges thereupon and upon their respective property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid except those items which are being contested in good faith and have been reserved for in accordance with Agreement Accounting Principles. The Company has no knowledge of any proposed tax assessment against it or any of its Subsidiaries that will have or could reasonably be expected to have a Material Adverse Effect.

SECTION 6.7 Litigation; Loss Contingencies and Violations. Other than as identified on Schedule 6.7, there is no action, suit, proceeding, arbitration or, to the Company’s knowledge, investigation before or by any Governmental Authority or private arbitrator pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its Subsidiaries or any property of any of them, including, without limitation, any such actions,

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suits, proceedings, arbitrations and investigations disclosed in the Company’s SEC Forms 10-K and 10-Q (the “Disclosed Litigation”), which (i) challenges the validity or the enforceability of any material provision of the Loan Documents or (ii) has or could reasonably be expected to have a Material Adverse Effect. There is no material loss contingency within the meaning of Agreement Accounting Principles which has not been reflected in the consolidated financial statements of the Company prepared and delivered pursuant to Section 7.1(a) for the fiscal period during which such material loss contingency was incurred. Neither the Company nor any of its Subsidiaries is (A) in violation of any applicable Requirements of Law which violation could reasonably be expected to have a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which could reasonably be expected to have a Material Adverse Effect.

SECTION 6.8 Subsidiaries. As of the date hereof, schedule 6.8 to this Agreement (i) contains a description of the corporate structure of the Company, its Subsidiaries and any other Person in which the Company or any of its Subsidiaries holds an Equity Interest; and (ii) accurately sets forth (A) the correct legal name, the jurisdiction of incorporation and the jurisdictions in which each of the Company and the direct and indirect Subsidiaries of the Company are qualified to transact business as a foreign corporation, (B) the authorized, issued and outstanding shares of each class of Capital Stock of each of the Company’s Foreign Subsidiaries and the owners of such shares (both as of the Closing Date and on a fully-diluted basis), and (C) a summary of the direct and indirect partnership, joint venture, or other Equity Interests, if any, of the Company and each of its Subsidiaries in any Person. As of the date hereof, except as disclosed on Schedule 6.8, none of the issued and outstanding Capital Stock of the Company’s Foreign Subsidiaries is subject to any vesting, redemption, or repurchase agreement, and there are no warrants or options outstanding with respect to such Capital Stock. The outstanding Capital Stock of each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock.

SECTION 6.9 ERISA. No Benefit Plan has incurred any material accumulated funding deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) whether or not waived except as set forth on Schedule 6.9. Neither the Company nor any member of the Controlled Group has incurred any material liability to the PBGC which remains outstanding other than the payment of premiums. As of the last day of the most recent prior plan year, the market value of assets under each Benefit Plan, other than any Multiemployer Plan, was not by a material amount less than the present value of benefit liabilities thereunder (determined in accordance with the actuarial valuation assumptions described therein). Neither the Company nor any member of the Controlled Group has (i) failed to make a required contribution or payment to a Multiemployer Plan of a material amount or (ii) incurred a material complete or partial withdrawal under Section 4203 or Section 4205 of ERISA from a Multiemployer Plan. Neither the Company nor any member of the Controlled Group has failed to make an installment or any other payment of a material amount required under Section 412 of the Code on or before the due date for such installment or other payment. Each Plan, Foreign Employee Benefit Plan and Non-ERISA Commitment complies in all material respects in form, and has been administered in all material respects in accordance with its terms and in accordance with all applicable laws and regulations, including but not limited to ERISA and the Code. There have been no and there is no prohibited transaction described in Sections 406 of ERISA or 4975 of the

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Code with respect to any Plan for which a statutory or administrative exemption does not exist which could reasonably be expected to subject the Company or any of its Subsidiaries to material liability. Neither the Company nor any member of the Controlled Group has taken or failed to take any action which would constitute or result in a Termination Event, which action or inaction could reasonably be expected to subject the Company or any of its Subsidiaries to material liability. Neither the Company nor any member of the Controlled Group is subject to any material liability under, or has any potential material liability under, Section 4063, 4064, 4069, 4204 or 4212(c) of ERISA. The present value of the aggregate liabilities to provide all of the accrued benefits under any Foreign Pension Plan do not exceed the current fair market value of the assets held in trust or other funding vehicle for such plan by a material amount except as set forth on Schedule 6.9. With respect to any Foreign Employee Benefit Plan other than a Foreign Pension Plan, reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such plan is maintained. Except as set forth on Schedule 6.9, neither the Company nor any other member of the Controlled Group has taken or failed to take any action, nor has any event occurred, with respect to any “employee benefit plan” (as defined in Section 3(3) of ERISA) which action, inaction or event could reasonably be expected to subject the Company or any of its Subsidiaries to material liability. For purposes of this Section 6.9, “material” means any amount, noncompliance or other basis for liability which could reasonably be expected to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate with each other basis for liability under this Section 6.9, in excess of $20,000,000.

SECTION 6.10 Accuracy of Information. The information, exhibits and reports furnished by or on behalf of the Company and any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents, the representations and warranties of the Company and its Subsidiaries contained in the Loan Documents, and all certificates and documents delivered to the Administrative Agent and the Lenders pursuant to the terms thereof, taken as a whole, do not contain as of the date furnished any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

SECTION 6.11 Securities Activities. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. Margin Stock constitutes less than 25% of the value of those assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

SECTION 6.12 Material Agreements. Neither the Company nor any of its Subsidiaries is a party to any Contractual Obligation or subject to any charter or other corporate restriction which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice or has knowledge that (i) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, or (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation, in each case, except where such default or defaults, if any, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

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SECTION 6.13 Compliance with Laws. The Company and its Subsidiaries are in compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

SECTION 6.14 Assets and Properties. The Company and each of its Subsidiaries has good and marketable title to all of its material assets and properties (tangible and intangible, real or personal) owned by it or a valid leasehold interest in all of its material leased assets (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets), and all such assets and property are free and clear of all Liens, except Liens permitted under Section 7.3(c). Substantially all of the assets and properties owned by, leased to or used by the Company and/or each such Subsidiary of the Company are in adequate operating condition and repair, ordinary wear and tear excepted. Neither this Agreement nor any other Loan Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of the Company or such Subsidiary in and to any of such assets in a manner that could reasonably be expected to have a Material Adverse Effect.

SECTION 6.15 Statutory Indebtedness Restrictions. Neither the Company nor any of its Subsidiaries is subject to regulation under the Federal Power Act, the Investment Company Act of 1940, or any other foreign, federal or state statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby.

SECTION 6.16 Insurance. The insurance policies and programs in effect with respect to the respective properties, assets, liabilities and business of the Company and its Subsidiaries reflect coverage that is reasonably consistent with prudent industry practice.

SECTION 6.17 Environmental Matters.

(a) Environmental Representations. Except as disclosed on Schedule 6.17 to this Agreement:

(i) the operations of the Company and its Subsidiaries comply in all material respects with Environmental, Health or Safety Requirements of Law;

(ii) the Company and its Subsidiaries have all material permits, licenses or other authorizations required under Environmental, Health or Safety Requirements of Law and are in material compliance with such permits;

(iii) neither the Company, any of its Subsidiaries nor any of their respective present property or operations, or, to the Company’s or any of its Subsidiaries’ knowledge, any of their respective past property or operations, are subject to or the subject of, any investigation known to the Company or any of its Subsidiaries, any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting: (A) any material violation of Environmental, Health or Safety

Requirements of Law; (B) any remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Contaminant into the environment;

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(iv) there is not now, nor to the Company’s or any of its Subsidiaries’ knowledge has there ever been, on or in the property of the Company or any of its Subsidiaries any landfill, waste pile, underground storage tanks, aboveground storage tanks, surface impoundment or hazardous waste storage facility of any kind, any polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment, or any asbestos containing material; and

(v) neither the Company nor any of its Subsidiaries has any material Contingent Obligation in connection with any Release or threatened Release of a Contaminant into the environment.

(b) Materiality. For purposes of this Section 6.17 “material” means any noncompliance or basis for liability which could reasonably be likely to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $20,000,000.

SECTION 6.18 [RESERVED].

SECTION 6.19 Benefits. Each of the Company and its Subsidiaries will benefit from the financing arrangement established by this Agreement. The Administrative Agent and the Lenders have stated and the Company acknowledges that, but for the agreement by each of the Subsidiary Guarantors to execute and deliver the Subsidiary Guaranty, the Administrative Agent and the Lenders would not have made available the credit facilities established hereby on the terms set forth herein.

SECTION 6.20 Solvency. After giving effect to (a) the Loans to be made on the Transaction Closing Date or such other date as Loans requested hereunder are made, (b) the other transactions contemplated by this Agreement and the other Loan Documents and (c) the payment and accrual of all transaction costs with respect to the foregoing, the Company and its Subsidiaries taken as a whole are Solvent.

SECTION 6.21 OFAC. No Loan Party, nor, to the knowledge of any Loan Party, any Related Party, (i) is currently the subject of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was then the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Loan, nor the proceeds from any Loan, has been used, directly or indirectly, to lend, contribute, provide or has otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Lender, any Arranger, the Administrative Agent) of Sanctions.

SECTION 6.22 PATRIOT Act. Each of the Loan Parties and their respective Subsidiaries are in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (b) the Act.

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SECTION 6.23 Senior Indebtedness. The Obligations are “Designated Senior Debt”, “Senior Debt”, “Senior Indebtedness”, “Guarantor Senior Debt” or “Senior Financing” (or any comparable term) under, and as defined in, any indenture, instrument or document governing any Indebtedness of any Loan Party subordinated to the Obligations.

ARTICLE VII

COVENANTS

The Company covenants and agrees that on the Closing Date, and on and after the Transaction Closing Date, so long as any Commitments are outstanding and thereafter until all of the Termination Conditions have been satisfied, unless the Required Lenders shall otherwise give prior written consent:

SECTION 7.1 Reporting. The Company shall:

(a) Financial Reporting. Furnish to the Administrative Agent (for delivery to each of the Lenders):

(i) Quarterly Reports. As soon as practicable and in any event within forty-five (45) days after the end of each of (a) the first three quarterly periods of each of its fiscal years, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such period and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, certified by a Financial Officer of the Company on behalf of the Company and its Subsidiaries as fairly presenting the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year-end audit adjustments and the absence of footnotes and (b) each quarterly period of its fiscal year, a report relating to the asbestos litigation described in Schedule 6.17, and any other Product Liability Events, for such quarter, such report being in form and substance satisfactory to the Administrative Agent and in any event describing (aa) any final judgments or orders (whether monetary or non-monetary) entered against the Company or any Subsidiary and (bb) any settlements for the payment of money entered into by the Company or any Subsidiary.

(ii) Annual Reports. As soon as practicable, and in any event within ninety (90) days after the end of each fiscal year, (a) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries for such fiscal year, and in comparative form

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the corresponding figures for the previous fiscal year along with consolidating schedules in form and substance sufficient to calculate the financial covenants set forth in Section 7.4 and (b) an audit report on the consolidated financial statements (but not the consolidating financial statements or schedules) listed in clause (a) hereof of independent certified public accountants of recognized national standing, which audit report shall be unqualified and shall state that such financial statements fairly present the consolidated financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with Agreement Accounting Principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. The deliveries made pursuant to this clause (ii) shall be accompanied by (x) any management letter prepared by the above-referenced accountants, and (y) a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

(iii) Officer’s Certificate. Together with each delivery of any financial statement (a) pursuant to clauses (i) or (ii) of this Section 7.1(a), an Officer’s Certificate of the Company, substantially in the form of Exhibit F attached hereto and made a part hereof, stating that as of the date of such Officer’s Certificate no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof and (b) pursuant to clauses (i) and (ii) of this Section 7.1(a), a compliance certificate, substantially in the form of Exhibit G attached hereto and made a part hereof, signed by an Authorized Officer, which demonstrates compliance with the tests contained in Section 7.3 and Section 7.4, and which calculates the Pricing Ratio for purposes of determining the then Applicable Floating Rate Margin and Applicable Eurodollar Margin.

(iv) Budgets; Business Plans; Financial Projections. As soon as practicable and in any event not later than one hundred twenty (120) days after the beginning of each fiscal year commencing with the fiscal year beginning January 1, 2013, a copy of the plan and forecast (including a projected balance sheet, income statement and a statement of cash flow) of the Company and its Subsidiaries for the upcoming three (3) fiscal years prepared in such detail as shall be reasonably satisfactory to the Administrative Agent.

(b) Notice of Default. Promptly upon any of the chief executive officer, chief operating officer, chief financial officer, treasurer, controller, chief legal officer or general counsel of the Company obtaining knowledge (i) of any condition or event which constitutes a Default or Unmatured Default, or becoming aware that any Lender or Administrative Agent has given any written notice with respect to a claimed Default or Unmatured Default under this Agreement, or (ii) that any Person has given any written notice to the Company or any Subsidiary of the Company or taken any other action with

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respect to a claimed default or event or condition of the type referred to in Section 8.1(e), or (iii) that any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect has occurred, the Company shall deliver to the Administrative Agent and the Lenders an Officer’s Certificate specifying (a) the nature and period of existence of any such claimed default, Default, Unmatured Default, condition or event, (b) the notice given or action taken by such Person in connection therewith, and (c) what action the Company has taken, is taking and proposes to take with respect thereto.

(c) Lawsuits.

(i) Promptly upon the Company obtaining knowledge of the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration, by or before any Governmental Authority, against or affecting the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries not previously disclosed pursuant to Section 6.7, which action, suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in the Company’s reasonable judgment, the Company and/or any of its Subsidiaries to liability in an amount aggregating $20,000,000 or more, give written notice thereof to the Administrative Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Administrative Agent and its counsel to evaluate such matters; and

(ii) Promptly upon the Company or any of its Subsidiaries obtaining knowledge of any material adverse developments with respect to any of the Disclosed Litigation, which Disclosed Litigation exposes, in the Company’s reasonable judgment, the Company and/or any of its Subsidiaries to liability in an amount aggregating $5,000,000 or more, give written notice thereof to the Administrative Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Administrative Agent and its counsel to evaluate such matters; and

(iii) In addition to the requirements set forth in clauses (i) and (ii) of this Section 7.1(c), upon request of the Administrative Agent or the Required Lenders, promptly give written notice of the status of any Disclosed Litigation or any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered pursuant to clause (i) above and provide such other information as may be reasonably available to it that would not jeopardize any attorney-client privilege by disclosure to the Lenders to enable each Lender and the Administrative Agent and its counsel to evaluate such matters.

(d) ERISA Notices. Deliver or cause to be delivered to the Administrative Agent and the Lenders, at the Company’s expense, the following information and notices as soon as reasonably possible, and in any event:

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(i) (a) within ten (10) Business Days after the Company obtains knowledge that a Termination Event has occurred, a written statement of a Financial Officer of the Company describing such Termination Event and the action, if any, which the Company has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto and (b) within ten (10) Business Days after any member of the Controlled Group obtains knowledge that a Termination Event has occurred which could reasonably be expected to subject the Company or any of its Subsidiaries to liability in excess of $5,000,000, a written statement of a Financial Officer or designee of the Company describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

(ii) within ten (10) Business Days after the filing of any funding waiver request with the IRS, a copy of such funding waiver request and thereafter all communications received by the Company or a member of the Controlled Group with respect to such request within ten (10) Business Days such communication is received; and

(iii) within ten (10) Business Days after the Company or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, a notice describing such matter.

For purposes of this Section 7.1(d), the Company, any of its Subsidiaries and any member of the Controlled Group shall be deemed to know all facts known by the administrator of any Plan of which the Company or any member of the Controlled Group or such Subsidiary is the plan sponsor.

(e) Other Indebtedness. Deliver to the Administrative Agent (i) a copy of each regular report, notice or communication regarding potential or actual defaults or amortization events (including any accompanying officer’s certificate) delivered by or on behalf of the Company to the holders of Material Indebtedness pursuant to the terms of the agreements governing such Material Indebtedness, such delivery to be made at the same time and by the same means as such notice of default is delivered to such holders, and (ii) a copy of each notice or other communication received by the Company from the holders of Material Indebtedness regarding potential or actual defaults pursuant to the terms of such Material Indebtedness, such delivery to be made promptly after such notice or other communication is received by the Company or any of its Subsidiaries.

(f) Other Reports. Deliver or cause to be delivered to the Administrative Agent and the Lenders copies of (i) all financial statements, reports and notices, if any, sent or made available generally by the Company to their securities holders or filed with the Commission by the Company, (ii) all press releases made available generally by the

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Company or any of the Company’s Subsidiaries to the public concerning material developments in the business of the Company or any such Subsidiary and (iii) all notifications received from the Commission by the Company or its Subsidiaries pursuant to the Securities Exchange Act of 1934 and the rules promulgated thereunder.

(g) Environmental Notices. As soon as possible and in any event within ten (10) days after receipt by the Company, deliver to the Administrative Agent and the Lenders a copy of (i) any notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any Person as a result of the Release by the Company, any of its Subsidiaries, or any other Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by the Company or any of its Subsidiaries if, in either case, such notice or claim relates to an event which could reasonably be expected to subject the Company and its Subsidiaries to liability individually or in the aggregate in excess of $5,000,000.

(h) Other Information. Promptly upon receiving a request therefor from the Administrative Agent (acting on its own behalf or at the request of any Lender), prepare and deliver to the Administrative Agent and the Lenders such other information with respect to the Company, any of its Subsidiaries, as from time to time may be reasonably requested by the Administrative Agent.

SECTION 7.2 Affirmative Covenants.

(a) Existence, Etc. The Company shall and, except as permitted pursuant to Section 7.3(h), shall cause each of its Subsidiaries to, at all times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses.

(b) Corporate Powers; Conduct of Business. The Company shall, and shall cause each of its Subsidiaries to, qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or could reasonably be expected to have a Material Adverse Effect. The Company will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

(c) Compliance with Laws, Etc. The Company shall, and shall cause its Subsidiaries to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all permits necessary for its operations and maintain such permits in good standing unless failure to comply or obtain such permits could not reasonably be expected to have a Material Adverse Effect.

(d) Payment of Taxes and Claims; Tax Consolidation. The Company shall pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of

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any of its franchises, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 7.3(c)) upon any of the Company’s or such Subsidiary’s property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in clause (i) above or claims referred to in clause (ii) above (and interest, penalties or fines relating thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with Agreement Accounting Principles shall have been made therefor.

(e) Insurance. The Company shall maintain for itself and its Subsidiaries, or shall cause each of its Subsidiaries to maintain in full force and effect, insurance policies and programs, with such deductibles or self-insurance amounts as reflect coverage that is reasonably consistent with prudent industry practice as determined by the Company.

(f) Inspection of Property; Books and Records; Discussions. The Company shall permit and cause each of its Subsidiaries to permit, any authorized representative(s) designated by either the Administrative Agent or any Lender to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine their respective financial and accounting records and other material data relating to their respective businesses or the transactions contemplated hereby (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested (provided that an officer of the Company or any of its Subsidiaries may, if it so desires, be present at and participate in any such discussion). The Company shall keep and maintain, and cause each of its Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities. If a Default has occurred and is continuing, the Company, upon the Administrative Agent’s request, shall turn over copies of any such records to the Administrative Agent or its representatives.

(g) ERISA Compliance. The Company shall, and shall cause each of its Subsidiaries to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA and shall operate all Plans to comply in all material respects with the applicable provisions of the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans, except for any noncompliance which, individually or in the aggregate, could not reasonably be expected to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $40,000,000 or except as set forth on Schedule 6.9.

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(h) Maintenance of Property. The Company shall cause all property used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 7.2(h) shall prevent the Company or any of its Subsidiaries from discontinuing the operation or maintenance of any of such property if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Administrative Agent or the Lenders.

(i) Environmental Compliance. The Company and its Subsidiaries shall comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not have or is not reasonably likely to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $40,000,000.

(j) Use of Proceeds. The Borrower shall use the proceeds of the Term Loans to provide funds for general corporate purposes of the Company and its Subsidiaries, including, without limitation, to refinance certain existing debt, for working capital purposes and to finance Permitted Acquisitions including the Shaw Acquisition and the payment of fees, expenses and compensation in connection therewith. The Company will not, nor will they permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any Margin Stock in violation of any applicable legal and regulatory requirements including, without limitation, Regulations T, U, and X, the Securities Act of 1933 and the Securities Exchange Act of 1934 and the regulations promulgated thereunder, or to make any Acquisition, other than a Permitted Acquisition pursuant to Section 7.3(f).

(k) Subsidiary Guarantors.

(i) New Subsidiaries. The Company shall cause each Subsidiary acquired or formed after the Closing Date that is, at any time, a Material Subsidiary and each other Subsidiary as is necessary to remain in compliance with the terms of Section 7.3(q), to deliver to the Administrative Agent an executed supplement to the Subsidiary Guaranty in the form of the supplement attached thereto (a “Supplement”) to become a Subsidiary Guarantor and, if requested by the Administrative Agent or delivered under any other Transaction Facility (or any Permitted Refinancing thereof), appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent, such Supplement and other documentation to be delivered to the Administrative Agent as promptly as possible upon the creation, acquisition of or capitalization thereof or if otherwise necessary to remain in compliance with Section 7.3(q), but in any event within thirty (30) days (or such later date as the Administrative Agent may agree) of such creation, acquisition or capitalization.

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(ii) Additional Material Subsidiaries. If any consolidated Subsidiary of the Company (other than a newly acquired or formed Subsidiary to the extent addressed in Section 7.2(k)(i)) becomes a Material Subsidiary (other than an Excluded Foreign Subsidiary), the Company shall cause any such Material Subsidiary to deliver to the Administrative Agent an executed Supplement to become a Subsidiary Guarantor and, if requested by the Administrative Agent or delivered under any other Transaction Facility (or any Permitted Refinancing thereof), appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent in connection therewith, such Supplement and other documentation to be delivered to the Administrative Agent as promptly as possible but in any event within thirty (30) days (or such later date as the Administrative Agent may agree) following the date on which such consolidated Subsidiary became a Material Subsidiary.

(iii) Other Required Guarantors. If at any time any Subsidiary of the Company which is not a Subsidiary Guarantor guaranties any Indebtedness of the Company (including, without limitation, Indebtedness incurred pursuant to the Letter of Credit Agreement and all replacements, substitutions, extensions or renewals thereof) other than the Indebtedness hereunder, the Company shall cause such Subsidiary to deliver to the Administrative Agent an executed Supplement to become a Subsidiary Guarantor and, if requested by the Administrative Agent or delivered under any other Transaction Facility (or any Permitted Refinancing thereof), appropriate corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent in connection therewith, such Supplement and other documentation to be delivered to the Administrative Agent concurrently with the delivery of the guaranty of such other Indebtedness.

(iv) Additional Excluded Foreign Subsidiaries. In the event any Subsidiary otherwise required to become a Guarantor under paragraphs (i), (ii) or (iii) above would cause the Company adverse tax consequences if it were to become a Guarantor or is restricted from becoming a Guarantor as a result of domestic laws or otherwise, the Administrative Agent may, in its discretion, permit such Subsidiary to be treated as an Excluded Foreign Subsidiary, and, accordingly, such Subsidiary would not be required to become a Guarantor.

(v) Joint Ventures. In the event any Subsidiary otherwise required to become a Guarantor under this Section 7.2(k) is a joint venture or unincorporated association, and such Subsidiary’s becoming a Subsidiary Guarantor shall be restricted by such Subsidiary’s constitutive documents, notwithstanding anything to the contrary contained in any Loan Document, the Obligations guaranteed by such Subsidiary shall not be required to exceed the amount that may be so guaranteed under applicable Requirements of Law (including, without limitation, the Uniform Fraudulent Conveyance Act and the Uniform Fraudulent Transfer Act), multiplied by the percentage of such Subsidiary’s outstanding Capital Stock or interest in the profits owned, in each case, by the Company or any of its other Subsidiaries.

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(l) Foreign Employee Benefit Compliance. The Company shall, and shall cause each of its Subsidiaries and each member of its Controlled Group to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not be reasonably likely to subject the Company or any of its Subsidiaries to liability, individually or in the aggregate, in excess of $40,000,000.

SECTION 7.3 Negative Covenants.

(a) Subsidiary Indebtedness. The Company shall not permit any of its Subsidiaries directly or indirectly to create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

(i) Indebtedness of the Borrower under this Agreement and the Subsidiaries under the Subsidiary Guaranty;

(ii) Indebtedness in respect of guaranties executed by any Subsidiary Guarantor with respect to any Indebtedness of the Company, provided such Indebtedness is not incurred by the Company in violation of this Agreement;

(iii) Indebtedness in respect of obligations secured by Customary Permitted Liens;

(iv) Indebtedness constituting Contingent Obligations permitted by Section 7.3(e);

(v) Unsecured Indebtedness arising from loans from (a) any Subsidiary to any wholly-owned Subsidiary, (b) the Company to any wholly-owned Subsidiary, (c) Lealand Finance Company B.V. to any Subsidiary (other than any Subsidiary Guarantor) in an aggregate outstanding principal amount not to exceed $50,000,000 at any time and (d) any one or more Subsidiary Guarantors to Horton CBI, Limited in an aggregate outstanding principal amount not to exceed $100,000,000; provided, that if either the Company or any Subsidiary Guarantor is the obligor on such Indebtedness, such Indebtedness may only be due either the Company or a Subsidiary Guarantor and shall be expressly subordinate to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent;

(vi) Indebtedness in respect of Hedging Obligations which are not prohibited under Section 7.3(o);

(vii) Indebtedness (a) with respect to surety, appeal and performance bonds and Performance Letters of Credit (as defined in the Additional Revolver) obtained by any of the Company’s Subsidiaries in the ordinary course of business, and (b) incurred or maintained by any of the Company’s Subsidiaries under the Letter of Credit Agreement;

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(viii) Indebtedness evidenced by letters of credit, bank guarantees or other similar instruments in an aggregate face amount not to exceed at any time $120,000,000 issued in the ordinary course of business to secure obligations of the Company and its Subsidiaries under workers’ compensation and other social security programs, and Contingent Obligations with respect to any such permitted letters of credit, bank guarantees or other similar instruments;

(ix) (a) Permitted Existing Indebtedness and (b) other Indebtedness, in addition to that referred to elsewhere in this Section 7.3(a), incurred by the Company’s Subsidiaries, provided that no Default or Unmatured Default shall have occurred and be continuing at the date of such incurrence or would result therefrom, and provided further that the aggregate outstanding amount of all Indebtedness incurred by the Company’s Subsidiaries under this clause (ix)(b) shall not at any time exceed $50,000,000;

(x) Indebtedness of The Shaw Group Inc. or any of its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement;

(xi) Indebtedness of the Company and any Subsidiary Guarantor in respect of the Existing Revolving Credit Agreement (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor;

(xii) Indebtedness of the Company and any Subsidiary Guarantor in respect of the Bridge Facility (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor;

(xiii) Indebtedness of the Company and any Subsidiary Guarantor in respect of the Additional Revolver (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor; and

(xiv) Indebtedness of the Company and any Subsidiary Guarantor in respect of the Takeout Financing (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment (other than pursuant to the terms of the Escrow Agreement (as defined in the Note Purchase Agreement) with respect to the Escrowed Proceeds) and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor.

(b) Sales of Assets. Neither the Company nor any of its Subsidiaries shall consummate any Asset Sale, except:

(i) sales of inventory in the ordinary course of business;

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(ii) the disposition in the ordinary course of business of equipment that is obsolete, excess or no longer used or useful in the Company’s or its Subsidiaries’ businesses;

(iii) transfers of assets between the Company and any wholly-owned Subsidiary of the Company, or between wholly-owned Subsidiaries of the Company not otherwise prohibited by this Agreement;

(iv) the Permitted Sale and Leaseback Transactions;

(v) the sale or other disposition of those certain assets acquired from Pitt-Des Moines Inc. and identified in a ruling dated as of July 12, 2003 by the Federal Trade Commission requiring the divestiture of such assets so long as the aggregate book value of such assets described in this clause (v) does not exceed $15,000,000 and the sale of such assets is on terms ordered by the Federal Trade Commission or otherwise reasonably acceptable to the Administrative Agent; and

(vi) other leases, sales or other dispositions of assets if such transaction (a) is for consideration consisting at least eighty percent (80%) of cash, (b) is for not less than fair market value (as determined in good faith by the Company’s board of directors), and (c) involves assets that, together with all other assets of the Company and its Subsidiaries previously leased, sold or disposed of (other than pursuant to clauses (i) through (v) above) as permitted by this Section (x) during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the assets of the Company and its Subsidiaries and (y) since the Closing Date do not exceed $80,000,000, in each case when combined with all such other transactions during such period (each such transaction being valued at book value).

(c) Liens. Neither the Company nor any of its Subsidiaries shall directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective property or assets except:

(i) Liens, if any, created by the Loan Documents or otherwise securing the Obligations;

(ii) Customary Permitted Liens;

(iii) [reserved];

(iv) other Liens, including Permitted Existing Liens, (a) securing Indebtedness of the Company (other than Indebtedness of the Company owed to any Subsidiary) and/or (b) securing Indebtedness of the Company’s Subsidiaries as permitted pursuant to Section 7.3(a) and in an aggregate outstanding amount not to exceed ten percent (10%) of consolidated assets of the Company and its Subsidiaries at any time;

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(v) Liens on the assets of the The Shaw Group Inc. and its Subsidiaries, existing on the Transaction Closing Date and permitted under the Transaction Agreement, provided that such Liens extend only to such assets or proceeds thereof and were not incurred in contemplation of the Shaw Acquisition (including liens on the equity interests of NEH securing the NEH Bonds);

(vi) prior to the Transaction Closing Date, Liens on the Escrowed Proceeds securing the repayment of the Escrowed Proceeds to the holders of Notes; and

(vii) as long as the obligations under this Agreement are secured equally and ratably by the same collateral subject to such Liens, Liens securing the other Transaction Facilities (and any Permitted Refinancing thereof).

In addition, neither the Company nor any of its Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Administrative Agent as collateral for the Obligations; provided that (x) any agreement, note, indenture or other instrument in connection with purchase money Indebtedness (including Capitalized Leases) incurred in compliance with the terms of this Agreement may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders on the items of property obtained with the proceeds of such Indebtedness and (y) the Transaction Facilities (and any Permitted Refinancing thereof) may prohibit the creation of a Lien in favor of the Administrative Agent and the Lenders unless such Indebtedness is secured equally and ratably with the Obligations.

(d) Investments. Except to the extent permitted pursuant to Section 7.3(f), neither the Company nor any of its Subsidiaries shall directly or indirectly make or own any Investment except:

(i) Investments in cash and Cash Equivalents;

(ii) Permitted Existing Investments in an amount not greater than the amount thereof on the Closing Date;

(iii) Investments in trade receivables or received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(iv) Investments consisting of deposit accounts maintained by the Company and its Subsidiaries;

(v) Investments consisting of non-cash consideration from a sale, assignment, transfer, lease, conveyance or other disposition of property permitted by Section 7.3(b);

(vi) Investments in any consolidated Subsidiaries;

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(vii) Investments in joint ventures (other than Subsidiaries) and nonconsolidated Subsidiaries in an aggregate amount not to exceed $200,000,000;

(viii) Investments constituting Permitted Acquisitions;

(ix) Investments constituting Indebtedness permitted by Section 7.3(a) or Contingent Obligations permitted by Section 7.3(e);

(x) Investments in addition to those referred to elsewhere in this Section 7.3(d) in an aggregate amount not to exceed $20,000,000.

(xi) (A) Investments made to consummate the Shaw Acquisition and (B) to the extent constituting Investments, transactions permitted by any of Sections 7.3(g)(ii) through (iv); and

(xii) Investments of The Shaw Group Inc. and its Subsidiaries on the Transaction Closing Date and permitted under the Transaction Agreement.

(e) Contingent Obligations. None of the Company’s Subsidiaries shall directly or indirectly create or become or be liable with respect to any Contingent Obligation, except: (i) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business; (ii) Permitted Existing Contingent Obligations; (iii) Contingent Obligations (x) incurred by any Subsidiary of the Company to support the performance of bids, tenders, sales or contracts (other than for the repayment of borrowed money) of any other Subsidiary of the Company or, solely to the extent of its relative ownership interest therein, any Person (other than a wholly-owned Subsidiary of the Company) in which such Subsidiary has a joint interest or other ownership interest, in each case in the ordinary course of business, and, in the case of joint ventures or other ownership interests, the Contingent Obligation in respect thereof is in an aggregate amount not to exceed $30,000,000, (y) incurred by any Subsidiary of the Company under the Letter of Credit Agreement, and (z) with respect to surety, appeal and performance bonds obtained by the Company or any Subsidiary (provided that the Indebtedness with respect thereto is permitted pursuant to Section 7.3(a)) or, solely to the extent of its relative ownership interest therein, any Person (other than a wholly-owned Subsidiary of the Company) in which such Subsidiary has a joint interest or other ownership interest, in each case in the ordinary course of business and, in the case of joint ventures or other ownership interests, the Contingent Obligation in respect thereof is in an aggregate amount not to exceed $30,000,000; (iv) Contingent Obligations of the Subsidiary Guarantors under the Subsidiary Guaranty; and (v) Contingent Obligations in respect of the Transaction Facilities and Contingent Obligations of The Shaw Group Inc. and its Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement.

(f) Conduct of Business; Subsidiaries; Permitted Acquisitions. Neither the Company nor any of its Subsidiaries shall engage in any business other than the businesses engaged in by the Company and its Subsidiaries on the Closing Date and any business or activities which are substantially similar, related or incidental thereto or

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logical extensions thereof. The Company shall not create, acquire or capitalize any Subsidiary after the Closing Date unless (i) no Default or Unmatured Default shall have occurred and be continuing or would result therefrom; (ii) after such creation, acquisition or capitalization, all of the representations and warranties contained herein shall be true and correct (unless such representation and warranty is made as of a specific date, in which case, such representation or warranty shall be true and correct as of such date); and (iii) after such creation, acquisition or capitalization the Company and such Subsidiary shall be in compliance with the terms of Sections 7.2(k) and 7.3(r). Neither the Company nor its Subsidiaries shall make any Acquisitions, other than Acquisitions meeting the following requirements or otherwise approved by the Required Lenders each such Acquisition constituting a “Permitted Acquisition”):

(i) as of the date of consummation of such Acquisition (before and after taking into account such Acquisition), all representations and warranties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects as though made on such date (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true and correct as of such date) and no event shall have occurred and then be continuing which constitutes a Default or Unmatured Default under this Agreement;

(ii) prior to the consummation of any such Permitted Acquisition, the Company shall provide written notification to the Administrative Agent of all pro forma adjustments to EBITDA to be made in connection with such Acquisition;

(iii) the purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis and approved by the target company’s board of directors (and shareholders, if necessary) prior to the consummation of the Acquisition;

(iv) the businesses being acquired shall be substantially similar, related or incidental to the businesses or activities engaged in by the Company and its Subsidiaries on the Closing Date;

(v) prior to such Acquisition and the incurrence of any Indebtedness permitted by Section 7.3(a) in connection therewith, the Company shall deliver to the Administrative Agent and the Lenders a certificate from one of the Authorized Officers, demonstrating, on a pro forma basis using unadjusted historical audited or reviewed unaudited financial statements obtained from the seller(s) in respect of each such Acquisition as if the Acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of the Company’s most recently completed fiscal quarter, the Company would have been in compliance with the financial covenants in Section 7.4 and not otherwise in Default;

(vi) without the prior written consent of the Required Lenders, (i) the purchase price for the Acquisition (including, without limitation or duplication,

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cash, Capital Stock, Restricted Payments and Indebtedness assumed) shall not exceed 10% of Consolidated Net Worth as of the Company’s most recently ended fiscal year prior to such Acquisition and (ii) the aggregate of the purchase price for all Acquisitions (including, without limitation or duplication, cash, Capital Stock, Restricted Payments and Indebtedness assumed) otherwise permitted hereunder shall not exceed $200,000,000 from and after the Closing Date; and

(vii) the consummation of the Shaw Acquisition.

(g) Transactions with Shareholders and Affiliates. Other than (i) Investments permitted by Section 7.3(d), (ii) any renewal or replacement of existing letters of credit (without increasing the face amount thereof) issued in favor of NEH for the account of the Company in respect of the 2006 Bond Trust Deed made on October 13, 2006 between NEH and The Bank of New York (the “2006 Bond Trust Deed”), (iii) the payment of reasonable fees and expenses in connection with the transactions contemplated by the 2006 Bond Trust Deed and the Put Option Agreement (as defined in the Transaction Agreement), (iv) the pledge of the stock of NEH to secure the obligations of NEH under the 2006 Bond Trust Deed and (v) the existence and performance of related obligations in respect of the actions described in clauses (ii) through (iv), neither the Company nor any of its Subsidiaries shall directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with, or make loans or advances to any holder or holders of any of the Equity Interests of the Company, or with any Affiliate of the Company which is not its Subsidiary of the Company, on terms that are less favorable to the Company or any of its Subsidiaries, as applicable, than those that could reasonably be obtained in an arm’s length transaction at the time from Persons who are not such a holder or Affiliate, .

(h) Restriction on Fundamental Changes. Neither the Company nor any of its Subsidiaries shall enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of the Company’s consolidated business or property (each such transaction a “Fundamental Change”), whether now or hereafter acquired, except (i) Fundamental Changes permitted under Sections 7.3(b), 7.3(d) or 7.3(g), (ii) a Subsidiary of the Company may be merged into or consolidated with the Company (in which case the Company shall be the surviving corporation) or any wholly-owned Subsidiary of the Company provided the Company owns, directly or indirectly, a percentage of the equity of the merged entity not less than the percentage it owned of the Subsidiary prior to such Fundamental Change and if the predecessor Subsidiary was a Guarantor, the surviving Subsidiary shall be a Guarantor hereunder, (iii) any liquidation of any Subsidiary of the Company, into the Company or another Subsidiary of the Company, as applicable, and (iv) Fundamental Changes entered into to consummate the Shaw Acquisition.

(i) Sales and Leasebacks. Neither the Company nor any of its Subsidiaries shall become liable, directly, by assumption or by Contingent Obligation, with respect to any Sale and Leaseback Transaction (other than the Permitted Sale and Leaseback Transactions and sale and leaseback obligations of The Shaw Group Inc. and its

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Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement), unless the sale involved is not prohibited under Section 7.3(b), the lease involved is not prohibited under Section 7.3(a) and any related Investment is not prohibited under Section 7.3(d).

(j) Margin Regulations. Neither the Company nor any of its Subsidiaries, shall use all or any portion of the proceeds of any credit extended under this Agreement to purchase or carry Margin Stock in violation of any applicable legal and regulatory requirements including, without limitation, Regulations T, U and X, the Securities Act of 1933, and the Securities Exchange Act of 1934 and the regulations promulgated thereunder.

(k) ERISA. The Company shall not:

(i) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), with respect to any Benefit Plan, whether or not waived;

(ii) terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in liability of the Company or any Controlled Group member under Title IV of ERISA;

(iii) fail, or permit any Controlled Group member to fail, to pay any required installment or any other payment required under Section 412 of the Code on or before the due date for such installment or other payment; or

(iv) permit any unfunded liabilities with respect to any Foreign Pension Plan;

in each case except as set forth on Schedule 6.9 or except where such transactions, events, circumstances, or failures are not, individually or in the aggregate, reasonably expected to result in liability individually or in the aggregate in excess of $40,000,000.

(l) Corporate Documents. Neither the Company nor any of its Subsidiaries shall amend, modify or otherwise change any of the terms or provisions in any of their respective constituent documents as in effect on the date of the delivery of copies thereof to the Administrative Agent pursuant to Section 5.1 in any manner adverse to the interests of the Lenders, without the prior written consent of the Required Lenders except as reasonably necessary to consummate the Shaw Acquisition.

(m) Fiscal Year. Neither the Company nor any of its consolidated Subsidiaries shall change its fiscal year for accounting or tax purposes from a period consisting of the 12-month period ending on the last day of December of each year except that the fiscal year of The Shaw Group Inc. may be changed to match that of the Company after consummation of the Shaw Acquisition.

(n) Subsidiary Covenants. Except as set forth on Schedule 7.3(N), and except for any such encumbrance or restriction (i) binding upon The Shaw Group Inc. and its

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Subsidiaries existing on the Transaction Closing Date and permitted under the Transaction Agreement or (ii) contained in any of the Transaction Facilities, the Company will not, and will not permit any Subsidiary to, create or otherwise cause to become effective or suffer to exist any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to pay dividends or make any other distribution on its stock or redemption of its stock, or make any other Restricted Payment, pay any Indebtedness or other Obligation owed to Company or any other Subsidiary, make loans or advances or other Investments in the Company or any other Subsidiary, or sell, transfer or otherwise convey any of its property to the Company or any other Subsidiary, or merge, consolidate with or liquidate into the Company or any other Subsidiary.

(o) Hedging Obligations. The Company shall not and shall not permit any of its Subsidiaries to enter into any Hedging Arrangements evidencing Hedging Obligations, other than Hedging Arrangements entered into by the Company or its Subsidiaries pursuant to which the Company or such Subsidiary has hedged its reasonably estimated interest rate, foreign currency or commodity exposure, and which are non-speculative in nature.

(p) Issuance of Disqualified Stock. From and after the Closing Date, neither the Company, nor any of its Subsidiaries shall issue any Disqualified Stock. All issued and outstanding Disqualified Stock shall be treated as Indebtedness for all purposes of this Agreement, and the amount of such deemed Indebtedness shall be the aggregate amount of the liquidation preference of such Disqualified Stock.

(q) Non-Guarantor Subsidiaries. The Company will not at any time permit the sum of the aggregate assets of all of the Company’s Subsidiaries which are not Subsidiary Guarantors (the non-guarantor Subsidiaries being referred to collectively as the “Non-Obligor Subsidiaries”) to exceed twenty percent (20%) of the Company’s and its Subsidiaries consolidated assets.

(r) Intercompany Indebtedness. The Company shall not create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness arising from loans from any Subsidiary to the Company unless (a) such Indebtedness is unsecured and (ii) such Indebtedness shall be expressly subordinate to the payment in full in cash of the Obligations on terms satisfactory to the Administrative Agent.

(s) Restricted Payments. The Company shall not, nor shall it permit any Subsidiary to, declare, make or pay any Restricted Payments in excess of $200,000,000 in the aggregate during any period of twelve (12) consecutive months, other than (i) permitted Restricted Payments listed on Schedule 7.3(S), (ii) payments and prepayments of debt permitted by Section 7.3(a)(x), (iii) payments and prepayments of the Transaction Facilities, including, in the case of funding of any Takeout Financing into escrow, any applicable mandatory redemption thereof where the conditions to the release of proceeds from such escrow are not satisfied after the applicable period and (iv) Restricted Payments not exceeding $100,000,000 in the aggregate during any period of twelve (12) consecutive months so long as when each such Restricted Payment is made, on a pro

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forma basis the ratio of (x) all Adjusted Indebtedness of the Company and its Subsidiaries, other than Indebtedness in respect of Financial Letters of Credit to (y) EBITDA for the most recently-ended period of four-fiscal quarters, shall be less than 2.00:1.00.

SECTION 7.4 Financial Covenants. The Company shall comply with the following:

(a) Maximum Leverage Ratio. The Company shall not permit the ratio (the “Leverage Ratio”) of (i) all Adjusted Indebtedness of the Company and its Subsidiaries as of any date of determination to (ii) EBITDA for the most recently-ended period of four-fiscal quarters for which financial statements were required to be delivered to be greater than the ratio set forth below for such applicable fiscal period:

Period of Four Fiscal Quarters:	Leverage Ratio
Fiscal quarter as of the Transaction Closing Date and the first two fiscal quarters ending immediately after the Transaction Closing Date	3.25:1.00
Third and fourth fiscal quarters ending immediately after the Transaction Closing Date	3.00:1.00
Fifth and six fiscal quarters ending immediately after the Transaction Closing Date	2.75:1.00
Thereafter	2.50:1.00

For the avoidance of doubt, the Indebtedness of NEH will be excluded from the Leverage Ratio. The Leverage Ratio (and for purposes of determining the Applicable Floating Rate Margin and Applicable Eurodollar Margin pursuant to Section 2.14(d)(ii), the Pricing Ratio) shall be calculated, (i) in the case of a determination thereof on the Transaction Closing Date (including, without limitation, for purposes of Section 5.1(g)) or on a pro forma basis after giving effect to any action on any date (including, without limitation, for purposes of Section 7.3(s)(iv)), based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness as of the Transaction Closing Date or such date, as applicable, after giving pro forma effect to all actions as of the Transaction Closing Date or such date, as applicable and (B) for EBITDA, as described in clause (ii)(B) below; and (ii) in each other case, determined as of the last day of each fiscal quarter based upon (A) for Adjusted Indebtedness, Adjusted Indebtedness as of the last day of each such fiscal quarter and (B) for EBITDA, the actual amount for the four quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical audited and reviewed unaudited financial statements obtained from the seller(s) in such Permitted Acquisition, broken down by fiscal quarter in the Company’s reasonable judgment and satisfactory to the Administrative Agent and as reported to the Administrative Agent pursuant to the provisions of Section 7.3(f)(ii).

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(b) Minimum Fixed Charge Coverage Ratio. The Company and its consolidated Subsidiaries shall maintain a ratio (“Fixed Charge Coverage Ratio”), without duplication, of Consolidated Net Income Available for Fixed Charges to Consolidated Fixed Charges of at least 1.75 to 1.00 for the most recently-ended period of four fiscal quarters for which financial statements were required to be delivered, commencing with the first full fiscal quarter ending after the Transaction Closing Date through the Termination Date.

If, during the period for which Consolidated Net Income Available for Fixed Charges and Consolidated Fixed Charges are being calculated, the Company or any Subsidiary has acquired any Person (or the assets thereof) resulting in such Person becoming or otherwise resulting in a Subsidiary, compliance with this Section 7.4(b) shall be determined by calculating Consolidated Net Income Available for Fixed Charges and Consolidated Fixed Charges on a pro forma basis as if such Subsidiary had become such a Subsidiary on the first day of such period and any Indebtedness incurred in connection therewith was incurred on such date.

(c) Minimum Consolidated Net Worth. The Company shall not permit its Consolidated Net Worth at any time after the Transaction Closing Date to be less than the greater of (i) the sum of (a) $674,755,000 plus (b) fifty percent (50%) of the sum of Consolidated Net Income (if positive) earned in each fiscal quarter, commencing with the fiscal quarter ending on September 30, 2010, plus (c) 75% of the amount, if any, by which stockholders’ equity of the Company is, in accordance with Agreement Accounting Principles, adjusted from time to time as a result of the issuance of any Equity Interests after June 30, 2010 and (ii) the minimum amount of Consolidated Net Worth that the Company shall be required to maintain under any instrument, agreement or indenture pertaining to any Material Indebtedness.

ARTICLE VIII

DEFAULTS

SECTION 8.1 Defaults. Each of the following occurrences shall constitute a Default under this Agreement:

(a) Failure to Make Payments When Due. The Company or the Borrower shall (i) fail to pay when due any of the Obligations consisting of principal with respect to the Loans or (ii) shall fail to pay within five (5) days of the date when due any of the other Obligations under this Agreement or the other Loan Documents.

(b) Breach of Certain Covenants. The Company shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on the Company under Sections 7.1(a), 7.2(a), 7.2(f), 7.2(k), 7.3 or 7.4.

(c) Breach of Representation or Warranty. Any representation or warranty made or deemed made by the Company or the Borrower to the Administrative Agent or any Lender herein or by the Company or the Borrower or any of its Subsidiaries in any of the other Loan Documents or in any statement or certificate or information at any time given by any such Person pursuant to any of the Loan Documents shall be false or misleading in any material respect on the date as of which made (or deemed made).

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(d) Other Defaults. The Company or the Borrower shall default in the performance of or compliance with any term contained in this Agreement (other than as covered by paragraphs (a) or (b) or (c) of this Section 8.1), or the Company or the Borrower or any of its Subsidiaries shall default in the performance of or compliance with any term contained in any of the other Loan Documents, and such default shall continue for thirty (30) days after the occurrence thereof.

(e) Default as to Other Indebtedness. The Company or any of its Subsidiaries shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than Indebtedness hereunder), beyond any period of grace provided with respect thereto, which individually or together with other such Indebtedness as to which any such failure or other Default under this clause (e) exists has an aggregate outstanding principal amount equal to or in excess of Forty Million and 00/100 Dollars ($40,000,000) (such Indebtedness being “Material Indebtedness”); or any breach, default or event of default (including any termination event, amortization event, liquidation event or event of like import arising under any agreement or instrument giving rise to any Off-Balance Sheet Liabilities) shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Material Indebtedness, beyond any period of grace, if any, provided with respect thereto, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that the Company offer to redeem or purchase such Indebtedness or other required repurchase or early amortization of such Indebtedness, or permit the holder(s) of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption, purchase, early amortization or repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed, amortized or otherwise repurchased by the Company or any of its Subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.

(f) Involuntary Bankruptcy; Appointment of Receiver, Etc.

(i) An involuntary case shall be commenced against the Company or any of the Company’s Subsidiaries and the petition shall not be dismissed, stayed, bonded or discharged within forty-five (45) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any of the Company’s Subsidiaries in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

(ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of the Company’s

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Subsidiaries or over all or a substantial part of the property of the Company or any of the Company’s Subsidiaries shall be entered; or an interim receiver, trustee or other custodian of the Company or any of the Company’s Subsidiaries or of all or a substantial part of the property of the Company or any of the Company’s Subsidiaries shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any of the Company’s Subsidiaries shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within forty-five (45) days after entry, appointment or issuance.

(g) Voluntary Bankruptcy; Appointment of Receiver, Etc. The Company or any of the Company’s Subsidiaries shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect except for any proceeding to wind up the Toronto office of the business sold pursuant to the E&C Sale (to the extent bankruptcy has been initiated by The Shaw Group Inc. prior to the Transaction Closing Date), (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

(h) Judgments and Attachments. Any money judgment(s), writ or warrant of attachment, or similar process against the Company or any of its Subsidiaries or any of their respective assets involving in any single case or in the aggregate an amount in excess of Forty Million and 00/100 Dollars ($40,000,000) (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage) is or are entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder except for money judgment(s), writ or warrant of attachment, or similar process against the equity interests of NEH obtained by Toshiba, Trustee or bondholders under the 2006 Bond Trust Deed (each capitalized term as defined in the Transaction Agreement).

(i) Dissolution. Any order, judgment or decree shall be entered against the Company or any Subsidiary decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of forty-five (45) days; or the Company or any Subsidiary shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement.

(j) Loan Documents. At any time, for any reason, any Loan Document as a whole that materially affects the ability of the Administrative Agent, or any of the Lenders to enforce the Obligations ceases to be in full force and effect or the Company or any of the Company’s Subsidiaries party thereto seeks to repudiate its obligations thereunder.

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(k) Termination Event. Any Termination Event occurs which the Required Lenders believe is reasonably likely to subject the Company to liability in excess of $40,000,000, except as set forth on Schedule 6.9.

(l) Waiver of Minimum Funding Standard. If the plan administrator of any Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and any Lender believes the substantial business hardship upon which the application for the waiver is based could reasonably be expected to subject either the Company or any Controlled Group member to liability in excess of $40,000,000.

(m) Change of Control. A Change of Control shall occur.

(n) Environmental Matters. The Company or any of its Subsidiaries shall be the subject of any proceeding or investigation (other than in connection with a Product Liability Event) pertaining to (i) the Release by the Company or any of its Subsidiaries of any Contaminant into the environment, (ii) the liability of the Company or any of its Subsidiaries arising from the Release by any other Person of any Contaminant into the environment, or (iii) any violation of any Environmental, Health or Safety Requirements of Law which by the Company or any of its Subsidiaries, which, in any case, has or is reasonably likely to subject the Company to liability individually or in the aggregate in excess of $40,000,000 (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage).

(o) Guarantor Revocation. Any Guarantor of the Obligations shall terminate or revoke any of its obligations under the applicable Guaranty or breach any of the material terms of such Guaranty.

A Default shall be deemed “continuing” until cured or until waived in writing in accordance with Section 9.2.

ARTICLE IX

ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

SECTION 9.1 Termination of Commitments; Acceleration. (a) If any Default described in Section 8.1(f) or 8.1(g) occurs with respect to the Company, the Borrower or any Subsidiary Guarantor, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election, action, presentment, demand, protest or notice of any kind on the part of the Administrative Agent or any Lender, all of which the Borrower expressly waives. If any other Default occurs, the Required Lenders may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower expressly waives.

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SECTION 9.2 Amendments. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) Postpone or extend the Termination Date, the Commitment Termination Date or any other date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable to any Lender (except with respect to (a) any modifications of the provisions relating to amounts, timing or application of optional prepayments of Loans and other Obligations, which modification shall require only the approval of the Required Lenders and (b) a waiver of the application of the default rate of interest pursuant to Section 2.10 hereof which waiver shall require only the approval of the Required Lenders) or amend any provision of Section 2.4(b), in each case, without the consent of each Lender affected thereby.

(b) Reduce the principal amount of any Loans, or reduce the rate or extend the time of payment of interest or fees thereon (other than a waiver of the application of the default rate of interest pursuant to Section 2.10 hereof) without the consent of each Lender affected thereby.

(c) Reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or amend the definitions of “Required Lenders” or “Pro Rata Share” without the consent of each Lender.

(d) Increase the amount of the Commitment of any Lender hereunder, increase any Lender’s Pro Rata Share or modify the obligation of any Lender to make a disbursement in its Pro Rata Share thereof, in each case without the consent of such Lender.

(e) Permit the Company or the Borrower to assign its rights under this Agreement without the consent of each Lender.

(f) Other than pursuant to a transaction permitted by the terms of this Agreement, release any Guarantor from its obligations under the Guaranty without the consent of each Lender.

(g) Amend Section 13.2, Section 13.3 or this Section 9.2 without the consent of each Lender.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent. No amendment to Section 2.22 of this Agreement shall be effective without the written consent of the Administrative Agent. The Administrative Agent may waive payment of the fee required under Section 14.1(b) without obtaining the consent of any of the Lenders. Notwithstanding anything herein to the contrary, the Administrative Agent may

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amend the provisions of Exhibits A-1 and A-2 from time to time to take into account the effectiveness of assignments made pursuant to Section 14.1 or changes in the Commitments pursuant to Section 2.5, provided the failure to do so shall not otherwise affect the rights or obligations of the Lenders or the Borrower hereunder.

The Administrative Agent may notify the other parties to this Agreement of any amendments to this Agreement which the Administrative Agent reasonably determines to be necessary as a result of the commencement of the third stage of the European Economic and Monetary Union. Notwithstanding anything to the contrary contained herein, any amendments so notified shall take effect in accordance with the terms of the relevant notification.

SECTION 9.3 No Waiver; Cumulative Remedies; Enforcement. No waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the requisite number of Lenders required pursuant to Section 9.2, and then only to the extent in such writing specifically set forth. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The making of a Loan notwithstanding the existence of a Default or Unmatured Default or the inability of the Company or any other Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law, and shall be available to the Administrative Agent and the Lenders until all of the Termination Conditions shall have been satisfied.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.1 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 13.1 (subject to the terms of Section 13.2), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.1 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 13.2, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

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ARTICLE X

GUARANTY

SECTION 10.1 Guaranty. (a) For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Lenders to make advances to the Borrower, the Parent Guarantor hereby absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of the Borrower to the Administrative Agent, the Lenders, or any of them, under or with respect to the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and all Hedging Obligations of the Borrower owing to any Lender or any Affiliate of any Lender under any Designated Hedging Agreement (collectively, the “Guaranteed Obligations”).

(b) Without limiting the generality of the foregoing, the Parent Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. The Parent Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Lender Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of the Parent Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of the Parent Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Parent Guarantor hereby irrevocably agree that the Obligations of the Parent Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the Parent Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. The Parent Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guaranty or any other guaranty, the Parent Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.

SECTION 10.2 Waivers; Subordination of Subrogation.

(a) Waivers. The Parent Guarantor waives notice of the acceptance of this guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. The Parent Guarantor further waives presentment, protest, notice of notices delivered or demand made on the Borrower or action or delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require the Administrative Agent and the Lenders to sue the Borrower, any other Guarantor or any other Person obligated with respect to the Guaranteed Obligations or any part thereof; provided, that if at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Parent Guarantor’s obligations hereunder with respect to such payment shall be reinstated at such time as though

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such payment had not been made and whether or not the Administrative Agent or the Lenders are in possession of this guaranty. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with the Parent Guarantor their assessments of the financial condition of the Borrower.

(b) Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, the Parent Guarantor (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which the Administrative Agent now has or may hereafter have against the Borrower, any other Guarantor, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should the Parent Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, the Parent Guarantor hereby expressly and irrevocably (a) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Parent Guarantor may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (b) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. The Parent Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and shall not limit or otherwise affect the Parent Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Lenders and their successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 10.2.

SECTION 10.3 Guaranty Absolute. This guaranty is a guaranty of payment and not of collection, is a primary obligation of the Parent Guarantor and not one of surety, and the validity and enforceability of this guaranty shall be absolute and unconditional irrespective of, and shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (c) any waiver of any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any Person with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto; (f) the application of payments received from any source to the payment of obligations other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this guaranty even though the Administrative Agent and the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this guaranty; (g) any change in the ownership of the Borrower or the insolvency, bankruptcy or any other change in the legal status of the Borrower; (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (i) the failure of the Company or the Borrower to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this guaranty, or to take any other

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action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this guaranty; (j) the existence of any claim, setoff or other rights which the Company may have at any time against the Borrower, or any other Person in connection herewith or an unrelated transaction; or (k) any other circumstances, whether or not similar to any of the foregoing, which could constitute a defense to a guarantor; all whether or not the Parent Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (k) of this paragraph. It is agreed that the Parent Guarantor’s liability hereunder is several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that each Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by the Borrower of the Guaranteed Obligations in the manner agreed upon between the Borrower and the Administrative Agent and the Lenders.

SECTION 10.4 Acceleration. The Parent Guarantor agrees that, as between the Parent Guarantor on the one hand, and the Lenders and the Administrative Agent, on the other hand, the obligations of the Borrower guaranteed under this Article X may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in Section 9.1 hereof for purposes of this Article X, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting the Borrower or otherwise) preventing such declaration as against the Borrower and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Parent Guarantor for purposes of this Article X.

SECTION 10.5 Marshaling; Reinstatement. None of the Lenders nor the Administrative Agent nor any Person acting for or on behalf of the Lenders or the Administrative Agent shall have any obligation to marshal any assets in favor of the Parent Guarantor or against or in payment of any or all of the Guaranteed Obligations. If the Parent Guarantor or any other guarantor of all or any part of the Guaranteed Obligations makes a payment or payments to any Lender or the Administrative Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Parent Guarantor or any other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, the Parent Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

SECTION 10.6 Termination Date. This guaranty is a continuing guaranty and shall remain in effect until the later of (a) the Facility Termination Date, and (b) the date on which all of the Guaranteed Obligations have been paid in full in cash, subject to the proviso in Section 10.2(a).

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ARTICLE XI

GENERAL PROVISIONS

SECTION 11.1 Survival of Representations. All representations and warranties made hereunder and in any other Loan Document shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Unmatured Default at the time of the making of any Loan, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder (other than contingent indemnification obligations for which a claim has not been made) shall remain unpaid or unsatisfied.

SECTION 11.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Company or any other Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

SECTION 11.3 Performance of Obligations. The Borrower agrees that the Administrative Agent may, but shall have no obligation to (i) at any time, pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any property of the Borrower to the extent any the Borrower is required by the terms hereof to pay any such amount, but has not done so and (ii) after the occurrence and during the continuance of a Default, to make any other payment or perform any act required of the Company or any other Borrower under any Loan Document or take any other action which the Administrative Agent in its discretion deems necessary or desirable to protect or preserve such property of the Company. The Administrative Agent shall use its reasonable efforts to give the Borrower notice of any action taken under this Section 11.3 prior to the taking of such action or promptly thereafter provided the failure to give such notice shall not affect the Borrower’s obligations in respect thereof. The Borrower agrees to pay the Administrative Agent, upon demand, the principal amount of all funds advanced by the Administrative Agent under this Section 11.3, together with interest thereon at the rate from time to time applicable to Floating Rate Loans from the date of such advance until the outstanding principal balance thereof is paid in full. If the Borrower fails to make payment in respect of any such advance under this Section 11.3 within one (1) Business Day after the date the Borrower receives written demand therefor from the Administrative Agent, the Administrative Agent shall promptly notify each Lender and each Lender agrees that it shall thereupon make available to the Administrative Agent, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of such advance. If such funds are not made available to the Administrative Agent by such Lender within one (1) Business Day after the Administrative Agent’s demand therefor, the Administrative Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Administrative Agent its Pro Rata Share of any such unreimbursed advance under this Section 11.3 shall neither relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender’s Pro Rata Share of such advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Administrative Agent.

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SECTION 11.4 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

SECTION 11.5 Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrower, the Administrative Agent, the Syndication Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent, the Syndication Agent and the Lenders relating to the subject matter thereof.

SECTION 11.6 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other Lender (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

SECTION 11.7 Expenses; Indemnity; Damage Waiver.

(a) Expenses. The Borrower shall reimburse the Administrative Agent and each Arranger for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys’ and paralegals’ fees and time charges of attorneys and paralegals for the Administrative Agent or such Arranger, which attorneys and paralegals may be employees of the Administrative Agent or such Arranger) paid or incurred by the Administrative Agent or such Arranger in connection with the preparation, negotiation, execution, delivery, syndication, distribution (including via the internet), review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent and each Arranger and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys’ and paralegals’ fees and time charges of attorneys and paralegals for the Administrative Agent and such Arranger and the Lenders, which attorneys and paralegals may be employees of the Administrative Agent or such Arranger or the Lenders) paid or incurred by the Administrative Agent or such Arranger or any Lender in connection with the collection of the Obligations and enforcement of the Loan Documents. In addition to expenses set forth above, the Borrower agrees to reimburse the Administrative Agent, promptly after the Administrative Agent’s request therefor, for each audit, or other business analysis performed by or for the benefit of the Lenders in connection with this Agreement or the other Loan Documents in an amount equal to the Administrative Agent’s then customary charges for each person employed to perform such audit or analysis, plus all costs and expenses (including, without limitation, travel expenses) incurred by the Administrative Agent in the performance of such audit or analysis. Administrative Agent shall provide the Borrower with a detailed statement of all reimbursements requested under this Section 11.7(a).

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(b) Indemnity. The Borrower further agrees to defend, protect, indemnify, and hold harmless the Administrative Agent, each Arranger and each and all of the Lenders, and each of such Administrative Agent’s, Arranger’s, Lender’s respective Related Parties (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article V) (collectively, the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not any of such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of:

(i) this Agreement or any of the other Loan Documents, or any act, event or transaction related or attendant thereto or to the making of the Loans hereunder, the management of such Loans, the use or intended use of the proceeds of the Loans hereunder, or any of the other transactions contemplated by the Loan Documents (including, without limitation, the reliance of any Indemnitee on each notice that such Indemnitee believes in good faith is given by or on behalf of the Borrower); or

(ii) any liabilities, obligations, responsibilities, losses, damages, personal injury, death, punitive damages, economic damages, consequential damages, treble damages, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation, feasibility or remedial action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future relating to violation of any Environmental, Health or Safety Requirements of Law arising from or in connection with the past, present or future operations of the Company, its Subsidiaries or any of their respective predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective property of the Company or its Subsidiaries, the presence of asbestos-containing materials at any respective property of the Company or its Subsidiaries or the Release or threatened Release of any Contaminant into the environment (collectively, the “Indemnified Matters”);

provided, however, no Borrower shall have any obligation to an Indemnitee hereunder with respect to Indemnified Matters caused solely by or resulting solely from the willful misconduct or Gross Negligence of such Indemnitee with respect to the Loan Documents, as determined by the final non-appealed judgment of a court of competent jurisdiction. If the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

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(c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ respective Pro Rata Shares (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent). The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 12.11.

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, and acknowledges that no other Person shall have, any claim against any other party hereto or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the Gross Negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Survival of Agreements. The obligations and agreements of the Borrower under this Section 11.7 shall survive the termination of this Agreement and shall survive the resignation of the Administrative Agent or the replacement of any Lender.

(f) Payment. All amounts due under the preceding clauses (a) and (b) of this Section 11.7 shall be payable promptly after written demand therefor.

SECTION 11.8 Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

SECTION 11.9 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Company or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein (“Accounting Changes”), the parties hereto agree, at the Company’s request, to

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enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Company’s and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations and all financial statements and reports required to be delivered hereunder shall be prepared in accordance with Agreement Accounting Principles without taking into account such Accounting Changes. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any of its Subsidiaries at “fair value”, as defined therein.

SECTION 11.10 Severability of Provisions. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.10, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

SECTION 11.11 No Advisory or Fiduciary Responsibility. The relationship between the Borrower and the Lenders and the Administrative Agent shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower’s business or operations. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrower and the other Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each

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Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any Arranger nor any Lender has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, any Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, any Arranger or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 11.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11.13 CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a) EXCLUSIVE JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

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(b) WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN ARTICLE XV. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(e) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF SECTION 11.7 AND THIS SECTION 11.13, WITH ITS COUNSEL.

SECTION 11.14 Other Transactions. Each of the Administrative Agent, the Arrangers, the Lenders, the Company and the Borrower acknowledge that the Lenders (or Affiliates of the Lenders) may, from time to time, effect transactions for their own accounts or the accounts of customers, and hold positions in loans or options on loans of the Company, the Company’s Subsidiaries and other companies that may be the subject of this credit arrangement and nothing in this Agreement shall impair the right of any such Person to enter into any such transaction (to the extent it is not expressly prohibited by the terms of this Agreement) or give any other Person any claim or right of action hereunder as a result of the existence of the credit

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arrangements hereunder, all of which are hereby waived. In addition, certain Affiliates of one or more of the Lenders are or may be securities firms and as such may effect, from time to time, transactions for their own accounts or for the accounts of customers and hold positions in securities or options on securities of the Company, the Company’s Subsidiaries and other companies that may be the subject of this credit arrangement and nothing in this Agreement shall impair the right of any such Person to enter into any such transaction (to the extent it is not expressly prohibited by the terms of this Agreement) or give any other Person any claim or right of action hereunder as a result of the existence of the credit arrangements hereunder, all of which are hereby waived. Each of the Administrative Agent, the Arrangers, the Lenders, the Company and the Borrower acknowledges and consents to these multiple roles, and further acknowledges that the fact that any such unit or Affiliate is providing another service or product or proposal therefor to the Company or any of its Subsidiaries does not mean that such service, product, or proposal is or will be acceptable to any of the Administrative Agent, the Arrangers or the Lender.

SECTION 11.15 Subordination of Intercompany Indebtedness. The Parent Guarantor agrees that any and all claims of the Parent Guarantor against any other Loan Party with respect to any “Intercompany Indebtedness” (as hereinafter defined) shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations and Hedging Obligations under Hedging Arrangements entered into with the Lenders or any of their Affiliates (“Designated Hedging Agreements”); provided that, and not in contravention of the foregoing, so long as no Default has occurred and is continuing the Parent Guarantor may make loans to and receive payments in the ordinary course with respect to such Intercompany Indebtedness from another Loan Party to the extent not prohibited by the terms of this Agreement and the other Loan Documents. Notwithstanding any right of the Parent Guarantor to ask, demand, sue for, take or receive any payment from any other Loan Party, all rights, liens and security interests of the Parent Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Loan Party shall be and are subordinated to the rights of the holders of the Obligations and the Administrative Agent in those assets. The Parent Guarantor shall not have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations (other than contingent indemnity obligations) and the Hedging Obligations under Designated Hedging Agreements shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document or Designated Hedging Agreement have been terminated. If all or any part of the assets of any Loan Party, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Loan Party, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Loan Party is dissolved or if substantially all of the assets of any such Loan Party are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any such Loan Party to the Parent Guarantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Obligations and Hedging Obligations under Designated Hedging Agreements, due or to become due, until such Obligations and Hedging Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the Parent Guarantor upon

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or with respect to the Intercompany Indebtedness after an Insolvency Event prior to the satisfaction of all of the Obligations (other than contingent indemnity obligations) and Hedging Obligations under Designated Hedging Agreements and the termination of all financing arrangements pursuant to any Loan Document and or Designated Hedging Agreements, the Parent Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the holders of the Obligations and such Hedging Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of such Persons, in precisely the form received (except for the endorsement or assignment of the Parent Guarantor where necessary), for application to any of the Obligations and such Hedging Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Parent Guarantor as the property of the holders of the Obligations and such Hedging Obligations. If the Parent Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees are irrevocably authorized to make the same. The Parent Guarantor agrees that until the Obligations (other than the contingent indemnity obligations) and such Hedging Obligations have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document or any Designated Hedging Agreement have been terminated, the Parent Guarantor will not assign or transfer to any Person (other than the Administrative Agent) any claim the Parent Guarantor has or may have against any other Loan Party.

SECTION 11.16 Lenders Not Utilizing Plan Assets. None of the consideration used by any of the Lenders to make its Loans constitutes for any purpose of ERISA or Section 4975 of the Code assets of any “plan” as defined in Section 3(3) of ERISA or Section 4975 of the Code and the rights and interests of each of the Lenders in and under the Loan Documents shall not constitute such “plan assets” under ERISA.

SECTION 11.17 Collateral. Each of the Lenders represents to the Administrative Agent and each of the other Lenders that it in good faith is not relying upon any “margin stock” (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

SECTION 11.18 USA PATRIOT Act, Bank Secrecy Act and Office of Foreign Assets Control. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. In addition, and without limiting the foregoing sentence, the Borrower shall (a) ensure, and cause each Subsidiary, if applicable, to ensure, that no Person who owns a controlling interest in or otherwise controls the Borrower or any Subsidiary is or shall be listed in the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds

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of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each Subsidiary, if applicable, to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

SECTION 11.19 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

ARTICLE XII

THE ADMINISTRATIVE AGENT

SECTION 12.1 Appointment and Authority. Each of the Lenders hereby irrevocably appoints BofA to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions (except as set forth in Section 12.6(a) with respect to the Company). It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Requirement of Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

SECTION 12.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

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SECTION 12.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Unmatured Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.1 and 9.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Unmatured Default unless and until notice describing such Default or Unmatured Default is given in writing to the Administrative Agent by a Borrower or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Unmatured Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

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SECTION 12.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for a Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 12.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

SECTION 12.6 Resignation of Administrative Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Notwithstanding anything herein to the contrary, (i) so long as no Default has occurred and is continuing, each such successor Administrative Agent shall be subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed and (ii) whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

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(b) With effect from the Resignation Effective Date (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than as otherwise provided herein and other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent as of the Resignation Effective Date), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.7 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

SECTION 12.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 12.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers, Syndication Agent or Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

SECTION 12.9 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

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(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 3.8, 2.14 and 11.7) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.14 and 11.7.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 12.10 Guaranty Matters. Without limiting the provisions of Section 12.9, the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 12.10.

SECTION 12.11 Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 11.7(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.7(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.7(c).

SECTION 12.12 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Requirements of Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In

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determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Requirements of Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

SECTION 12.13 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

ARTICLE XIII

SETOFF; RATABLE PAYMENTS

SECTION 13.1 Setoff. If a Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the Obligations of the Borrower or such other Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or its respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.22 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

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SECTION 13.2 Ratable Payments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply).

SECTION 13.3 Application of Payments . After the exercise of remedies provided for in Section 9.1 (or after the Loans have automatically become immediately due), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.22(c) and except as otherwise set forth herein, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article IV) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article IV), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

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Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Requirements of Law.

SECTION 13.4 Relations Among Lenders.

(a) No Action Without Consent. Except with respect to the exercise of set-off rights of any Lender in accordance with Section 12.1, the proceeds of which are applied in accordance with this Agreement, and each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Loan Document, without the prior written consent of the Required Lenders or, as may be provided in this Agreement or the other Loan Documents, at the direction of the Administrative Agent.

(b) Not Partners; No Liability. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender. The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Agreement.

SECTION 13.5 Failure to Make Payment. If and so long as any Lender shall fail to make any payment required to be made by it pursuant to Section 2.2(c), 2.17, 3.3, 12.8 or 13.2, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section (such amounts so held to be returned to such Lender upon its payment of the aforementioned previously unpaid amounts); in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

ARTICLE XIV

BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

SECTION 14.1 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section or (ii) by way of participation in accordance with the provisions of subsection (d) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall

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be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees that are Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) a Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and

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(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire in form reasonably satisfactory to the Administrative Agent.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or the Borrower’s Affiliates or Subsidiaries or (B) to a natural Person.

(vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Requirements of Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14(e), Article IV, and Section 11.7 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected

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parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a promissory note in substantially the form of Exhibit I to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or the Borrower or the Borrower’s Affiliates or Subsidiaries ) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.7(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the proviso to Section 9.2 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 2.14(e) (subject to the requirements and limitations therein, including the requirements under Section 2.14(e)(vi) (it being understood that the documentation required by Section 2.14(e)(iv) shall be delivered to the participating Lender)) and Article IV to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Section 2.14(e) or Article IV, with respect to any participation, than the Lender from whom it acquired the

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applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.1 as though it were a Lender; provided that such Participant agrees to be subject to Section 13.2 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under any promissory note delivered to it hereunder, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 14.2 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that (x) the Lenders may publish customary advertising material in tombstone or similar format relating to the financing contemplated by this Agreement and (y) Information may be disclosed (a) to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.5(b) or (ii) any actual or prospective party (or its Related Parties) to

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any Hedging Arrangements or any credit insurance provider, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided hereunder or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Company or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a non-confidential basis from a source other than the Company or any of its Subsidiaries which such Person has no reason to believe has any confidentiality or fiduciary obligation to the Company or its Subsidiaries with respect to such Information. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Company or any Subsidiary, provided that, in the case of information received from the Company or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Company or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

SECTION 14.3 Dissemination of Information. Each Loan Party authorizes each Lender to disclose to any Participant or assignee Lender or any other Person acquiring an interest in the Loan Documents by operation of law (each a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the Company and its Subsidiaries; provided that prior to any such disclosure, such prospective Transferee shall agree to preserve in accordance with Section 14.2 the confidentiality of any confidential information described therein.

ARTICLE XV

NOTICES

SECTION 15.1 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

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(i) if to the Company or any other Loan Party or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties (provided a notice given to the Company pursuant hereto shall be deemed a notice given to the other Loan Parties); and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its administrative questionnaire delivered to the Administrative Agent (including, as appropriate, notices delivered solely to the Person designated by a Lender on such administrative questionnaire then in effect for the delivery of notices that may contain material non-public information relating to any Loan Party).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II and Article III if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

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(c) The Platform. The Borrower hereby acknowledges that (i) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat the Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 14.2); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials through the Internet.

(d) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Company and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to

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enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Requirements of Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic Borrowing/Election Notices) purportedly given by or on behalf of the Company or the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.

ARTICLE XVI

COUNTERPARTS; INTEGRATION; EFFECTIVENESS

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Remainder of This Page Intentionally Blank]

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IN WITNESS WHEREOF, the Company, the Borrower, the Guarantors, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Company

By:	CHICAGO BRIDGE & IRON COMPANY B.V.
Its:	Managing Director

By:	/s/ RONALD A. BALLSCHMIEDE
Name: Ronald A. Ballschmiede
Title: Director

Address:
c/o Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention:	Ronald Ballschmiede, Managing Director & Chief Financial Officer
Telephone No.: (832) 513-1000
Facsimile No.: (832) 513-1092

SIGNATURE PAGE TO TERM LOAN AGREEMENT

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as Borrower

By:	/s/ RONALD A. BALLSCHMIEDE
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

Address:
c/o Chicago Bridge & Iron Company (Delaware)
One CB&I Plaza
2103 Research Forest Drive
The Woodlands, TX 77380
Attention:	Ronald Ballschmiede, Managing Director & Chief Financial Officer
Telephone No.: (832) 513-1000
Facsimile No.: (832) 513-1092

SIGNATURE PAGE TO TERM LOAN AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender

By:	/s/ Bridgett J. Manduk
Name: Bridgett J. Manduk
Title: AVP; Agency Management Officer III

Notice Address:
Bank of America
Mail Code: CA5-701-05-19
1455 Market St.
San Francisco, CA 94103-1399 Attention: Bridgett J. Manduk
Telephone: (415) 436-1097
Facsimile: (415) 503-5011

SIGNATURE PAGE TO TERM LOAN AGREEMENT

FIFTH THIRD BANK, as Lender and Documentation Agent

By:	/s/ MIKE GIFFORD
Name: Mike Gifford
Title: Vice President

SIGNATURE PAGE TO TERM LOAN AGREEMENT

COMPASS BANK, as a Documentation Agent and as a Lender

By:	/s/ RANDALL MORRISON
Name: Randall Morrison
Title: Executive Director

Notice Address:

Attention:
Telephone:
Facsimile:

Lending Installation Address:

SIGNATURE PAGE TO TERM LOAN AGREEMENT

Regions Bank, as Lender

By:	/s/ MICHAEL FOSTER
Name: Michael Foster
Title: Vice President

First Commercial Bank New York Branch, as Lender

By:	/s/ JASON LEE
Name: Jason Lee
Title: V.P. and General Manager

Notice Address:
750 Third Avenue, 34th Floor, New York, NY 10017

Attention: Kai Chang, Loan Officer
Telephone: 212-599-6868
Facsimile: 212-599-6133

Lending Installation Address:

ARAB BANKING CORPORATION BSC, as Lender

By:	/s/ TONY G. BERBARI
Name: Tony G. Berbari
Title: Head of Trade Finance – NY Branch

By:	/s/ GAUTIER STRUB
Name: Gautier Strub
Title: VP/Relationship Manager – Trade Finance

SIGNATURE PAGE TO TERM LOAN AGREEMENT

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Lender

By:	/s/ PAGE DILLEHUNT
Name: Page Dillehunt
Title: Managing Director

By:	/s/ MICHAEL WILLIS
Name: Michael Willis
Title: Managing Director

BANK OF MONTREAL, as Lender

By:	/s/ JOHN ARMSTRONG
Name: John Armstrong
Title: Director

SOVEREIGN BANK, N.A., as Lender

By:	/s/ JOHN W. DEEGAN
Name: John W. Deegan
Title: Senior Vice President

LLOYDS TSB BANK PLC, as Lender

By:	/s/ Dennis McClellan
Name: Dennis McClellan
Title: Assistant Vice President – M040

By:	/s/ JULIA R. FRANKLIN
Name: Julia R. Franklin
Title: Vice President – F014

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ DAVID W. KEE
Name: David W. Kee
Title: Managing Director

SIGNATURE PAGE TO TERM LOAN AGREEMENT

RIYAD BANK, HOUSTON AGENCY, as a Lender

By:	/s/ WILLIAM B. SHEPARD
Name: William B. Shepard
Title: General Manager

By:	/s/ PAUL N. TRAVIS
Name: Paul N. Travis
Title: VP & Head of Corporate Finance

Notice Address:
Attention: Harlene Sridharan
Telephone: 713-331-2012
Facsimile: 713-331-2043

Lending Installation Address:
440 Louisiana Street
Suite 1050
Houston, Texas 77002

CADENCE BANK, N.A., as a Lender

By:	/s/ BILL BOBBORA
Name: Bill Bobbora
Title: Senior Vice President

Notice Address:
17 North 20th Street
Birmingham, AL 35203

Attention: Commercial Services
Telephone: 205-488-3313
Facsimile: 205-488-3320

Lending Installation Address:
17 North 20th Street
Birmingham, AL 35203

SIGNATURE PAGE TO TERM LOAN AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ CHRISTINE HOWATT
Name: Christine Howatt
Title: Authorized Signatory

Notice Address:
1251 Avenue of the Americas New York, NY 10020-1104

Attention: US Corporate Banking Benita Volid
Telephone: (312) 696-4679
Facsimile: (312) 782-6440 with a copy to (312) 696-4535

Lending Installation Address:
1251 Avenue of the Americas New York, NY 10020-1104

ABU DHABI INTERNATIONAL N.V., as Lender

By:	/s/ DAVID YOUNG
Name: David Young
Title: Vice President

By:	/s/ WILLIAM GHAZAR
Name: William Ghazar
Title: Senior Vice President

SIGNATURE PAGE TO TERM LOAN AGREEMENT

STANDARD CHARTERED BANK, as Lender

By:	/s/ JOHANNA MINAYA
Name: Johanna Minaya
Title: Associate Director Capital Markets

By:	/s/ ROBERT K. REDDINGTON
Name: Robert K. Reddington
Title: Credit Documentation Manager Credit Documentation Unit WB Legal-Americas

HSBC BANK USA, N.A., as Lender

By:	/s/ BRUCE ROBINSON
Name: Bruce Robinson
Title: Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Lender

By:	/s/ DIANE POCKAJ
Name: Diane Pockaj
Title: MD

By:	/s/ ALEKSANDRA PACHOLEK
Name: Aleksandra Pacholek
Title: AVP

SIGNATURE PAGE TO TERM LOAN AGREEMENT

DBS BANK LTD., LOS ANGELES AGENCY, as Lender

By:	/s/ JAMES MCWALTERS
Name: James McWalters
Title: General Manager

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ MICHELLE C. PHILLIPS
Name: Michelle C. Phillips
Title: Director

MIZUHO CORPORATE BANK, LTD, as Lender

By:	/s/ LEON MO
Name: Leon Mo
Title: Authorized Signatory

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as Lender

By:	/s/ EDWARD CHEN
Name: Edward Chen
Title: VP & General Manager

SIGNATURE PAGE TO TERM LOAN AGREEMENT

BOKF, NA dba Bank of Texas

By:	/s/ MARIAN LIVINGSTON
Name: Marian Livingston
Title: Senior Vice President

Amegy Bank, N.A., as Lender

By:	/s/ AMY REARDON
Name: Amy Reardon
Title: Assistant Vice President

HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY, as Lender

By:	/s/ LIE-PUN LIN
Name: Lie-Pun Lin
Title: Assistant Vice President

BANK OF THE WEST, as Lender

By:	/s/ TERRY A. SWITZ, JR.
Name: Terry A. Switz, Jr.
Title: Vice President

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ ERIC Y.S. TSAI
Name: Eric Y.S. Tsai
Title: VP & GM

Notice Address:
685 Third Avenue, 29th Floor, New York
Attention: Loan Department
Telephone: (212) 651-9770
Facsimile: (212) 651-9785

Lending Installation Address:
685 Third Avenue, 29th Floor, New York NY10017, U.S. A.

SIGNATURE PAGE TO TERM LOAN AGREEMENT

NATIONAL BANK OF KUWAIT, S.A.K., GRANDKAYMAN BRANCH, as a Lender

By:	/s/ MICHAEL G. MCHUGH
Name: Michael G. McHugh
Title: Executive Manager

By:	/s/ ARLETTE KITTANEH
Name: Arlette Kittaneh
Title: Senior Manager

Notice Address:
299 Park Avenue, NY 10171-0023

Attention: Treasury Operations
Telephone: (212) 303-9803
Facsimile: (212) 838-5829

Lending Installation Address:
299 Park Avenue New York, New York 10171-0023

SIGNATURE PAGE TO TERM LOAN AGREEMENT

EXHIBIT A-1

COMMITMENTS

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$115,000,000.00	11.500000000%
Crédit Agricole Corporate and Investment Bank	$115,000,000.00	11.500000000%
Compass Bank	$55,000,000.00	5.500000000%
Bank of Montreal, Chicago Branch	$55,000,000.00	5.500000000%
Riyad Bank, Houston Agency	$15,000,000.00	1.500000000%
Cadence Bank, N.A.	$15,000,000.00	1.500000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$55,000,000.00	5.500000000%
Hua Nan Commercial Bank, Ltd. New York Agency	$15,000,000.00	1.500000000%
E. Sun Commercial Bank, Ltd., Los Angeles Branch	$10,000,000.00	1.000000000%
Sovereign Bank, N.A.	$45,000,000.00	4.500000000%
Abu Dhabi International Bank N.V.	$15,000,000.00	1.500000000%
Mizuho Corporate Bank, Ltd.	$30,000,000.00	3.000000000%
Amegy Bank	$15,000,000.00	1.500000000%
Arab Banking Corporation (B.S.C.)	$15,000,000.00	1.500000000%
DBS Bank Ltd., Los Angeles Agency	$30,000,000.00	3.000000000%
Bank of the West	$35,000,000.00	3.500000000%
Standard Chartered Bank	$15,000,000.00	1.500000000%
Sumitomo Mitsui Banking Corporation	$45,000,000.00	4.500000000%
Regions Bank	$55,000,000.00	5.500000000%
First Commercial Bank, New York Branch	$25,000,000.00	2.500000000%
HSBC Bank USA, N.A.	$50,000,000.00	5.000000000%

A-1 - 1

Commitments

BOKF, NA dba Bank of Texas	$$10,000,000.00	1.000000000%
Chang Hwa Commercial Bank, Ltd., New York Branch	$$10,000,000.00	1.000000000%
Commerzbank AG, New York Branch and Grand Cayman Branch	$$15,000,000.00	1.500000000%
Lloyds TSB Bank plc	$$45,000,000.00	4.500000000%
National Bank of Kuwait, S.A.K., Grand Cayman Branch	$$25,000,000.00	2.500000000%
Fifth Third Bank	$$55,000,000.00	5.500000000%
The Bank of Nova Scotia	$15,000,000.00	1.500000000%

Total	$1,000,000,000.00	100.000000000%

A-1 - 2

Commitments

EXHIBIT A-2

[RESERVED]

EXHIBIT A-3

MANDATORY COST

1.	The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2.	On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the “Additional Cost Rate”) for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.

3.	The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by that Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4.	The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Administrative Agent as follows:

(a)	in relation to a sterling Loan:

(b)	in relation to a Loan in any currency other than sterling:

Where:

A	is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

B	is the percentage rate of interest (excluding the Applicable Eurodollar Margin and the Applicable Floating Rate Margin and the Mandatory Cost and, if the Loan is an Unpaid Sum, the additional rate of interest specified in Section 2.10) payable for the relevant Interest Period on the Loan.

A-3 - 1

Mandatory Cost

C	is the percentage (if any) of Eligible Liabilities which that Lender is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

D	is the percentage rate per annum payable by the Bank of England to the Administrative Agent on interest bearing Special Deposits.

E	is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per £1,000,000.

5.	For the purposes of this Exhibit:

(a)	“Eligible Liabilities” and “Special Deposits” have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)	“Facility Office” means: in respect of a Lender, the office or offices notified by that Lender to the Administrative Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement;

(c)	“Fees Rules” means the rules on periodic fees contained in the Financial Services Authority Fees Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(d)	“Fee Tariffs” means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);

(e)	“Participating Member State” means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union;

(f)	“Reference Bank” means, in relation to Mandatory Cost, the principal London offices of Bank of America, N.A. and/or such other banks as may be appointed by the Administrative Agent in consultation with the Company;

(g)	“Tariff Base” has the meaning given to it in, and will be calculated in accordance with, the Fees Rules; and

A-3 - 2

Mandatory Cost

(h)	“Unpaid Sum” means any sum due and payable but unpaid by the relevant Borrower under the Loan Documents.

6.	In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7.	If requested by the Administrative Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.

8.	Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

(a)	the jurisdiction of its Facility Office; and

(b)	any other information that the Administrative Agent may reasonably require for such purpose.

Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.

9.	The percentages of each Lender for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless a Lender notifies the Administrative Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10.	The Administrative Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11.	The Administrative Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 7 and 8 above.

A-3 - 3

Mandatory Cost

12.	Any determination by the Administrative Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

13.	The Administrative Agent may from time to time, after consultation with the Company and the Lenders, determine and notify to all parties hereto any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all parties hereto.

A-3 - 4

Mandatory Cost

EXHIBIT B

FORM OF BORROWING/ELECTION NOTICE

Bank of America, N.A.,

as Administrative Agent

under the Term Loan Agreement

referred to below

One Independence Center

101 N. Tryon Street, 5th Floor

Mail Code: NC1-001-05-46

Charlotte, NC 28255             [Date]

                    Attention: Charles D. Hensley

Ladies and Gentlemen:

The undersigned, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), refers to the Term Loan Agreement dated as of December 21, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, the Lenders party thereto and Bank of America, N.A., as Administrative Agent for the Lenders, and hereby gives you Borrowing/Election Notice [pursuant to Section 2.7 of the Term Loan Agreement, that the undersigned hereby requests an Advance under the Term Loan Agreement, and in that connection sets forth below the information relating to such Advance (the “Proposed Borrowing”)] [pursuant to Section 2.9(d) of the Term Loan Agreement, that the undersigned hereby requests a [conversion of a Floating Rate Loan into a Eurodollar Rate Loan][continuation of a Eurodollar Rate Loan]]:

(i) The Business Day of [the Proposed Borrowing][coversion][continuation] is [            ], 20[__].

(ii) [The Type of Advance comprising the Proposed Borrowing is [Floating Rate Advance] [Eurodollar Rate Advance].]

(iii) [The aggregate amount of the Proposed Borrowing is $[            ].]

(iv) [The amount of Eurodollar Rate Loans into which [the Floating Rate Loan is to be converted][the Eurodollar Rate Loan is to be continued] is $[            ].]

(v) [The initial Interest Period for each Eurodollar Rate Advance made as part of [the Proposed Borrowing][conversion][continuation] is             month[s].]

B - 1

Form of Borrowing/Election Notice

The undersigned hereby certifies that the following statement is true on the date hereof, and will be true on the date of the Proposed Borrowing: The representations and warranties contained in Sections 6.1(i), 6.2(a), 6.2(b), 6.2(c)(i), 6.3(i), 6.11, 6.15, 6.20, 6.21, 6.22 and 6.23 of the Term Loan Agreement are true and correct as of the date of the Proposed Borrowing, before and after giving effect to the Proposed Borrowing, as though made on and as of such date.

Delivery of an executed counterpart of this Borrowing/Election Notice by telecopier shall be effective as delivery of an original executed counterpart of this Borrowing/Election Notice.

Very truly yours,
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By
Name:
Title:

B - 2

Form of Borrowing/Election Notice

EXHIBIT C

[RESERVED]

EXHIBIT D

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Term Loan Agreement identified below (as amended, the “Term Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Term Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Term Loan Agreement and any other documents or instruments delivered pursuant thereto in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Term Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

[1]

For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]

For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

Form of Assignment and Assumption

1.	Assignor[s]:

[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower(s): Chicago Bridge & Iron Company (Delaware)[5]

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Term Loan Agreement

5.	Term Loan Agreement: Term Loan Agreement, dated as of December 21, 2012, among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, as may be amended or otherwise modified from time to time

6.	Assigned Interest[s]:

Assignor[s][6]	Assignee[s][7]	Aggregate Amount of Commitment for all Lenders[8]	Amount of Commitment Assigned	Percentage Assigned of Commitment[9]	CUSIP Number
		$________________	$_________	____________%
		$________________	$_________	____________%
		$________________	$_________	____________%

[7.	Trade Date: ][10]

Effective Date:                    , 20            [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

[5]	Add any Subsidary Borrowers, if applicable.
[6]	List each Assignor, as appropriate.
[7]	List each Assignee and, if available, its market entity identifier, as appropriate.
[8]

Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[9]	Set forth, to at least 9 decimals, as a percentage of the Commitment of all Lenders thereunder.
[10]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Form of Assignment and Assumption

ASSIGNOR[S][11] [NAME OF ASSIGNOR]

By:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S][12]
[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

Consented to and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

Consented to:

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	CHICAGO BRIDGE & IRON COMPANY B.V.
Its:	Managing Director

[11]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).
[12]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

Form of Assignment and Assumption

By
Name:
Title:

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender, and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Term Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Term Loan Agreement, (ii) it meets all the requirements to be an assignee under Section 14.1(b)(iii) and (v) of the Term Loan Agreement (subject to such consents, if any, as may be required under Section 14.1(b)(iii) of the Term Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Term Loan Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Term Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Lender not organized under the law of a

Form of Assignment and Assumption

jurisdiction in the United States of America, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Term Loan Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Form of Assignment and Assumption

EXHIBIT E-1

FORM OF COMPANY’S US COUNSEL’S OPINION

Separately provided.

E-1 - 1

Form of Company’s US Counsel’s Opinion

EXHIBIT E-2

FORM OF

COMPANY’S FOREIGN COUNSEL’S OPINION

Separately provided.

E-2 - 1

Form of Company’ Foreign Counsel’s Opinion

EXHIBIT E-3

[RESERVED]

EXHIBIT E-4

FORM OF

COUNSEL’S OPINION FOR SUBSIDIARY BORROWERS

Separately provided.

E-4 - 1

Form of Counsel’s Opinion for Subsidiary Borrowers

EXHIBIT F

FORM OF OFFICER’S CERTIFICATE

OFFICER’S CERTIFICATE

[            ], 20[    ]

Reference is made to that certain Term Loan Agreement, dated as of December 21, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among Chicago Bridge & Iron Company N.V., Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Company”), the other Loan Parties party therto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent for the Lenders. Capitalized terms used but not otherwise defined in this Officer’s Certificate (the “Certificate”) shall have the meanings assigned to such terms in the Term Loan Agreement.

The undersigned, in his/her capacity as an Authorized Officer of the Company not in any personal capacity, certifies on behalf of the Company that as of the date hereof, to his/her knowledge, after diligent inquiry of all relevant persons at the Company and its respective Subsidiaries:

[There exists no Default or Unmatured Default.]

[The following is a list of each Default or Unmatured Default that exists, and in each case the nature and status thereof:]

[Signature Page Follows]

F - 1

Form of Officer’s Certificate

IN WITNESS WHEREOF, I have executed this Certificate on the date first written above.

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	CHICAGO BRIDGE & IRON COMPANY B.V.
Its:	Managing Director

By
Name:
Title:

F - 2

Form of Officer’s Certificate

EXHIBIT G

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:            ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Term Loan Agreement, dated as of December 21, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Chicago Bridge & Iron Company N.V. (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation (“Borrower”), the other Loan Parties party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned Authorized Officer hereby certifies as of the date hereof that he/she is the                     of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Company has delivered the year-end audited financial statements required by Section 7.1(a)(ii) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Company has delivered the unaudited financial statements required by Section 7.1(a)(i) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the consolidated financial position of the Company and its Subsidiaries and the results of operations and cash flows of the Company and its Subsidiaries in accordance with Agreement Accounting Principles as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition of the Company during the accounting period covered by such financial statements.

3. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     ,             .

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	CHICAGO BRIDGE & IRON COMPANY B.V.
Its:	Managing Director

By
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.4 (a) – Maximum Leverage Ratio.

A. Adjusted Indebtedness at Statement Date[13]:	$

B. EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):	$

C. Leverage Ratio (Line I.A ÷ Line I.B):	to 1.00

Maximum permitted:

Period of Four Fiscal Quarters:	Maximum Leverage Ratio
Fiscal quarter as of the Transaction Closing Date and the first two fiscal quarters ending immediately after the Transaction Closing Date	3.25:1.00
Third and fourth fiscal quarters ending immediately after the Transaction Closing Date	3.00:1.00
Fifth and six fiscal quarters ending immediately after the Transaction Closing Date	2.75:1.00
Thereafter	2.50:1.00

II.	Section 7.4 (b) – Minimum Fixed Charge Coverage Ratio.

A. Consolidated Net Income Available for Fixed Charges:

1. Consolidated Net Income for Subject Period:	$

2. Provision for income taxes for Subject Period:	$

3. Consolidated Fixed Charges for Subject Period:	$

4. Consolidated Net Income Available for Fixed Charges (Lines II.A1 + 2 + 3):	$

[13]	For the avoidance of doubt, the Indebtedness of NEH will be excluded from the Leverage Ratio.

Form of Compliance Certificate

B. Consolidated Fixed Charges for Subject Period:	$

1. Consolidated Long-Term Lease Rentals for Subject Period:	$

2. Consolidated interest expense for the Subject Period:	$

3. Consolidated Fixed Charges for Subject Period (Lines II.B1 + 2)[14]:	$

C. Fixed Charge Coverage Ratio (Line II.A4 ÷ Line II.B3):	to 1.00

Minimumrequired:

Four Fiscal Quarters Ending	Minimum Fixed Charge Coverage Ratio
Transaction Closing Date through Termination Date	1.75:1.00

III.	Section 7.4 (c) – Minimum Consolidated Net Worth.

A. Consolidated Net Worth at Statement Date:	$

B. 50% of Consolidated Net Income for each full fiscal quarter ending after September 30, 2010	$

C. 75% of adjustments in stockholders’ equity after June 30, 2010 as a result of the issuance of Equity Interests:	$

D. Minimum Tangible Net Worth (Lines III.B + III.C + $674,755,000):	$

E. Minimum amount of Consolidated Net Worth that the Company shall be required to maintain under any instrument, agreement or indenture pertaining to any Material Indebtedness:	$

F. Greater of Line III.D and Line III.E	$

G. Excess (deficient) for covenant compliance (Line III.A – III.F):	$

[14]	Reflect annualization until four quarters after Transaction Closing Date.

Form of Compliance Certificate

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

EBITDA

(in accordance with the definition of EBITDA

as set forth in the Agreement)

EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
(1) Consolidated Net Income

(2) + Interest Expense

(3) + charges against income for foreign, federal, state and local taxes to the extent deducted

(4) + non-recurring non-cash charges (excluding any charge that becomes, or is expected to become, a cash charge) to the extent deducted

(5) + extraordinary losses to the extent deducted

(6) - non-recurring non-cash credits to the extent added

(7) - extraordinary gains to the extent added

Form of Compliance Certificate

(ii) + depreciation expense

(iii) + amortization expense

(iv) + non-cash compensation expenses for management or employees to the extent deducted

(v)     + extraordinary, unusual or non-recurring charges deducted, arising from (A) the GenOn AQC Project, not to exceed $20.1 million, incurred prior to May 31, 2012 and (B) the Dominion project, not to exceed $88 million, incurred prior to May 31, 2012

(vi) + to the extent not already included, dividends distributions actually received in cash received from Persons other than Subsidiaries

(vii) + Retention bonuses paid in connection with the Transaction not to exceed $25,000,000

Form of Compliance Certificate

(viii) + charges, fees and expenses incurred in connection with the Transaction

(ix) + charges, fees and expenses incurred in connection with restructuring and integration activities in connection with the Transaction

(x) + expenses incurred in connection with the Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000

= Consolidated EBITDA[15]

[15]

Provided that EBITDA shall exclude the EBITDA of the business sold pursuant to the E&C Sale (as defined in the Transaction Agreement) from and after the date that the E&C Sale is consummated, on a pro forma basis as if the E&C Sale had occurred on the first business day of the period; provided, further that clauses (v), (vii), (ix) and (x) shall be applicable only from and after the consummation of the Shaw Acquisition.

Form of Compliance Certificate

EXHIBIT H

FORM OF SUBSIDIARY GUARANTY

THIS SUBSIDIARY GUARANTY (this “Guaranty”) is made as of the 21st day of December, 2012, by CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation and the undersigned Subsidiaries (collectively, the “Initial Guarantors” and along with any additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached as Annex I, the “Guarantors”) in favor of the Administrative Agent under (and as defined in) the Term Loan Agreement referred to below;

WITNESSETH:

WHEREAS, CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation, (the “Borrower”), the institutions from time to time parties thereto as lenders (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”), have entered into a certain Term Loan Agreement dated as of December 21, 2012 (as may be amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to the Borrower;

WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Term Loan Agreement that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due of all “Obligations” (as defined in the Term Loan Agreement), including, without limitation, all principal, interest and other amounts that shall be at any time payable by the Borrower under the Term Loan Agreement or the other Loan Documents, and all Hedging Obligations to which any Lender shall be a counterparty (each a “Designated Hedging Agreement”); and

WHEREAS, in consideration of the direct and indirect financial and other support that the Borrower has provided, and such direct and indirect financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Term Loan Agreement, each of the Guarantors is willing to guarantee the Obligations of the Borrower under the Term Loan Agreement and the other Loan Documents and all Hedging Obligations under any Designated Hedging Agreements;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I. Definitions. Terms defined in the Term Loan Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

H - I

II. Representations, Warranties and Covenants. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making, conversion or continuation of any Loan) that:

(1)	It is a corporation, partnership, limited liability company or establishment (or for certain entities organized under the laws of Liechtenstein, a legal entity in the form of “Anstalt” under the laws of Liechtenstein) duly and properly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a Material Adverse Effect.

(2)	It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by each of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

(3)	Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement (as applicable) or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, (ii) or conflict with or constitute a default thereunder, except such interference or default which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien in, of or on its property pursuant to the terms of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Governmental Authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability against it of, this Guaranty.

In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Term Loan Agreement or any amount payable under the Term Loan Agreement or any other Obligations or Hedging Obligations under Designated Hedging Agreements shall remain unpaid, it will, and, if necessary, will enable the Borrower to, fully comply with those covenants and agreements of the Borrower applicable to such Guarantor set forth in the Term Loan Agreement.

III. The Guaranty. (a) For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Lenders to make advances to the Borrower, the Guarantors hereby absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations of the Borrower to the Administrative Agent, the Lenders, or any of them, under or with respect to the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and all Hedging Obligations of any Borrower owing to any Lender or any Affiliate of any Lender under any Designated Hedging Agreement (collectively, the “Guaranteed Obligations”).

(b) Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Lender Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Subsidiary Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the Lenders and the Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lenders under or in respect of the Loan Documents.

IV. Waivers; Subordination of Subrogation.

(a) Waivers. Each Guarantor waives notice of the acceptance of this guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. Each Guarantor further waives presentment, protest, notice of notices delivered or demand made on the Borrower or action or delinquency in respect of the Guaranteed Obligations or any part thereof, including any right to require the Administrative Agent and the Lenders to sue the Borrower, any other guarantor or any other Person obligated with respect to the Guaranteed Obligations or any part thereof; provided, that if at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantors’ obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made and whether or not the Administrative Agent or the Lenders are in possession of this guaranty. The Administrative Agent and the Lenders shall have no obligation to disclose or discuss with any Guarantor their assessments of the financial condition of the Borrower.

(b) Subordination of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full in cash, each Guarantor (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which the Administrative Agent now has or may hereafter have against the Borrower, any other Guarantor, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other Person. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (a) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Guarantor may have to the indefeasible payment in full in cash of the Guaranteed Obligations and (b) waives any and all defenses available to a surety, guarantor or accommodation co obligor until the Guaranteed Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and shall not limit or otherwise affect any Guarantor’s liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Lenders and their successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section IV.

V. Guaranty Absolute. This guaranty is a guaranty of payment and not of collection, is a primary obligation of each Guarantor and not one of surety, and the validity and enforceability of this guaranty shall be absolute and unconditional irrespective of, and shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (c) any waiver of any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any Person with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto, including, without limitation, as a result of a Country Risk Event; (f) the application of payments received from any source to the payment of obligations other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this guaranty even though the Administrative Agent and the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this guaranty; (g) any change in the ownership of the Borrower or the insolvency, bankruptcy or any other change in the legal status of the Borrower; (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (i) the failure of the Company or any other Borrower to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this guaranty; (j) the existence of any claim, setoff or other rights which the Company may have at any time against the Borrower, or any other Person in connection herewith or an unrelated transaction; or (k) any other circumstances, whether or not similar to any of the foregoing, which could constitute a defense to a guarantor; all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (k) of this paragraph. It is agreed that each Guarantor’s liability hereunder is several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Obligations or any part thereof and that each Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by the Borrower of the Guaranteed Obligations in the manner agreed upon between the Borrower and the Administrative Agent and the Lenders.

VI. Acceleration. Each Guarantor agrees that, as between such Guarantor on the one hand, and the Lenders and the Administrative Agent, on the other hand, the obligations of each Borrower guaranteed under this Guaranty may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in Section 9.1 of the Term Loan Agreement for purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting such Borrower or otherwise) preventing such declaration as against such Borrower and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by such Borrower) shall forthwith become due and payable by each Guarantor for purposes of this Guaranty.

VII. Marshaling; Reinstatement. None of the Lenders nor the Administrative Agent nor any Person acting for or on behalf of the Lenders or the Administrative Agent shall have any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guaranteed Obligations. If any Guarantor or any other guarantor of all or any part of the Guaranteed Obligations makes a payment or payments to any Lender or the Administrative Agent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Guarantor or any other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, including, without limitation, each Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

VIII. Termination Date. This Guaranty is a continuing guaranty and shall remain in effect until the later of (a) the Facility Termination Date, and (b) the date on which all of the Guaranteed Obligations have been paid in full in cash, subject to the proviso in Section IV(a).

IX. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Article XV of the Term Loan Agreement with respect to the Administrative Agent at its notice address therein and with respect to any Guarantor at the address set forth below or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such Article XV.

Notice Address for Guarantors:

c/o Chicago Bridge & Iron Company

One CB&I Plaza

2103 Research Forest Drive

The Woodlands, TX 77380

Attn: Richard E. Goodrich, Executive Vice President & Chief Financial Officer

Fax: (            )

X. No Waivers. No failure or delay by the Administrative Agent or any holders of Guaranteed Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Term Loan Agreement, any Designated Hedging Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

XI. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the holders of Guaranteed Obligations and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of all of the Lenders, and any such assignment in violation of this Section XI shall be null and void; and in the event of an assignment of any amounts payable under the Term Loan Agreement, any Designated Hedging Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

XII. Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the Required Lenders under the Term Loan Agreement).

XIII. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

XIV. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

(A) EXCLUSIVE JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN

DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN ARTICLE XV OF THE TERM LOAN AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(e) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS GUARANTY AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION XIV, WITH ITS COUNSEL.

XV. Taxes, Expenses of Enforcement, etc.

A.	Taxes.

(1)	Any and all payments by any of the Guarantors hereunder (whether in respect of principal, interest, fees or otherwise) shall be subject to Section 2.14(e) of the Term Loan Agreement as if such payments were made by a Borrower, mutatis mutandis.

(2)	Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section XV(A) shall survive the payment in full of all Guaranteed Obligations and the termination of this Guaranty.

B.	Expenses of Enforcement, Etc. The Guarantors agree to reimburse the Administrative Agent and the holders of Obligations for any costs and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Administrative Agent and the holders of Obligations, which attorneys may be employees of the Administrative Agent or the holders of Obligations) paid or incurred by the Administrative Agent or any holders of Obligation in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty. The Administrative Agent agrees to distribute payments received from any of the Guarantors hereunder to the holders of Obligations on a pro rata basis for application in accordance with the terms of the respective Credit Agreements.

XVI. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from any Guarantor hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main office in New York City, New York on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of each Guarantor in respect of any sum due to the Administrative Agent, for itself and the other Lenders, hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in such other currency the Administrative Agent may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to the Administrative Agent, on behalf of itself or any Lender, in the specified currency, each Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent against such loss.

XVII. Setoff. Each Guarantor agrees to the terms of Article XIII of the Term Loan Agreement, which is incorporated herein by reference, as if it were an original party thereto.

XVIII. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the holders of Obligations or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any holder of Obligations or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such holder of Obligations or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such holder of Obligations or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

XIX. Severability. If any provision of this Guaranty or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

XX. Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any holder of Obligations or the Administrative Agent.

XXI. Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

XXII. Limitations for the Liechtenstein Guarantor

The amounts payable according to the terms of this Guaranty by a Guarantor incorporated under the laws of Liechtenstein (a “Liechtenstein Guarantor) are limited as follows:

If a payment in fulfillment of the Guaranteed Obligations would, at the time payment is due, not be permitted under Art. 545 (2) of the Liechtenstein Company Act (Personen- und Gesellschaftsrecht) or similar provisions prohibiting capital repayment or restricting profit distributions, then such Guaranteed Obligations and payment amounts are limited to the amount permitted to be paid in accordance with such provisions.

Such limited amount shall, however, at no time be less than the distributable net assets (verfügbarer Reingewinn) available for distribution to the shareholders of the respective Liechtenstein Guarantor in accordance with Art. 545 (2) of the Liechtenstein Company Act (Personen- und Gesellschaftsrecht) and the provisions of its articles of association and by-laws (net of taxes, if applicable) at any time payment under or pursuant to this Guaranty is requested from the respective Liechtenstein Guarantor (from time to time each a “Minimum Guaranty Amount”).

The limitations set out herein (as may apply) shall not (generally or definitively) free the Liechtenstein Guarantor from payment obligations hereunder in excess thereof, but merely postpone the payment date therefore until such times as payment is again possible in accordance with the above mentioned limitations.

In order to allow the Lenders to obtain a maximum benefit under and of this Guaranty, the Liechtenstein Guarantor undertakes to promptly implement all such measures and/or to promptly procure the fulfillment of all prerequisites allowing it to make the (requested) payment(s) hereunder, including the following:

(a)	preparation of an audited interim balance sheet (geprüfter Zwischenabschluss) of the Liechtenstein Guarantor;

(b)	confirmation of the auditors of the relevant Liechtenstein Guarantor that the relevant Minimum Guaranty Amount represents (the maximum of) freely distributable profits (verfügbarer Reingewinn);

(c)	approval by a shareholder(s) meeting (Gründerrechtversammlung) of the Liechtenstein Guarantor of the (resulting) profit distribution in the amount of the Minimum Guarantee Amount; and

(d)	all such other measures necessary or useful to allow the Liechtenstein Guarantor to make the payments agreed hereunder with a minimum of limitation, including the conversion of unnecessary restricted reserves into distributable reserves.

For the avoidance of doubt, the limitations hereinbefore referred to shall not lead to an obligation of the Liechtenstein Guarantor to decrease its statutory capital (Anstaltskapital) or statutory reserves (statutarischer Reservefonds).

IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY a Delaware corporation

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I TYLER COMPANY

By
Name:
Title:

CB&I INC.

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

A&B BUILDERS, LTD.

By
Name:
Title:

ASIA PACIFIC SUPPLY COMPANY

By
Name:
Title:

CBI AMERICAS LTD.

By
Name:
Title:

CSA TRADING COMPANY, LTD.

By
Name:
Title:

CB&I WOODLANDS L.L.C.

By
Name:
Title:

CBI COMPANY LTD.

By
Name:
Title:

CENTRAL TRADING COMPANY, LTD.

By
Name:
Title:

CONSTRUCTORS INTERNATIONAL, L.L.C.

By
Name:
Title:

HBI HOLDINGS, L.L.C.

By
Name:
Title:

HOWE-BAKER INTERNATIONAL, L.L.C.

By
Name:
Title:

HOWE-BAKER ENGINEERS, LTD.

By
Name:
Title:

HOWE-BAKER HOLDINGS, L.L.C.

By
Name:
Title:

HOWE-BAKER MANAGEMENT, L.L.C.

By
Name:
Title:

HOWE-BAKER INTERNATIONAL MANAGEMENT L.L.C.

By
Name:
Title:

MATRIX ENGINEERING, LTD.

By
Name:
Title:

MATRIX MANAGEMENT SERVICES, L.L.C.

By
Name:
Title:

OCEANIC CONTRACTORS, INC.

By
Name:
Title:

CBI VENEZOLANA, S.A.

By
Name:
Title:

CBI MONTAJES DE CHILE LIMITADA

By
Name:
Title:

CBI CONSTRUCCIONES S.A.

By
Name:
Title:

CB&I (EUROPE) B.V.

By
Name:
Title:

CBI EASTERN ANSTALT

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CBI LUXEMBOURG S.a.r.L.

By
Name:
Title:

CMP HOLDINGS B.V.

By
Name:
Title:

Executed by CBI Constructors Pty Ltd ACN 000 612 411 in accordance with section 127 of the Corporations Act 2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

CBI ENGINEERING AND CONSTRUCTION CONSULTANT (SHANGHAI) CO. LTD.

By
Name:
Title:

CBI (PHILIPPINES), INC.

By
Name:
Title:

CBI OVERSEAS, LLC

By
Name:
Title:

CBI CONSTRUCTORS (PNG) PTY. LIMITED

By
Name:
Title:

CBI CONSTRUCTORS LIMITED

By
Name:
Title:

CBI HOLDINGS (U.K.) LIMITED

By
Name:
Title:

CB&I UK LIMITED

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I LUMMUS CREST LTD.

By
Name:
Title:

CB&I MALTA LIMITED

By
Name:
Title:

LUTECH RESOURCES LIMITED

By
Name:
Title:

NETHERLANDS OPERATING COMPANY B.V.

By
Name:
Title:

CB&I NETHERLAND B.V.

By
Name:
Title:

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By
Name:
Title:

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By
Name:
Title:

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By
Name:
Title:

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By
Name:
Title:

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By
Name:
Title:

LEALAND FINANCE COMPANY B.V.

By
Name:
Title:

CB&I FINANCE COMPANY LIMITED

By
Name:
Title:

CB&I OIL & GAS EUROPE B.V.

By
Name:
Title:

CBI COLOMBIANA S.A.

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CHICAGO BRIGE & IRON COMPANY B.V.

By
Name:	Ronald A. Ballschmiede
Title:	Director

LUMMUS INTERNATIONAL CORPORATION

By
Name:
Title:

HUA LU ENGINEERING CO., LTD.

By
Name:
Title:

LUMMUS CATALYST COMPANY LTD.

By
Name:
Title:

LUMMUS OVERSEAS CORPORATION

By
Name:
Title:

CATALYTIC DISTILLATION TECHNOLOGIES

By
Name:
Title:

LUMMUS TECHNOLOGY, INC.

By
Name:
Title:

CBI SERVICES, INC.

By
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By
Name:
Title:

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By
Name:
Title:

LUMMUS NOVOLEN TECHNOLOGY GMBH.

By
Name:
Title:

CB&I LUMMUS GMBH

By
Name:
Title:

CB&I LUMMUS S.R.O.

By
Name:
Title:

CBI PERUANA S.A.C.

By
Name:
Title:

HORTON CBI LIMITED

By
Name:
Title:

CB&I (NIGERIA) LIMITED

By
Name:
Title:

CB&I SINGAPORE PTE LTD.

By
Name:
Title:

ANNEX I

FORM OF SUPPLEMENT TO SUBSIDIARY GUARANTY

[                    ] [    ], 20[    ]

Bank of America, N.A., as Administrative Agent

[Address of Administrative Agent]

Attention: [                    ]

Ladies and Gentlemen:

Reference is hereby made to the Guaranty (the “Guaranty”) made as of the 21st day of December, 2012 by CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation, CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation and the undersigned Subsidiaries (the “Initial Guarantors” and along with any additional Subsidiaries which become parties to such Guaranty by executing a Supplement thereto in the form attached as Annex I, the “Guarantors”) in favor of the Administrative Agent under the Term Loan Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] (the “New Guarantor”), agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof. [Notwithstanding any other provision herein or in the Guaranty to the contrary, the liability of the New Guarantor under the Guaranty shall not exceed [the amount that may be guaranteed under applicable Requirements of Law (including without limitation the Uniform Fraudulent Conveyance Act and the Uniform Fraudulent Transfer Act) multiplied by the percentage of Guarantor’s outstanding Capital Stock or interest in the profits owned, in each case, by the Company and its Subsidiaries.]16

IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Guaranty as of this             day of             ,         .

[NAME OF NEW GUARANTOR]

By:
Title:

[1][6]	To be included for Joint Ventures (See Section 7.2(k)(v) of Credit Agreement.)

Form of Subsidiary Guaranty

EXHIBIT I

FORM OF TERM LOAN NOTE

FOR VALUE RECEIVED, each of the undersigned (each, a “Borrower”), hereby promises to pay to             or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the aggregate principal amount of each Loan from time to time made by the Lender to the Borrower pursuant to that certain Term Loan Agreement, dated as of December 21, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the other Loan Parties party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount of the Term Loan from the date of such Term Loan, as the case may be, until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Term Loan Note is one of the promissory notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term Loan Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Defaults specified in the Agreement, all amounts then remaining unpaid on this Term Loan Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Loan Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Loan Note.

Form of Term Loan Note

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

Form of Term Loan Note

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Form of Term Loan Note

EXHIBIT J

[RESERVED]

SCHEDULE 1.1.1

PERMITTED EXISTING INDEBTEDNESS

Section (a) - Borrowed Money

Company	Party	Amount (in $000s)
Chicago Bridge & Iron Company	Term Loan	$40,000

Section (b) - Deferred Purchase Price		$—

Section (c) - Lien Obligations		$—

Section (d) - Notes		$—

Section (e) - Capitalized Leases		$719	[1]

Section (f) - Contingent Obligations		Refer to Schedule 1.1.4

Section (g) - Letters of Credit		Refer to Schedule 1.1.4

Section (h) - Off-Balance Sheet Liabilities

Sale and Leaseback of Plainfield Facility		$28,062

Section (i) - Disqualified Stock		$—

[1]	Related to Shaw Capital Leases

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

SCHEDULE 1.1.2

PERMITTED EXISTING INVESTMENTS

The Company has investments in the following list of entities:

Arabian CBI Ltd.

Arabian CBI Tank Manufacturing Company Limited

CBI (Malaysia)Sdn. Bhd.

Chicago Bridge & Iron Company (Egypt) LLC

Horton CBI, Limited

CBI (Philippines) Inc.

CBI (Thailand) Limited

Chicago Bridge & Iron Company LLC

Catalytic Distillation Tech (CDTECH)

CBI Clough JV Pte. Ltd

Chevron Lummus Global (CLG)

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

SCHEDULE 1.1.3

PERMITTED EXISTING LIENS

None.

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

SCHEDULE 1.1.4

PERMITTED EXISTING CONTINGENT OBLIGATIONS

See attached.

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

Schedule -Permitted Existing Contingent Obligations

Consolidated Letters of Credit & Bank Guarantees

as of September 30, 2012

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
9701	Abu Dhabi International Bank Inc.	Performance	7,295.2
9963	Abu Dhabi International Bank Inc.	Performance	1,003.8
10000	Abu Dhabi International Bank Inc.	Performance	52,680.4
10111	Abu Dhabi International Bank Inc.	Performance	464.5
SO6649/8200	Australian And New Zealand Banking Group Limited	Performance	9,319.5
SO6650/8200	Australian And New Zealand Banking Group Limited	Performance	13,554.4
SO6651/8200	Australian And New Zealand Banking Group Limited	Performance	13,979.3
SO6652/8200	Australian And New Zealand Banking Group Limited	Performance	9,036.3
SO6821/8200	Australian And New Zealand Banking Group Limited	Performance	765.8
SO6822/8200	Australian And New Zealand Banking Group Limited	Performance	1,148.8
SO6823/8200	Australian And New Zealand Banking Group Limited	Performance	497.8
SO6824/8200	Australian And New Zealand Banking Group Limited	Performance	746.6
SO8525/8200	Australian And New Zealand Banking Group Limited	Performance	365.7
SBLC2705795NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	7,180.1
SBLC2705801NY	Banco Bilbao Vizcaya Argentaria S.A.	Performance	17,225.0
3083786	Bank of America N.A.	Performance	42,244.3
3083788	Bank of America N.A.	Performance	18,644.2
3086807	Bank of America N.A.	Performance	1,768.5
3086808	Bank of America N.A.	Performance	3,568.4
3098867	Bank of America N.A.	Performance	2,487.5
3126057	Bank of America N.A.	Performance	39.0
3126058	Bank of America N.A.	Performance	290.0
BMTO299428OS	Bank of Montreal TFO	Performance	50,830.0
IGB1201413	BNP Paribas S.A.	Performance	671.3
IGB1201584	BNP Paribas S.A.	Performance	2,625.0
IGB1201586	BNP Paribas S.A.	Performance	1,165.0
IGB1202259	BNP Paribas S.A.	Performance	10.0
IGB1202471	BNP Paribas S.A.	Performance	291.0
IGB1202472	BNP Paribas S.A.	Performance	532.3
IGB1202474	BNP Paribas S.A.	Performance	519.2
IGB1203158	BNP Paribas S.A.	Performance	1,974.1
4104598	BNP Paribas USA	Performance	175.4
4105543	BNP Paribas USA	Performance	4,868.1
4105546	BNP Paribas USA	Performance	20,431.4
4112089	BNP Paribas USA	Performance	606.0
4115660	BNP Paribas USA	Performance	380.0
4116048	BNP Paribas USA	Performance	665.0
91902181	BNP Paribas USA	Performance	878.3
91903105	BNP Paribas USA	Performance	385.1
91909337	BNP Paribas USA	Performance	252.5
91910522	BNP Paribas USA	Performance	74,026.8
91912121	BNP Paribas USA	Performance	563.3
91913099	BNP Paribas USA	Performance	45.0
91916631	BNP Paribas USA	Performance	438.5
5870007964	Citibank N.A.	Performance	6.8

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
5870007966	Citibank N.A.	Performance	13.6
5870007967	Citibank N.A.	Performance	13.6
5870007969	Citibank N.A.	Performance	5.4
5870007970	Citibank N.A.	Performance	8.2
5870007971	Citibank N.A.	Performance	13.6
FRWAV70093380201	Commerzbank AG	Performance	7,720.3
FRWAV70093400201	Commerzbank AG	Performance	3,971.3
FRWAV70205850201	Commerzbank AG	Performance	3,540.0
FRWAV70242660201	Commerzbank AG	Performance	75.3
FRWAV70242670201	Commerzbank AG	Performance	606.0
S31445T	Compass Bank N.A.	Performance	6,868.2
19637008	Credit Agricole CIB	Performance	120,000.0
110437039	Credit Agricole CIB	Performance	119.3
119637024	Credit Agricole CIB	Performance	30,406.8
715837053	Credit Agricole CIB	Performance	98.4
715837055	Credit Agricole CIB	Performance	376.9
715837056	Credit Agricole CIB	Performance	524.7
504BGA0800716	Deutsche Bank AG	Performance	92.1
504BGA0800732	Deutsche Bank AG	Performance	3,875.8
504BGA0800734	Deutsche Bank AG	Performance	1,937.9
504BGA0801187	Deutsche Bank AG	Performance	7,288.4
504BGA1002725	Deutsche Bank AG	Performance	25.4
504BGA1103201	Deutsche Bank AG	Performance	959.7
504BGA1103290	Deutsche Bank AG	Performance	48.6
504BGA1103541	Deutsche Bank AG	Performance	242.6
504BGA1103683	Deutsche Bank AG	Performance	457.8
504BGA1103905	Deutsche Bank AG	Performance	462.9
504BGA1204563	Deutsche Bank AG	Performance	6,336.8
ENBDOG10006186	Emirates NBD Bank (PJSC)	Performance	2,725.4
ENBDOG10006190	Emirates NBD Bank (PJSC)	Performance	2,725.4
FNGPTH110073	HSBC Bank Australia Limited	Performance	210.1
FNGPTH116948	HSBC Bank Australia Limited	Performance	158.3
FNGPTH116952	HSBC Bank Australia Limited	Performance	44.1
FNGPTH116964	HSBC Bank Australia Limited	Performance	393.8
FNGPTH116965	HSBC Bank Australia Limited	Performance	393.8
FNGPTH116967	HSBC Bank Australia Limited	Performance	36.6
FNGPTH116969	HSBC Bank Australia Limited	Performance	448.9
FNGPTH116970	HSBC Bank Australia Limited	Performance	754.6
FNGPTH116972	HSBC Bank Australia Limited	Performance	472.5
FNGPTH116973	HSBC Bank Australia Limited	Performance	580.5
FNGPTH116974	HSBC Bank Australia Limited	Performance	754.6
FNGPTH121680	HSBC Bank Australia Limited	Performance	1,629.4
PEBPTH110077	HSBC Bank Australia Limited	Performance	142.1
PEBPTH116959	HSBC Bank Australia Limited	Performance	46.5
PEBPTH116962	HSBC Bank Australia Limited	Performance	27.1
PEBPTH116968	HSBC Bank Australia Limited	Performance	2,506.3
PEBPTH116975	HSBC Bank Australia Limited	Performance	67,457.0
PEBPTH121776	HSBC Bank Australia Limited	Performance	172.5

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
PEBPTH121878	HSBC Bank Australia Limited	Performance	190.5
PEBPTH122391	HSBC Bank Australia Limited	Performance	167.1
PEBPTH122392	HSBC Bank Australia Limited	Performance	167.1
PEBPTH122642	HSBC Bank Australia Limited	Performance	21.3
PEBPTH122644	HSBC Bank Australia Limited	Performance	21.3
PEBPTH122645	HSBC Bank Australia Limited	Performance	347.9
PEBPTH122646	HSBC Bank Australia Limited	Performance	347.9
REBPTH121346	HSBC Bank Australia Limited	Performance	138.4
REBPTH121893	HSBC Bank Australia Limited	Performance	5,189.0
APGDUB016757	HSBC Bank Middle East Limited	Performance	1,206.0
APGDUB768867	HSBC Bank Middle East Limited	Performance	165.0
APGDUB768896	HSBC Bank Middle East Limited	Performance	1,374.0
APGDUB782965	HSBC Bank Middle East Limited	Performance	824.8
FNGDUB768883	HSBC Bank Middle East Limited	Performance	141.4
FNGDUB768892	HSBC Bank Middle East Limited	Performance	2,200.0
FNGDUB768895-A	HSBC Bank Middle East Limited	Performance	100.0
PEBDEI783690	HSBC Bank Middle East Limited	Performance	125.0
PEBDUB768865	HSBC Bank Middle East Limited	Performance	911.5
PEBDUB768869	HSBC Bank Middle East Limited	Performance	212.5
PEBDUB768870	HSBC Bank Middle East Limited	Performance	39.3
PEBDUB768874	HSBC Bank Middle East Limited	Performance	2,469.2
PEBDUB768876	HSBC Bank Middle East Limited	Performance	1,670.3
PEBDUB768877	HSBC Bank Middle East Limited	Performance	1,967.8
PEBDUB768878	HSBC Bank Middle East Limited	Performance	88.1
PEBDUB768880	HSBC Bank Middle East Limited	Performance	82.5
PEBDUB768881	HSBC Bank Middle East Limited	Performance	1,700.0
PEBDUB768882	HSBC Bank Middle East Limited	Performance	459.7
PEBDUB768884	HSBC Bank Middle East Limited	Performance	15.0
PEBDUB768897	HSBC Bank Middle East Limited	Performance	1,374.0
PEBDUB782971	HSBC Bank Middle East Limited	Performance	824.8
PEBDUB910091	HSBC Bank Middle East Limited	Performance	2,680.0
TEBDUB015707	HSBC Bank Middle East Limited	Performance	12.8
DTNLEM501110	ING Bank N.V.	Performance	1,945.4
DTNLEM501111	ING Bank N.V.	Performance	1,620.0
DTNLES505938	ING Bank N.V.	Performance	1,800.0
DTNLES506187	ING Bank N.V.	Performance	900.0
DTNLFS600708	ING Bank N.V.	Performance	234.0
DTNLFS600718	ING Bank N.V.	Performance	716.0
DTNLFS600719	ING Bank N.V.	Performance	716.0
DTNLFS600720	ING Bank N.V.	Performance	284.0
DTNLFS600721	ING Bank N.V.	Performance	284.0
K624109	ING Bank N.V.	Performance	1,795.0
K624114	ING Bank N.V.	Performance	1,673.0
K624895	ING Bank N.V.	Performance	308.6
K625339	ING Bank N.V.	Performance	1,425.9
K628888	ING Bank N.V.	Performance	14,300.0
K628889	ING Bank N.V.	Performance	3,900.0
K630057	ING Bank N.V.	Performance	794.2

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
K644872	ING Bank N.V.	Performance	319.9
K645064	ING Bank N.V.	Performance	202.1
123236-793	Intesa Sanpaolo-New York	Performance	369.7
CPCS-338560	JPMorgan Chase Bank N.A.	Performance	9,804.2
CPCS-405086	JPMorgan Chase Bank N.A.	Performance	1,830.1
CPCS-405088	JPMorgan Chase Bank N.A.	Performance	1,095.0
CPCS-405089	JPMorgan Chase Bank N.A.	Performance	644.0
CPCS-406023	JPMorgan Chase Bank N.A.	Performance	320.3
CPCS-406366	JPMorgan Chase Bank N.A.	Performance	61.0
CPCS-422601	JPMorgan Chase Bank N.A.	Performance	1,570.4
CPCS-422602	JPMorgan Chase Bank N.A.	Performance	1,017.7
CPCS-422603	JPMorgan Chase Bank N.A.	Performance	119.1
CPCS-422604	JPMorgan Chase Bank N.A.	Performance	9,425.3
CPCS-422605	JPMorgan Chase Bank N.A.	Performance	1,609.9
CPCS-422609	JPMorgan Chase Bank N.A.	Performance	907.2
CPCS-423110	JPMorgan Chase Bank N.A.	Performance	1,311.3
CPCS-482039(A)	JPMorgan Chase Bank N.A.	Performance	14,049.0
CPCS-482803	JPMorgan Chase Bank N.A.	Performance	255.0
CPCS-482876	JPMorgan Chase Bank N.A.	Performance	104.0
CPCS-483056	JPMorgan Chase Bank N.A.	Performance	430.9
CPCS-483201	JPMorgan Chase Bank N.A.	Performance	155.0
CPCS-483590	JPMorgan Chase Bank N.A.	Performance	534.9
CPCS-483591	JPMorgan Chase Bank N.A.	Performance	2,167.9
CPCS-522874	JPMorgan Chase Bank N.A.	Performance	7,297.5
CPCS-523046	JPMorgan Chase Bank N.A.	Performance	30.0
CPCS-523543	JPMorgan Chase Bank N.A.	Performance	119.0
CPCS-524598	JPMorgan Chase Bank N.A.	Performance	91.0
CPCS-537709	JPMorgan Chase Bank N.A.	Performance	383.6
CPCS-537710	JPMorgan Chase Bank N.A.	Performance	757.5
032LGAP123150811	Mashreq Bank P.S.C.	Performance	10,950.0
032LGAP123151273	Mashreq Bank P.S.C.	Performance	1,866.6
032LGBB123151522	Mashreq Bank P.S.C.	Performance	136.2
032LGBB123151695	Mashreq Bank P.S.C.	Performance	25.0
032LGLB123154287	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123154353	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123154357	Mashreq Bank P.S.C.	Performance	13.9
032LGLB123154371	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123154372	Mashreq Bank P.S.C.	Performance	27.2
032LGLB123154444	Mashreq Bank P.S.C.	Performance	3.3
032LGLB123154483	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123154519	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123154573	Mashreq Bank P.S.C.	Performance	3.3
032LGLB123154587	Mashreq Bank P.S.C.	Performance	36.8
032LGLB123154776	Mashreq Bank P.S.C.	Performance	6.5
032LGLB123154791	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123154934	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123154940	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123154984	Mashreq Bank P.S.C.	Performance	81.7

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
032LGLB123155012	Mashreq Bank P.S.C.	Performance	13.6
032LGLB123155015	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123155069	Mashreq Bank P.S.C.	Performance	3.3
032LGLB123155080	Mashreq Bank P.S.C.	Performance	8.2
032LGLB123155091	Mashreq Bank P.S.C.	Performance	81.7
032LGLB123155164	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155165	Mashreq Bank P.S.C.	Performance	5.7
032LGLB123155195	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155251	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123155260	Mashreq Bank P.S.C.	Performance	22.1
032LGLB123155266	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123155327	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155376	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155488	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155518	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155532	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155559	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155615	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155633	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155646	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155661	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155678	Mashreq Bank P.S.C.	Performance	9.0
032LGLB123155806	Mashreq Bank P.S.C.	Performance	61.3
032LGLB123155835	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123155932	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155945	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155971	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123155984	Mashreq Bank P.S.C.	Performance	43.3
032LGLB123155986	Mashreq Bank P.S.C.	Performance	40.8
032LGLB123156096	Mashreq Bank P.S.C.	Performance	24.5
032LGLB123156114	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123156118	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156377	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123156690	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156713	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123156808	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156838	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156912	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156961	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123156979	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157056	Mashreq Bank P.S.C.	Performance	17.2
032LGLB123157121	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157177	Mashreq Bank P.S.C.	Performance	11.4
032LGLB123157220	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157252	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157293	Mashreq Bank P.S.C.	Performance	23.7
032LGLB123157301	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157313	Mashreq Bank P.S.C.	Performance	6.5

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
032LGLB123157325	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123157345	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157402	Mashreq Bank P.S.C.	Performance	4.1
032LGLB123157446	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123157447	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157456	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157465	Mashreq Bank P.S.C.	Performance	13.9
032LGLB123157510	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157603	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157624	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157686	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157722	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157736	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157737	Mashreq Bank P.S.C.	Performance	7.4
032LGLB123157742	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123157777	Mashreq Bank P.S.C.	Performance	12.3
032LGLB123157785	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157789	Mashreq Bank P.S.C.	Performance	2.5
032LGLB123157845	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157847	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123157902	Mashreq Bank P.S.C.	Performance	4.9
032LGLB123157968	Mashreq Bank P.S.C.	Performance	8.2
032LGLB123158002	Mashreq Bank P.S.C.	Performance	13.6
032LGLB123158014	Mashreq Bank P.S.C.	Performance	20.4
032LGLB123158151	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158196	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123158199	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158210	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158217	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158243	Mashreq Bank P.S.C.	Performance	0.8
032LGLB123158277	Mashreq Bank P.S.C.	Performance	6.5
032LGLB123158379	Mashreq Bank P.S.C.	Performance	1.6
032LGLB123158380	Mashreq Bank P.S.C.	Performance	25.3
032LGLB123158394	Mashreq Bank P.S.C.	Performance	0.8
032LGPB123154569	Mashreq Bank P.S.C.	Performance	2,315.3
032LGPB123155405	Mashreq Bank P.S.C.	Performance	8,151.4
032LGPB123155504	Mashreq Bank P.S.C.	Performance	3,436.8
032LGPB123155551	Mashreq Bank P.S.C.	Performance	4,100.0
032LGPB123155632	Mashreq Bank P.S.C.	Performance	6,230.9
032LGTL123150205	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150221	Mashreq Bank P.S.C.	Performance	13.6
032LGTL123150238	Mashreq Bank P.S.C.	Performance	13.6
10847 AA 00022	N.V. Nationale Borg-Maatschappij	Performance	64.3
S730710	National Bank Of Kuwait S.A.K.	Performance	1,081.0
S730711	National Bank Of Kuwait S.A.K.	Performance	1,081.0
S730850	National Bank Of Kuwait S.A.K.	Performance	89.0
G976	Qatar National Bank SAQ	Performance	350.6
G977	Qatar National Bank SAQ	Performance	3,575.0

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
HOU/S/06623	Riyad Bank, Houston Agency	Performance	170.0
HOU/S/06679	Riyad Bank, Houston Agency	Performance	860.0
HOU/S/06757	Riyad Bank, Houston Agency	Performance	2,469.3
HOU/S/06759	Riyad Bank, Houston Agency	Performance	3,530.7
HOU/S/07015	Riyad Bank, Houston Agency	Performance	212.0
HOU/S/07042	Riyad Bank, Houston Agency	Performance	956.1
3000364474	SAMBA Financial Group	Performance	14.5
3000392389	SAMBA Financial Group	Performance	27.7
3000392391	SAMBA Financial Group	Performance	1,409.4
3000392409	SAMBA Financial Group	Performance	770.2
3000392410	SAMBA Financial Group	Performance	1,542.7
3000392411	SAMBA Financial Group	Performance	1,542.7
3000392592	SAMBA Financial Group	Performance	1,409.4
3000393358	SAMBA Financial Group	Performance	1,746.9
3000393366	SAMBA Financial Group	Performance	873.4
3000394009	SAMBA Financial Group	Performance	2,398.5
3000394032	SAMBA Financial Group	Performance	2,665.0
3000394383	SAMBA Financial Group	Performance	166.4
3000394387	SAMBA Financial Group	Performance	230.4
3000394388	SAMBA Financial Group	Performance	568.1
3000394408	SAMBA Financial Group	Performance	2,931.5
3000395049	SAMBA Financial Group	Performance	381.6
3000395070	SAMBA Financial Group	Performance	316.0
3000395308	SAMBA Financial Group	Performance	322.0
3000395311	SAMBA Financial Group	Performance	763.2
3000395413	SAMBA Financial Group	Performance	1,000.0
3000395444	SAMBA Financial Group	Performance	500.0
3000395718	SAMBA Financial Group	Performance	385.1
3000395902	SAMBA Financial Group	Performance	1,430.0
3000395903	SAMBA Financial Group	Performance	368.5
3000395904	SAMBA Financial Group	Performance	168.2
3000395905	SAMBA Financial Group	Performance	15.0
3000395910	SAMBA Financial Group	Performance	123.3
3000395928	SAMBA Financial Group	Performance	168.2
3000395929	SAMBA Financial Group	Performance	123.3
3000395931	SAMBA Financial Group	Performance	1,430.0
3000395932	SAMBA Financial Group	Performance	368.5
3000395933	SAMBA Financial Group	Performance	15.0
3000395950	SAMBA Financial Group	Performance	420.0
3000396387	SAMBA Financial Group	Performance	2,408.8
3000396510	SAMBA Financial Group	Performance	632.1
3000396511	SAMBA Financial Group	Performance	632.1
3000396576	SAMBA Financial Group	Performance	746.5
3000396577	SAMBA Financial Group	Performance	1,119.8
3000396638	SAMBA Financial Group	Performance	746.5
3000396659	SAMBA Financial Group	Performance	435.1
3000396674	SAMBA Financial Group	Performance	1,119.8
3000396687	SAMBA Financial Group	Performance	435.1

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
3000397021	SAMBA Financial Group	Performance	738.4
3000397121	SAMBA Financial Group	Performance	417.0
3000392412(A)	SAMBA Financial Group	Performance	770.2
3000394875-A	SAMBA Financial Group	Performance	3,198.0
55575635678	Skandinaviska Enskilda Banken	Performance	242.5
55575635686	Skandinaviska Enskilda Banken	Performance	275.0
55575638820	Skandinaviska Enskilda Banken	Performance	1,342.0
55575640086	Skandinaviska Enskilda Banken	Performance	1,003.8
123010042706	Standard Chartered Bank	Performance	4,200.0
123020068580	Standard Chartered Bank	Performance	27.2
123020068624	Standard Chartered Bank	Performance	3,425.0
123020068651	Standard Chartered Bank	Performance	4,330.0
123020068713	Standard Chartered Bank	Performance	3,076.5
123020068731	Standard Chartered Bank	Performance	7,183.4
123020222379	Standard Chartered Bank	Performance	500.0
777020021987-L	Standard Chartered Bank	Performance	3.3
777020021996-L	Standard Chartered Bank	Performance	98.5
777020022076-L	Standard Chartered Bank	Performance	465.3
777020022085-L	Standard Chartered Bank	Performance	1,281.2
777020022101-L	Standard Chartered Bank	Performance	776.0
777020022138-L	Standard Chartered Bank	Performance	401.3
777020022539-L	Standard Chartered Bank	Performance	388.0
777020022557-L	Standard Chartered Bank	Performance	266.0
777020028221-L	Standard Chartered Bank	Performance	1,854.2
777020029408-L	Standard Chartered Bank	Performance	560.0
777020030245-L	Standard Chartered Bank	Performance	1,104.3
777020030637-L	Standard Chartered Bank	Performance	385.0
777020031903-L	Standard Chartered Bank	Performance	624.0
777020032145-L	Standard Chartered Bank	Performance	148.4
777020032172-L	Standard Chartered Bank	Performance	45.0
777020032350-L	Standard Chartered Bank	Performance	1,054.0
777020033288-L	Standard Chartered Bank	Performance	200.0
777020033803-L	Standard Chartered Bank	Performance	952.2
777020033821-L	Standard Chartered Bank	Performance	952.2
777020034303-L	Standard Chartered Bank	Performance	858.4
777020035703-L	Standard Chartered Bank	Performance	500.0
777020036212-L	Standard Chartered Bank	Performance	1,413.5
777020036221-L	Standard Chartered Bank	Performance	2,050.0
777020036515-L	Standard Chartered Bank	Performance	1,800.0
777020036524-L	Standard Chartered Bank	Performance	1,089.0
779-02-0053968-I	Standard Chartered Bank	Performance	808.4
MEAE1AE07G501131	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE07G401854	The Royal Bank of Scotland N.V.	Performance	20.4
MEAE2AE07G501847	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501849	The Royal Bank of Scotland N.V.	Performance	13.6
MEAE2AE07G501851	The Royal Bank of Scotland N.V.	Performance	0.8
MEAE2AE7G501853	The Royal Bank of Scotland N.V.	Performance	6.5
NLNL1NL09G823902	The Royal Bank of Scotland N.V.	Performance	3,395.0

GUARANTEE NUMBER	ISSUING BANK	PURPOSE	AMOUNT IN USD (000’s)
NLNL1NL09G824086	The Royal Bank of Scotland N.V.	Performance	1,166.8
NLNL1NL09G824798	The Royal Bank of Scotland N.V.	Performance	578.7
NLNL1NL09G830181	The Royal Bank of Scotland N.V.	Performance	864.1
NLNL1NL09G830386	The Royal Bank of Scotland N.V.	Performance	311.2
NLNL1NL09G830687	The Royal Bank of Scotland N.V.	Performance	281.6
NLNL1NL11G835403	The Royal Bank of Scotland N.V.	Performance	2,058.9
T403114	The Royal Bank of Scotland N.V.	Performance	19,850.1
T407672	The Royal Bank of Scotland N.V.	Performance	0.0
T408232	The Royal Bank of Scotland N.V.	Performance	2,645.0
LCA2467NY	The Royal Bank of Scotland plc	Performance	4,784.1
SLCPPDX05105	U.S. Bank N.A.	Performance	70,000.0
NTS664720	Wells Fargo Bank N.A.	Performance	3,194.9
21197	Australian And New Zealand Banking Group Limited	Financial	15.8
29070196-A	Australian And New Zealand Banking Group Limited	Financial	2.2
FHGAV08077000200	Commerzbank AG	Financial	159.8
5637027	Credit Agricole CIB	Financial	2,943.3
8837025	Credit Agricole CIB	Financial	181.6
731337018	Credit Agricole CIB	Financial	2,174.1
FNGPTH116949	HSBC Bank Australia Limited	Financial	622.7
FNGPTH116956	HSBC Bank Australia Limited	Financial	359.7
FNGPTH120304	HSBC Bank Australia Limited	Financial	1,291.0
FNGPTH120736	HSBC Bank Australia Limited	Financial	101.6
FNGPTH122092	HSBC Bank Australia Limited	Financial	413.5
FNGDUB014908	HSBC Bank Middle East Limited	Financial	108.2
CPCS-246955	JPMorgan Chase Bank N.A.	Financial	7,200.0
CPCS-286175	JPMorgan Chase Bank N.A.	Financial	915.0
CPCS-482085	JPMorgan Chase Bank N.A.	Financial	10.2
CPCS-482852	JPMorgan Chase Bank N.A.	Financial	10.2
SLT321426	JPMorgan Chase Bank N.A.	Financial	2,000.0
SLT750105	JPMorgan Chase Bank N.A.	Financial	4,436.8
SLT751064	JPMorgan Chase Bank N.A.	Financial	691.0
032LGFN123150556	Mashreq Bank P.S.C.	Financial	163.4
032LGFN123150766	Mashreq Bank P.S.C.	Financial	54.5
032LGFN123150769	Mashreq Bank P.S.C.	Financial	171.5
032LGFN123150791	Mashreq Bank P.S.C.	Financial	43.6
032LGFN123150846	Mashreq Bank P.S.C.	Financial	8.2
032LGFN123150877	Mashreq Bank P.S.C.	Financial	136.2
032LGOT123151709	Mashreq Bank P.S.C.	Financial	27.5
032LGOT123151728	Mashreq Bank P.S.C.	Financial	61.8
3000368994	SAMBA Financial Group	Financial	18.7
M302406	Standard Bank of South Africa Limited	Financial	0.3
359020594301	Standard Chartered Bank (Thai) PCL	Financial	64.8
MEAE1AE07G501121	The Royal Bank of Scotland N.V.	Financial	13.6
IS0013477	Wells Fargo Bank N.A.	Financial	4,602.0
NTS661771	Wells Fargo Bank N.A.	Financial	12,610.8

LETTER OF CREDIT & BANK GUARANTEE UTILIZATION			1,050,641.4
Revolver Foreign Currency Adjustment			3,927.9

TOTAL UTILIZATION			1,054,569.3

Schedule 1.1.4-Permitted Existing Contingent Obligations

Consolidated Surety Bonds

as of September 30, 2012

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
0141140	Berkley Regional Insurance Company	Performance & Payment	309.9
0141215	Berkley Regional Insurance Company	Performance & Payment	197.7
0146223	Berkley Regional Insurance Company	Performance & Payment	279.6
0149380	Berkley Regional Insurance Company	Performance & Payment	220.4
0149383	Berkley Regional Insurance Company	Performance & Payment	199.0
0152468	Berkley Regional Insurance Company	Performance & Payment	126.9
0152496	Berkley Regional Insurance Company	Performance & Payment	40.2
0152528	Berkley Regional Insurance Company	Performance & Payment	41.4
0152560	Berkley Regional Insurance Company	Performance & Payment	60.0
0152564	Berkley Regional Insurance Company	Performance & Payment	8.2
0152565	Berkley Regional Insurance Company	Performance & Payment	120.2
0156428	Berkley Regional Insurance Company	Performance & Payment	105.3
0157487	Berkley Regional Insurance Company	Performance & Payment	148.8
0159737	Berkley Regional Insurance Company	Performance & Payment	1,126.1
0159741	Berkley Regional Insurance Company	Performance & Payment	399.4
0159744	Berkley Regional Insurance Company	Performance & Payment	245.2
0161864	Berkley Regional Insurance Company	Performance & Payment	1,294.6
0161880	Berkley Regional Insurance Company	Performance & Payment	231.3
0163960	Berkley Regional Insurance Company	Performance & Payment	3,072.8
0165941	Berkley Regional Insurance Company	Performance & Payment	1,567.5
0167355	Berkley Regional Insurance Company	Performance & Payment	2,657.7
0167361	Berkley Regional Insurance Company	Performance & Payment	63.8
0168276	Berkley Regional Insurance Company	Performance & Payment	3,359.4
0168768	Berkley Regional Insurance Company	Performance & Payment	4,708.7
1010311	C.A. Seguros La Occidental	Customs	62.4
1013767	C.A. Seguros La Occidental	Labor	275.2
1013775	C.A. Seguros La Occidental	Labor	179.4
1013776	C.A. Seguros La Occidental	Labor	179.4
1014851	C.A. Seguros La Occidental	Labor	92.3
1014851	C.A. Seguros La Occidental	Performance	573.3
1018458	C.A. Seguros La Occidental	Performance	2,180.0
1018473	C.A. Seguros La Occidental	Performance	1,348.9
1018475	C.A. Seguros La Occidental	Performance	1,348.9
DL004163	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	84.1
DL004165	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	297.7
DL004177	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	164.6
DL004179	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	19.5
DL004205	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	5.7
DL004213	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	68.2
DL004214	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	1.0
DL004314	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	6.5
EX000898	Compañía Aseguradora de Fianzas S.A.(Confianza)	Performance	77,800.0
81365442	Federal Insurance Company	Performance & Payment	603.0

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
81365469	Federal Insurance Company	Contractor’s Indemnity	98.7
81558756	Federal Insurance Company	Retention	264.0
81558787	Federal Insurance Company	Contractor’s Indemnity	299.3
81558803	Federal Insurance Company	Contractor’s Indemnity	128.1
81558805	Federal Insurance Company	Contractor’s Indemnity	88.6
82168409	Federal Insurance Company	Performance & Payment	62.9
82187968	Federal Insurance Company	Performance & Payment	90.8
82188013	Federal Insurance Company	Performance & Payment	1,106.1
82199440	Federal Insurance Company	Performance & Payment	413.2
82201936	Federal Insurance Company	Performance & Payment	224.2
82201945	Federal Insurance Company	Performance & Payment	12,790.5
82201946	Federal Insurance Company	Retention	1,550.0
82201951	Federal Insurance Company	Performance & Payment	743.8
82201953	Federal Insurance Company	Performance & Payment	1,025.3
82201960	Federal Insurance Company	Performance & Payment	1,811.7
82203531	Federal Insurance Company	Performance	227.3
82289296	Federal Insurance Company	Performance & Payment	2,097.5
82289305	Federal Insurance Company	Performance & Payment	4,311.4
82289311	Federal Insurance Company	Performance & Payment	1,017.1
82289312	Federal Insurance Company	Performance & Payment	857.8
82289313	Federal Insurance Company	Performance & Payment	1,534.0
82289318	Federal Insurance Company	Performance & Payment	1,043.9
82289324	Federal Insurance Company	Performance & Payment	2,371.5
82289325	Federal Insurance Company	Performance & Payment	894.3
380818	Liberty Seguros S.A.	Civil Liability	1,528.9
1922969	Liberty Seguros S.A.	Performance	3,435.9
1939630	Liberty Seguros S.A.	Performance	3,057.8
2057208	Liberty Seguros S.A.	Performance	400.0
617500186	Mapfre La Seguridad C.A. de Seguros	Labor	69.8
617501086	Mapfre La Seguridad C.A. de Seguros	Performance	963.9
817500176	Mapfre La Seguridad C.A. de Seguros	Labor	317.6
817500191	Mapfre La Seguridad C.A. de Seguros	Donwpayment	635.2
817501048	Mapfre La Seguridad C.A. de Seguros	Performance	317.6
CMS215358	RLI Insurance Company	License & Permit	10.0
CMS215363	RLI Insurance Company	License & Permit	102.0
CMS215364	RLI Insurance Company	Workers Compensation	220.0
CMS215365	RLI Insurance Company	License & Permit	69.1
CMS215368	RLI Insurance Company	License & Permit	40.0
CMS215369	RLI Insurance Company	License & Permit	5.0
CMS226301	RLI Insurance Company	Wage & Welfare	200.0
CMS226306	RLI Insurance Company	Wage & Welfare	12.0
CMS226322	RLI Insurance Company	Contractor’s Indemnity	428.3
CMS226327	RLI Insurance Company	Contractor’s Indemnity	599.7
CMS226329	RLI Insurance Company	Lien Bond	393.2
CMS226331	RLI Insurance Company	License & Permit	102.2
CMS242750	RLI Insurance Company	License & Permit	75.0
CMS242761	RLI Insurance Company	License & Permit	75.0

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
CMS242762	RLI Insurance Company	License & Permit	147.6
CMS242763	RLI Insurance Company	License & Permit	257.9
CMS242781	RLI Insurance Company	License & Permit	75.0
CMS242799	RLI Insurance Company	License & Permit	163.1
CMS246651	RLI Insurance Company	License & Permit	61.6
CMS246652	RLI Insurance Company	Retention	140.9
CMS246653	RLI Insurance Company	License & Permit	5.0
CMS246656	RLI Insurance Company	License & Permit	25.0
CMS246658	RLI Insurance Company	License & Permit	25.0
CMS246669	RLI Insurance Company	License & Permit	25.0
CMS246670	RLI Insurance Company	Wage & Welfare	3,000.0
TB6389	St. Paul Fire And Marine Insurance Company (SFM)	Court	261.7
9541	Venezolano de Crédito	Customs	231.9
120221005	Westchester Fire Insurance Company	Customs	200.0
K07443821	Westchester Fire Insurance Company	License & Permit	47.0
K07443936	Westchester Fire Insurance Company	License & Permit	20.0
K07443948	Westchester Fire Insurance Company	License & Permit	10.0
K07443985	Westchester Fire Insurance Company	License & Permit	2.0
K0744414A	Westchester Fire Insurance Company	License & Permit	5.0
K07444394	Westchester Fire Insurance Company	License & Permit	50.0
K07444400	Westchester Fire Insurance Company	License & Permit	5.0
K07444448	Westchester Fire Insurance Company	License & Permit	2,000.0
K07444515	Westchester Fire Insurance Company	License & Permit	76.1
K07444540	Westchester Fire Insurance Company	License & Permit	3.0
K07444709	Westchester Fire Insurance Company	License & Permit	2.8
K07444965	Westchester Fire Insurance Company	Contractor’s Indemnity	64.1
K07444977	Westchester Fire Insurance Company	License & Permit	5.0
K07445052	Westchester Fire Insurance Company	Misc Indemnity	30.0
K07785926	Westchester Fire Insurance Company	License & Permit	5.0
K0778594A	Westchester Fire Insurance Company	License & Permit	10.0
K07785963	Westchester Fire Insurance Company	License & Permit	1,440.0
K07786104	Westchester Fire Insurance Company	Court	50.0
K07786141	Westchester Fire Insurance Company	Retention	183.2
K07786153	Westchester Fire Insurance Company	Retention	80.7
K07786189	Westchester Fire Insurance Company	License & Permit	90.0
K08030893	Westchester Fire Insurance Company	License & Permit	10.0
K08031149	Westchester Fire Insurance Company	License & Permit	10.0
K08031216	Westchester Fire Insurance Company	License & Permit	117.0
K08031551	Westchester Fire Insurance Company	License & Permit	90.5
K08232702	Westchester Fire Insurance Company	Contractor’s Indemnity	231.5
K0831021A	Westchester Fire Insurance Company	License & Permit	25.0
K08407575	Westchester Fire Insurance Company	License & Permit	10.0
K08407769	Westchester Fire Insurance Company	Court	13.9
K08408191	Westchester Fire Insurance Company	Performance & Payment	148.7
K08476792	Westchester Fire Insurance Company	License & Permit	5.0
K08477000	Westchester Fire Insurance Company	Performance & Payment	371.2
K08477292	Westchester Fire Insurance Company	Performance & Payment	124.7

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
K08477309	Westchester Fire Insurance Company	License & Permit	413.9
K0847753A	Westchester Fire Insurance Company	Performance & Payment	348.7
K08533581	Westchester Fire Insurance Company	Performance & Payment	431.8
K08533684	Westchester Fire Insurance Company	Performance & Payment	96.3
K08533854	Westchester Fire Insurance Company	Performance & Payment	420.9
K08533908	Westchester Fire Insurance Company	Performance & Payment	958.1
K08533982	Westchester Fire Insurance Company	Performance & Payment	107.5
K08597613	Westchester Fire Insurance Company	Performance & Payment	2,730.6
K08597674	Westchester Fire Insurance Company	Performance & Payment	80.9
K08597893	Westchester Fire Insurance Company	Performance & Payment	316.5
K08598137	Westchester Fire Insurance Company	Performance & Payment	433.6
K08648736	Westchester Fire Insurance Company	Performance & Payment	1,690.5
K08648785	Westchester Fire Insurance Company	Performance & Payment	1,043.6
K08648815	Westchester Fire Insurance Company	License & Permit	25.0
K08648827	Westchester Fire Insurance Company	Performance & Payment	6,458.7
K08648852	Westchester Fire Insurance Company	License & Permit	25.0
K08768158	Westchester Fire Insurance Company	Performance	2,593.4
K08768262	Westchester Fire Insurance Company	Performance & Payment	700.6
K08768365	Westchester Fire Insurance Company	License & Permit	100.0
K08768481	Westchester Fire Insurance Company	License & Permit	12.5
M413771	Westchester Fire Insurance Company	Customs	5.1
MNR216832	Westchester Fire Insurance Company	Performance	170.7
15920529	Western Surety Company	Notary Public	10.0
15929133	Western Surety Company	Notary Public	10.0
15943983	Western Surety Company	Notary Public	10.0
15980507	Western Surety Company	Notary Public	10.0
58618533	Western Surety Company	License & Permit	10.0
58618535	Western Surety Company	License & Permit	50.0
58618536	Western Surety Company	License & Permit	5.0
58618537	Western Surety Company	License & Permit	5.0
58618538	Western Surety Company	License & Permit	50.0
58618541	Western Surety Company	License & Permit	12.5
58618542	Western Surety Company	License & Permit	50.0
58618586	Western Surety Company	License & Permit	5.0
58618595	Western Surety Company	License & Permit	40.0
58618596	Western Surety Company	License & Permit	12.0
58618603	Western Surety Company	Wage & Welfare	25.0
58627861	Western Surety Company	Wage & Welfare	50.0
58627862	Western Surety Company	Wage & Welfare	25.0
58627863	Western Surety Company	Wage & Welfare	25.0
58627864	Western Surety Company	License & Permit	0.1
58627865	Western Surety Company	Wage & Welfare	100.0
58627877	Western Surety Company	License & Permit	12.5
58627879	Western Surety Company	License & Permit	12.0
58633468	Western Surety Company	License & Permit	10.0
58633470	Western Surety Company	License & Permit	12.5
58633472	Western Surety Company	License & Permit	12.0

BOND NUMBER	ISSUING SURETY	PURPOSE	AMOUNT IN USD (000’s)
58633474	Western Surety Company	License & Permit	12.5
58633475	Western Surety Company	License & Permit	12.5
58633476	Western Surety Company	License & Permit	12.0
58633479	Western Surety Company	Wage & Welfare	16.0
58633482	Western Surety Company	License & Permit	10.0
58633483	Western Surety Company	License & Permit	6.0
58637902	Western Surety Company	License & Permit	12.5
58660876	Western Surety Company	Performance & Payment	1,346.2
58660877	Western Surety Company	Performance & Payment	1,306.8
58660886	Western Surety Company	Performance & Payment	34.4
58663562	Western Surety Company	Performance & Payment	62.4
58665765	Western Surety Company	Performance & Payment	1,742.0
58665778	Western Surety Company	Maintenance	55.6
58669592	Western Surety Company	Notary Public	15.0
58669597	Western Surety Company	Performance & Payment	30.0
58669605	Western Surety Company	Performance & Payment	79.1
58675164	Western Surety Company	Performance & Payment	505.2
58675165	Western Surety Company	Performance & Payment	42.3
58675171	Western Surety Company	Notary Public	5.0
58675183	Western Surety Company	Performance & Payment	116.9
58686360	Western Surety Company	Performance & Payment	127.6
58686362	Western Surety Company	Performance & Payment	686.4
58686376	Western Surety Company	License & Permit	12.5
58691315	Western Surety Company	Performance & Payment	1,859.1
58691338	Western Surety Company	Notary Public	5.0
58696767	Western Surety Company	Notary Public	5.0
70993376N	Western Surety Company	Notary Public	10.0
71029418N	Western Surety Company	Notary Public	10.0
71029421N	Western Surety Company	Notary Public	10.0
71064090N	Western Surety Company	Notary Public	10.0
71128040N	Western Surety Company	Notary Public	10.0

SURETY BOND UTILIZATION			191,834.9

SCHEDULE 1.1.5

INITIAL MATERIAL SUBSIDIARIES AND MATERIAL SUBSIDIARIES

Initial Material Subsidiary

CB&I Inc.	Texas
Horton CBI, Limited	Canada
Chicago Bridge & Iron Company (Delaware)	Delaware
CBI Eastern Anstalt	Liechtenstein
CB&I UK Limited	United Kingdom
CBI Constructors Pty, Ltd.	Australia
CBI Colombiana S.A.	Columbia

Material Subsidiaries:

Chicago Bridge & Iron Company	Delaware
CB&I Inc.	Texas
CBI Services, Inc.	Delaware
Chicago Bridge & Iron Company (Delaware)	Delaware
Chicago Bridge & Iron Company B.V.	Netherlands
CBI Americas Ltd.	Delaware
CB&I Woodlands L.L.C.	Delaware
Chicago Bridge & Iron Company	Illinois
Asia Pacific Supply Co.	Delaware
CBI Company Ltd.	Delaware
Central Trading Company Ltd.	Delaware
CSA Trading Company, Ltd.	Delaware
Lummus Technology Inc.	Delaware
CBI Overseas, LLC	Delaware
A&B Builders, Ltd.	Illinois
Constructors International, L.L.C.	Delaware
HBI Holdings, L.L.C.	Delaware
Howe-Baker International, L.L.C.	Delaware
Howe-Baker Engineers, Ltd.	Texas
Howe-Baker Holdings, L.L.C.	Delaware
Howe-Baker Management, L.L.C.	Delaware
Howe-Baker International Management, L.L.C.	Delaware
Matrix Engineering, Ltd.	Texas
Matrix Management Services, L.L.C.	Delaware
Oceanic Contractors, Inc.	Illinois
CBI Venezolana, S.A.	Venezuela
CBI Montajes de Chile Limitada	Chile
CBI Construcciones S.A.	Argentina
Horton CBI, Limited	Canada
CB&I (Europe) B.V.	Netherlands
CBI Eastern Anstalt	Liechtenstein
CBI Luxembourg S.a.r.l.	Luxembourg
CMP Holdings B.V.	Netherlands
CBI Constructors Pty, Ltd.	Australia

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

CBI Engineering and Construction Consultant (Shanghai) Co. Ltd.	Shanghai
CBI (Philippines), Inc.	Philippines
CB&I Nederland B.V.	Netherlands
CBI Constructors Limited	United Kingdom
CB&I Holdings (UK) Limited	United Kingdom
CB&I UK Limited	United Kingdom
Arabian Gulf Material Supply Company, Ltd.	Cayman Islands
CB&I (Nigeria) Limited	Nigeria
Pacific Rim Material Supply Company, Ltd.	Cayman Islands
Southern Tropic Material Supply Company, Ltd.	Cayman Islands
Lummus Technology Heat Transfer B.V.	Netherlands
Lealand Finance Company B.V.	Netherlands
CB&I Singapore PTE Ltd.	Singapore
CB&I Oil & Gas Europe B.V.	Netherlands
CBI Colombiana S.A.	Columbia
Chicago Bridge & Iron (Antilles) N.V.	Netherland Antilles
Woodlands International Insurance Company Limited	Ireland
Lummus Novolen Technology GmbH	Germany
CB&I Lummus GmbH	Germany
Lummus International Corporation	Delaware
Hua Lu Engineering Co., Ltd.	China
Lummus Catalyst Company Ltd.	Delaware
Lummus Overseas Corporation	Delaware
CB&I Lummus Crest Ltd.	United Kingdom
CB&I Malta Limited	Malta
Lutech Resources Limited	United Kingdom
Netherlands Operating Company B.V.	Netherlands
CB&I s.r.o.	Czech Republic
CBI Peruana S.A.C.	Peru
CBI Hungary Holding Limited Liability Company	Hungary
CBI Constructors (PNG) Pty. Limited	Papa New Guinea
Catalytic Distillation Technologies	Texas
CB&I Tyler Company	Delaware
CB&I Finance Company Limited	Ireland

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

SCHEDULE 3.1

[RESERVED]

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

SCHEDULE 6.7

LITIGATION

We have been and may from time to time be named as a defendant in legal actions claiming damages in connection with engineering and construction projects, technology licenses and other matters. These are typically claims that arise in the normal course of business, including employment-related claims and contractual disputes or claims for personal injury or property damage which occur in connection with services performed relating to project or construction sites. Contractual disputes normally involve claims relating to the timely completion of projects, performance of equipment or technologies, design or other engineering services or project construction services provided by us. We do not believe that any of our pending contractual, employment-related personal injury or property damage claims and disputes will have a material adverse effect on our future results of operations, financial position or cash flow.

Asbestos Litigation—We are a defendant in lawsuits wherein plaintiffs allege exposure to asbestos due to work we may have performed at various locations. We have never been a manufacturer, distributor or supplier of asbestos products. Over the past several decades and through September 30, 2012, we have been named a defendant in lawsuits alleging exposure to asbestos involving approximately 5,200 plaintiffs and, of those claims, approximately 1,300 claims were pending and 3,900 have been closed through dismissals or settlements. Over the past several decades and through September 30, 2012, the claims alleging exposure to asbestos that have been resolved have been dismissed or settled for an average settlement amount of approximately one thousand dollars per claim. We review each case on its own merits and make accruals based upon the probability of loss and our estimates of the amount of liability and related expenses, if any. We do not believe that any unresolved asserted claims will have a material adverse effect on our future results of operations, financial position or cash flow, and, at September 30, 2012, we had approximately $1,600 accrued for liability and related expenses. With respect to unasserted asbestos claims, we cannot identify a population of potential claimants with sufficient certainty to determine the probability of a loss and to make a reasonable estimate of liability, if any. While we continue to pursue recovery for recognized and unrecognized contingent losses through insurance, indemnification arrangements or other sources, we are unable to quantify the amount, if any, that we may expect to recover because of the variability in coverage amounts, limitations and deductibles, or the viability of carriers, with respect to our insurance policies for the years in question.

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

SCHEDULE 6.8

SUBSIDIARIES

See attached.

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

Dec 2012 - Subsidiaries and Ownership

User Name:	Cindy McMinn
Report Run Date And Time:	12-10-2012 11:22:39 AM CST
Entity Name Or Entity Favorite Name:	All Active Foreign and Domestic
Template Name:	2010 - Subsidiaries and Ownership

850 PINE STREET INC.

Delaware

Entity Vitals

Entity Name	850 PINE STREET INC.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	04-20-2006
Federal Tax ID	20-4730297
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for 850 PINE STREET INC.

A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)

Texas

Entity Vitals

Entity Name	A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Limited Partnership
Formation Date	05-06-1985
Federal Tax ID	76-0151187
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	99.000000	99.000000	—	Direct
Matrix Management Services, L.L.C.	Percentage Ownership Interest	1.000000	1.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for A & B Builders, Ltd (MANAGED BY MATRIX MANAGEMENT SERVICES, L.L.C.)

Arabian CBI Ltd.

Saudi Arabia

Entity Vitals

Entity Name	Arabian CBI Ltd.
Domestic Jurisdiction	Saudi Arabia
Country	Saudi Arabia
Entity Type	Other
Formation Date	07-24-1976
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	400.0000
# Shares Issued	400.0000
# Outstanding	400.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Alfadl, Abdullah Ibrahim A.	Common Shares	30.000000	7.500000	—	Direct
Alfadl, Saleh Abdullah	Common Shares	70.000000	17.500000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	300.000000	75.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Arabian CBI Ltd.

Arabian CBI Tank Manufacturing Company Ltd.

Saudi Arabia

Entity Vitals

Entity Name	Arabian CBI Tank Manufacturing Company Ltd.
Domestic Jurisdiction	Saudi Arabia
Country	Saudi Arabia
Entity Type	Other
Formation Date	12-15-1985
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	400.0000
# Shares Issued	400.0000
# Outstanding	400.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	300.000000	75.000000	—	Direct
Commercial & Industrial Services Co. Ltd.	Common Shares	100.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Arabian CBI Tank Manufacturing Company Ltd.

Arabian Gulf Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Arabian Gulf Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	Cayman Islands
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Arabian Gulf Material Supply Company, Ltd.

Asia Pacific Supply Co.

Delaware

Entity Vitals

Entity Name	Asia Pacific Supply Co.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	03-11-1985
Federal Tax ID	36-3368217
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Asia Pacific Supply Co.

Atlantis Contractors Inc.

Delaware

Entity Vitals

Entity Name	Atlantis Contractors Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	12-12-1972
Federal Tax ID	36-2761226
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Atlantis Contractors Inc.

Cape Steel Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Cape Steel Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Cape Steel Material Supply Company, Ltd.

Catalytic Distillation Technologies

Texas

Entity Vitals

Entity Name	Catalytic Distillation Technologies
Domestic Jurisdiction	Texas
Country	United States
Entity Type	General Partnership
Formation Date	01-01-1111
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Catalytic Distillation Technologies

CB&I (Nigeria) Limited

Nigeria

Entity Vitals

Entity Name	CB&I (Nigeria) Limited
Domestic Jurisdiction	Nigeria
Country	Nigeria
Entity Type	Other
Formation Date	07-23-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	5,000,000.0000
# Outstanding	5,000,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Europe B. V.	Common Shares	1.000000	0.000020	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	4,999,999.000000	99.999980	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I (Nigeria) Limited

CB&I Cairo, L.L.C.

Egypt

Entity Vitals

Entity Name	CB&I Cairo, L.L.C.
Domestic Jurisdiction	Egypt
Country	Egypt
Entity Type	Other
Formation Date	02-21-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	144,050.0000
# Shares Issued	144,050.0000
# Outstanding	144,050.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Nederland B.V.	Common Shares	14,405.000000	10.000000	—	Direct
CB&I Oil & Gas Europe B.V.	Common Shares	129,645.000000	90.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Cairo, L.L.C.

CB&I Canada Ltd.

British Columbia

Entity Vitals

Entity Name	CB&I Canada Ltd.
Domestic Jurisdiction	British Columbia
Country	Canada
Entity Type	Corporation
Formation Date	04-19-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	Unlimited
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I Canada Ltd.

CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.

Shanghai

Entity Vitals

Entity Name	CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.
Domestic Jurisdiction	Shanghai
Country	China
Entity Type	Other
Formation Date	01-01-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capital Contributions
Type	Common
# Shares Authorized	140,000.0000
# Shares Issued	140,000.0000
# Outstanding	140,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Europe B. V.	Capital Contributions	140,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Engineering and Construction Consultant (Shanghai) Co. Ltd.

CB&I Europe B. V.

The Netherlands

Entity Vitals

Entity Name	CB&I Europe B. V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	08-04-1998
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	40.0000
# Outstanding	40.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CMP Holdings B.V.	Common Shares	40.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Europe B. V.

CB&I Finance Company Limited

Dublin

Entity Vitals

Entity Name	CB&I Finance Company Limited
Domestic Jurisdiction	Dublin
Country	Ireland
Entity Type	Other
Formation Date	07-10-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Finance Company Limited

CB&I Holdings (U.K.) Limited

United Kingdom

Entity Vitals

Entity Name	CB&I Holdings (U.K.) Limited
Domestic Jurisdiction	United Kingdom
Country	England
Entity Type	Other
Formation Date	05-23-1991
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,001,000.0000
# Shares Issued	1,000,001.0000
# Outstanding	1,000,001.0000

Security Name	Ordinary
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	297,674,741.0000
# Outstanding	297,674,741.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,000,001.000000	100.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary	180,600,000.000000	60.670247	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Holdings (U.K.) Limited

CB&I HOLDINGS B.V.

Amsterdam

Entity Vitals

Entity Name	CB&I HOLDINGS B.V.
Domestic Jurisdiction	Amsterdam
Country	Netherlands
Entity Type	Other
Formation Date	03-21-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	9,000,000.0000
# Shares Issued	1,800,000.0000
# Outstanding	1,800,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company N.V.	Registered Shares	1,800,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOLDINGS B.V.

CB&I HOUSTON 06 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 06 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197110
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 06 LLC

CB&I HOUSTON 07 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 07 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197179
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 07 LLC

CB&I HOUSTON 08 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 08 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197221
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 08 LLC

CB&I HOUSTON 09 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 09 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197315
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 09 LLC

CB&I HOUSTON 10 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 10 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197370
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 10 LLC

CB&I HOUSTON 11 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 11 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197415
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 11 LLC

CB&I HOUSTON 12 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 12 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197452
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 12 LLC

CB&I HOUSTON 13 LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON 13 LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-30-2005
Federal Tax ID	20-3197532
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON 13 LLC

CB&I HOUSTON LLC

Delaware

Entity Vitals

Entity Name	CB&I HOUSTON LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-16-2005
Federal Tax ID	20-3197016
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I UK LIMITED	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I HOUSTON LLC

CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)

Hungary

Entity Vitals

Entity Name	CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)
Domestic Jurisdiction	Hungary
Country	Hungary
Entity Type	Other
Formation Date	08-27-2001
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Registered Capital
Type	Common
# Shares Authorized	15,000.0000
# Shares Issued	15,000.0000
# Outstanding	15,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Registered Capital	14,500.000000	96.666667	—	Direct
Chicago Bridge & Iron Company B.V.	Registered Capital	500.000000	3.333333	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Hungary Holding Limited Liabiltiy Company (CBI Hungary Kft.)

CB&I Inc.

Texas

Entity Vitals

Entity Name	CB&I Inc.
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Corporation
Formation Date	08-31-1979
Federal Tax ID	36-3046868
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	125,000.0000
# Shares Issued	0.0000
# Outstanding	0.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Inc.

CB&I India Private Limited

India

Entity Vitals

Entity Name	CB&I India Private Limited
Domestic Jurisdiction	India
Country	India
Entity Type	Private Limited Company
Formation Date	04-01-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	March 31

Capital Structure - Non-Derivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	50,000,000.0000
# Shares Issued	21,359,858.0000
# Outstanding	21,359,858.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Registered Shares	21,139,708.000000	98.969328	—	Direct
Chicago Bridge & Iron Company B.V.	Registered Shares	220,150.000000	1.030672	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I India Private Limited

CB&I LGOC/Techint Compania

England

Entity Vitals

Entity Name	CB&I LGOC/Techint Compania
Domestic Jurisdiction	England
Country	Trinidad And Tobago
Entity Type	Joint Venture - Foreign
Formation Date	03-11-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I LGOC/Techint Compania

CB&I London

London

Entity Vitals

Entity Name	CB&I London
Domestic Jurisdiction	London
Country	England
Entity Type	Other
Formation Date	03-05-2004
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Membership Units
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Paddington Limited	Membership Units	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I London

CB&I Lummus Crest Ltd.

England

Entity Vitals

Entity Name	CB&I Lummus Crest Ltd.
Domestic Jurisdiction	England
Country	England
Entity Type	Other
Formation Date	07-09-1992
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Nederland B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus Crest Ltd.

CB&I Lummus Deutschland GmbH

GERMANY

Entity Vitals

Entity Name	CB&I Lummus Deutschland GmbH
Domestic Jurisdiction	GERMANY
Country	Germany
Entity Type	Other
Formation Date	12-18-1992
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in Dollars
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	50,000.0000
# Outstanding	50,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Lummus GmbH	Capitalization in Dollars	50,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus Deutschland GmbH

CB&I Lummus Engineering & Technology China Co. Ltd.

China

Entity Vitals

Entity Name	CB&I Lummus Engineering & Technology China Co. Ltd.
Domestic Jurisdiction	China
Country	China
Entity Type	Other
Formation Date	02-06-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in Dollars
Type	Common
# Shares Authorized	0.0000
# Shares Issued	0.0000
# Outstanding	0.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus Engineering & Technology China Co. Ltd.

CB&I Lummus GmbH

GERMANY

Entity Vitals

Entity Name	CB&I Lummus GmbH
Domestic Jurisdiction	GERMANY
Country	Germany
Entity Type	Other
Formation Date	05-06-1965
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in DM
Type	Common
# Shares Authorized	2,600,000.0000
# Shares Issued	2,600,000.0000
# Outstanding	2,600,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Capitalization in DM	2,600,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus GmbH

CB&I Lummus Ltda.

Brazil

Entity Vitals

Entity Name	CB&I Lummus Ltda.
Domestic Jurisdiction	Brazil
Country	Brazil
Entity Type	Other
Formation Date	04-05-1974
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in Rs
Type	Common
# Shares Authorized	32,012,387.0000
# Shares Issued	32,012,387.0000
# Outstanding	32,012,387.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus International Corporation	Capitalization in Rs	2.000000	0.000006	—	Direct
Lummus Technology Inc.	Capitalization in Rs	32,012,385.000000	99.999994	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Lummus Ltda.

CB&I Malta Limited

Malta

Entity Vitals

Entity Name	CB&I Malta Limited
Domestic Jurisdiction	Malta
Country	Malta
Entity Type	Other
Formation Date	08-19-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Nederland B.V.	Common Shares	1.000000	0.001000	—	Direct
CB&I Oil & Gas Europe B.V.	Common Shares	99,999.000000	99.999000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Malta Limited

CB&I Mauritius

Mauritius

Entity Vitals

Entity Name	CB&I Mauritius
Domestic Jurisdiction	Mauritius
Country	Mauritius
Entity Type	Other
Formation Date	08-02-1994
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I Mauritius

CB&I Nederland B.V.

The Hague

Entity Vitals

Entity Name	CB&I Nederland B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	12-07-1984
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	272,270.0000
# Shares Issued	54,454.0000
# Outstanding	54,454.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	54,454.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Nederland B.V.

CB&I Oil & Gas Europe B.V.

The Hague

Entity Vitals

Entity Name	CB&I Oil & Gas Europe B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	11-26-1990
Federal Tax ID	802136278
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,115.0000
# Shares Issued	225.0000
# Outstanding	225.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	225.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Oil & Gas Europe B.V.

CB&I Paddington Limited

London

Entity Vitals

Entity Name	CB&I Paddington Limited
Domestic Jurisdiction	London
Country	England
Entity Type	Other
Formation Date	03-04-2004
Federal Tax ID	n/a
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000,000.0000
# Shares Issued	3,589,077.0000
# Outstanding	3,589,077.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Common Shares	3,589,077.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Paddington Limited

CB&I Rusland B.V.

The Netherlands

Entity Vitals

Entity Name	CB&I Rusland B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	09-26-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	18,000.0000
# Shares Issued	18,000.0000
# Outstanding	18,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	18,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Rusland B.V.

CB&I s.r.o.

Czech Republic

Entity Vitals

Entity Name	CB&I s.r.o.
Domestic Jurisdiction	Czech Republic
Country	Czech Republic
Entity Type	Other
Formation Date	10-24-1991
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	100,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I s.r.o.

CB&I Singapore Pte. Ltd.

Singapore

Entity Vitals

Entity Name	CB&I Singapore Pte. Ltd.
Domestic Jurisdiction	Singapore
Country	Singapore
Entity Type	Other
Formation Date	01-19-1984
Federal Tax ID	198400246W
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in SGD
Type	Common
# Shares Authorized	550,000.0000
# Shares Issued	527,802.0000
# Outstanding	527,802.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Capitalization in SGD	527,802.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Singapore Pte. Ltd.

CB&I Tyler Company

Delaware

Entity Vitals

Entity Name	CB&I Tyler Company
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	06-13-2000
Federal Tax ID	75-2905637
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	10.0000
# Outstanding	10.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I WOODLANDS LLC	Preferred Shares	10.000000	100.000000	—	Direct
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I Tyler Company

CB&I UK LIMITED

London

Entity Vitals

Entity Name	CB&I UK LIMITED
Domestic Jurisdiction	London
Country	United Kingdom
Entity Type	Other
Formation Date	05-14-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	207,200,000.0000
# Shares Issued	117,074,741.0000
# Outstanding	117,074,741.0000

Security Name	Ordinary
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	155,600,000.0000
# Outstanding	155,600,000.0000

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	80,000,000.0000
# Outstanding	80,000,000.0000

Security Name	Registered Shares
Type	Common
# Shares Authorized	400,200,000.0000
# Shares Issued	25,000,000.0000
# Outstanding	25,000,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	0.000001	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	117,074,740.000000	99.999999	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary	155,600,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I UK LIMITED

CB&I UK/Techint International Construction

England

Entity Vitals

Entity Name	CB&I UK/Techint International Construction
Domestic Jurisdiction	England
Country	Trinidad And Tobago
Entity Type	Joint Venture - Foreign
Formation Date	03-11-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CB&I UK/Techint International Construction

CB&I WOODLANDS LLC

Delaware

Entity Vitals

Entity Name	CB&I WOODLANDS LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	03-01-2004
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	January 3

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Tyler Company	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CB&I WOODLANDS LLC

CBI (Malaysia) Sdn. Bhd.

Malaysia

Entity Vitals

Entity Name	CBI (Malaysia) Sdn. Bhd.
Domestic Jurisdiction	Malaysia
Country	Malaysia
Entity Type	Other
Formation Date	12-03-1980
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	1,674,000.0000
# Outstanding	1,674,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Bin Ali, Datuk Abdullah	Common Shares	421,000.000000	25.149343	—	Direct
Bin Ali, Haji Sulaiman	Common Shares	140,000.000000	8.363202	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	1,065,000.000000	63.620072	—	Direct
Rais Nor, Abdul Mohammad	Common Shares	30,000.000000	1.792115	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI (Malaysia) Sdn. Bhd.

CBI (Philippines) Inc.

Philippines

Entity Vitals

Entity Name	CBI (Philippines) Inc.
Domestic Jurisdiction	Philippines
Country	Philippines
Entity Type	Other
Formation Date	03-23-1962
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000,000.0000
# Shares Issued	1,200,000.0000
# Outstanding	1,200,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Badong, Orlando B.	Common Shares	1.000000	0.000083	—	Direct
Bennett, Peter K.	Common Shares	1.000000	0.000083	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	1,199,993.000000	99.999417	—	Direct
Dizon, Rommel N.	Common Shares	1.000000	0.000083	—	Direct
Loft, Geoffrey Ronald	Common Shares	1.000000	0.000083	—	Direct
Santos, Leonila M.	Common Shares	1.000000	0.000083	—	Direct
Uy, Romulo J.	Common Shares	1.000000	0.000083	—	Direct
Willard, Douglas Arthur	Common Shares	1.000000	0.000083	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI (Philippines) Inc.

CBI (Thailand) Limited

Bangkok Metropolis, Thailand

Entity Vitals

Entity Name	CBI (Thailand) Limited
Domestic Jurisdiction	Bangkok Metropolis, Thailand
Country	Thailand
Entity Type	Other
Formation Date	07-30-1993
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBIT I, LLC	Common Shares	499,998.000000	49.999800	—	Direct
CBIT II, LLC	Common Shares	1.000000	0.000100	—	Direct
CBIT III, LLC	Common Shares	1.000000	0.000100	—	Direct
CBIT IV, LLC	Common Shares	1.000000	0.000100	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	499,998.000000	49.999800	—	Direct
Han, Pin-Chung	Common Shares	1.000000	0.000100	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI (Thailand) Limited

CBI Americas Ltd.

Delaware

Entity Vitals

Entity Name	CBI Americas Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	11-04-2004
Federal Tax ID	20-1973526
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	10,000.0000
# Outstanding	10,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	10,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Americas Ltd.

CBI Aruba N.V.

ARUBA

Entity Vitals

Entity Name	CBI Aruba N.V.
Domestic Jurisdiction	ARUBA
Country	Aruba
Entity Type	Other
Formation Date	08-04-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Aruba N.V.

CBI Bahamas Limited

Bahamas

Entity Vitals

Entity Name	CBI Bahamas Limited
Domestic Jurisdiction	Bahamas
Country	Bahamas
Entity Type	Other
Formation Date	04-05-2004
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	5,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Bahamas Limited

CBI Caribe, Ltd.

Delaware

Entity Vitals

Entity Name	CBI Caribe, Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	08-15-1969
Federal Tax ID	51-0109090
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	3,500.0000
# Shares Issued	3,500.0000
# Outstanding	3,500.0000

Capital Structure - Derivative

There are no entries in this list Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	2,128.000000	60.800000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Caribe, Ltd.

CBI Colombiana S.A.

Cartagena

Entity Vitals

Entity Name	CBI Colombiana S.A.
Domestic Jurisdiction	Cartagena
Country	Colombia
Entity Type	Other
Formation Date	10-25-2007
Federal Tax ID	900190385
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000,000.0000
# Shares Issued	169,986,701.0000
# Outstanding	169,986,701.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Calcedo, Jaime Eduardo Trujillo	Common Shares	0.001000	0.000000	—	Direct
Carvajal, Martha Tatiana Garces	Common Shares	0.001000	0.000000	—	Direct
CBI Bahamas Limited	Common Shares	8,499,349.000000	5.000008	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	161,487,351.997000	94.999992	—	Direct
Montgomery, Clare	Common Shares	0.001000	0.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Colombiana S.A.

CBI Company Ltd.

Delaware

Entity Vitals

Entity Name	CBI Company Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	10-11-1945
Federal Tax ID	36-2196189
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	5,310.0000
# Outstanding	5,310.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	5,310.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Company Ltd.

CBI Construcciones S.A.

Argentina

Entity Vitals

Entity Name	CBI Construcciones S.A.
Domestic Jurisdiction	Argentina
Country	Argentina
Entity Type	Other
Formation Date	12-12-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1,000,000.0000
# Outstanding	1,000,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	50,000.000000	5.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	950,000.000000	95.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Construcciones S.A.

CBI Constructors (PNG) Pty. Limited

Papua New Guinea

Entity Vitals

Entity Name	CBI Constructors (PNG) Pty. Limited
Domestic Jurisdiction	Papua New Guinea
Country	Papua New Guinea
Entity Type	Other
Formation Date	05-31-1989
Federal Tax ID	TC 34203
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	100,000.0000
# Outstanding	100,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Constructors Pty. Ltd.	Common Shares	100,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors (PNG) Pty. Limited

CBI Constructors FZE

Dubai

Entity Vitals

Entity Name	CBI Constructors FZE
Domestic Jurisdiction	Dubai
Country	United Arab Emirates
Entity Type	Other
Formation Date	11-18-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors FZE

CBI Constructors Limited

United Kingdom

Entity Vitals

Entity Name	CBI Constructors Limited
Domestic Jurisdiction	United Kingdom
Country	United Kingdom
Entity Type	Other
Formation Date	12-04-1954
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200,000.0000
# Shares Issued	163,536.0000
# Outstanding	163,536.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Holdings (U.K.) Limited	Common Shares	163,536.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors Limited

CBI Constructors Pty. Ltd.

New South Wales

Entity Vitals

Entity Name	CBI Constructors Pty. Ltd.
Domestic Jurisdiction	New South Wales
Country	Australia
Entity Type	Other
Formation Date	02-23-1968
Federal Tax ID	80-976282
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	500,000.0000
# Shares Issued	302,623.0000
# Outstanding	302,623.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	302,623.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors Pty. Ltd.

CBI Constructors S.A. (Proprietary) Limited

South Africa

Entity Vitals

Entity Name	CBI Constructors S.A. (Proprietary) Limited
Domestic Jurisdiction	South Africa
Country	South Africa
Entity Type	Other
Formation Date	09-07-1960
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	275,000.0000
# Shares Issued	263,000.0000
# Outstanding	263,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	263,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Constructors S.A. (Proprietary) Limited

CBI Costa Rica, S.A.

Costa Rica

Entity Vitals

Entity Name	CBI Costa Rica, S.A.
Domestic Jurisdiction	Costa Rica
Country	Costa Rica
Entity Type	Corporation
Formation Date	11-13-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000.0000
# Shares Issued	2,000.0000
# Outstanding	2,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,999.000000	99.950000	—	Direct
CMP Holdings B.V.	Common Shares	1.000000	0.050000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Costa Rica, S.A.

CBI de Nicaragua, Sociedad Anónima

Nicaragua

Entity Vitals

Entity Name	CBI de Nicaragua, Sociedad Anónima
Domestic Jurisdiction	Nicaragua
Country	Nicaragua
Entity Type	Other
Formation Date	10-20-1998
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	June 30

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Caribe, Ltd.	Common Shares	1.000000	0.100000	—	Direct
CBI Company Ltd.	Common Shares	998.000000	99.800000	—	Direct
Chicago Bridge & Iron Company	Common Shares	1.000000	0.100000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI de Nicaragua, Sociedad Anónima

CBI de Venezuela, C. A.

Venezuela

Entity Vitals

Entity Name	CBI de Venezuela, C. A.
Domestic Jurisdiction	Venezuela
Country	Venezuela
Entity Type	Other
Formation Date	09-07-1972
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,505,000.0000
# Shares Issued	2,505,000.0000
# Outstanding	2,505,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	25,050.000000	1.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI de Venezuela, C. A.

CBI Dominicana, SRL

Dominican Republic

Entity Vitals

Entity Name	CBI Dominicana, SRL
Domestic Jurisdiction	Dominican Republic
Country	Dominican Republic
Entity Type	Corporation
Formation Date	06-16-2008
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	6,900.0000
# Shares Issued	6,900.0000
# Outstanding	6,900.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Browning, Walter G.	Ordinary Shares	1.000000	0.014493	—	Direct
Canals, Cesar E.	Ordinary Shares	1.000000	0.014493	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary Shares	6,894.000000	99.913043	—	Direct
Lopez, Sergio	Ordinary Shares	1.000000	0.014493	—	Direct
Novak, Timothy	Ordinary Shares	1.000000	0.014493	—	Direct
Rector, Ronald B.	Ordinary Shares	1.000000	0.014493	—	Direct
Schmidt, Kenneth L.	Ordinary Shares	1.000000	0.014493	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Dominicana, SRL

CBI Eastern Anstalt

Vaduz, Liechtenstein

Entity Vitals

Entity Name	CBI Eastern Anstalt
Domestic Jurisdiction	Vaduz, Liechtenstein
Country	Liechtenstein
Entity Type	Other
Formation Date	12-21-1973
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Eastern Anstalt

CBI Jamaica Limited

JAMAICA

Entity Vitals

Entity Name	CBI Jamaica Limited
Domestic Jurisdiction	JAMAICA
Country	Jamaica
Entity Type	Other
Formation Date	07-20-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	5,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Jamaica Limited

CBI Luxembourg S.a.r.l.

Luxembourg

Entity Vitals

Entity Name	CBI Luxembourg S.a.r.l.
Domestic Jurisdiction	Luxembourg
Country	Luxembourg
Entity Type	Other
Formation Date	04-23-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	800.0000
# Shares Issued	800.0000
# Outstanding	800.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	800.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Luxembourg S.a.r.l.

CBI Montajes de Chile Limitada

Chile

Entity Vitals

Entity Name	CBI Montajes de Chile Limitada
Domestic Jurisdiction	Chile
Country	Chile
Entity Type	Other
Formation Date	11-22-2005
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Class A Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Class A Common Shares	10.000000	1.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Class A Common Shares	990.000000	99.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Montajes de Chile Limitada

CBI Overseas, LLC

Delaware

Entity Vitals

Entity Name	CBI Overseas, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	03-17-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for CBI Overseas, LLC

CBI Panama, S.A.

Panama

Entity Vitals

Entity Name	CBI Panama, S.A.
Domestic Jurisdiction	Panama
Country	Panama
Entity Type	Other
Formation Date	12-20-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Panama, S.A.

CBI Peruana SAC

Peru

Entity Vitals

Entity Name	CBI Peruana SAC
Domestic Jurisdiction	Peru
Country	Peru
Entity Type	Other
Formation Date	10-10-2006
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	5,000.0000
# Outstanding	5,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Cedeno, Cipriano	Common Shares	0.010000	0.000200	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	4,999.990000	99.999800	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Peruana SAC

CBI Services, Inc.

Delaware

Entity Vitals

Entity Name	CBI Services, Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	06-24-1985
Federal Tax ID	36-3369071
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	11,000.0000
# Outstanding	11,000.0000

Security Name	Preferred Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	22,202.0000
# Outstanding	22,202.0000

Security Name	Preferred Shares Series B
Type	Common
# Shares Authorized	48,000.0000
# Shares Issued	8,000.0000
# Outstanding	8,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	11,000.000000	100.000000	—	Direct
Horton CBI, Limited	Preferred Shares	22,202.000000	100.000000	—	Direct
Horton CBI, Limited	Preferred Shares Series B	8,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Services, Inc.

CBI Venezolana, S. A.

Venezuela

Entity Vitals

Entity Name	CBI Venezolana, S. A.
Domestic Jurisdiction	Venezuela
Country	Venezuela
Entity Type	Other
Formation Date	09-09-1985
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,190,000,000.0000
# Shares Issued	17,200.0000
# Outstanding	17,200.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	17,200.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBI Venezolana, S. A.

CBIT I, LLC

Delaware

Entity Vitals

Entity Name	CBIT I, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBIT I, LLC

CBIT II, LLC

Delaware

Entity Vitals

Entity Name	CBIT II, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBIT II, LLC

CBIT III, LLC

Delaware

Entity Vitals

Entity Name	CBIT III, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBIT III, LLC

CBIT IV, LLC

Delaware

Entity Vitals

Entity Name	CBIT IV, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-28-2007
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Percentage Ownership Interest	49.000000	49.000000	—	Direct
Lopez, Sergio	Percentage Ownership Interest	26.000000	26.000000	—	Direct
Reyes, Luciano	Percentage Ownership Interest	25.000000	25.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CBIT IV, LLC

CDTECH International Corporation

Delaware

Entity Vitals

Entity Name	CDTECH International Corporation
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	07-25-2001
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Catalytic Distillation Technologies	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CDTECH International Corporation

Central Trading Company, Ltd.

Delaware

Entity Vitals

Entity Name	Central Trading Company, Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	12-09-1988
Federal Tax ID	36-3621439
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Central Trading Company, Ltd.

Chemical Research & Licensing Company

Texas

Entity Vitals

Entity Name	Chemical Research & Licensing Company
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Corporation
Formation Date	05-19-1978
Federal Tax ID	1-74-2051170 - 5
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	300,000.0000
# Shares Issued	40,000.0000
# Outstanding	40,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Chemical Research & Licensing Company

Chevron Lummus Global L.L.C.

Delaware

Entity Vitals

Entity Name	Chevron Lummus Global L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	04-01-1994
Federal Tax ID	94-3204240
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Catalyst Company Ltd.	Percentage Ownership Interest	50.000000	50.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chevron Lummus Global L.L.C.

Chicago Bridge & Iron (Antilles) N. V.

Curacao

Entity Vitals

Entity Name	Chicago Bridge & Iron (Antilles) N. V.
Domestic Jurisdiction	Curacao
Country	Netherlands Antilles
Entity Type	Other
Formation Date	04-15-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	30,000.0000
# Shares Issued	6,000.0000
# Outstanding	6,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	6,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron (Antilles) N. V.

Chicago Bridge & Iron Company

Delaware

Entity Vitals

Entity Name	Chicago Bridge & Iron Company
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	01-10-1996
Federal Tax ID	06-1477022
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	3,000.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I HOLDINGS B.V.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company

Chicago Bridge & Iron Company

Illinois

Entity Vitals

Entity Name	Chicago Bridge & Iron Company
Domestic Jurisdiction	Illinois
Country	United States
Entity Type	Corporation
Formation Date	08-08-1889
Federal Tax ID	36-0897120
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company

Chicago Bridge & Iron Company & Co. L.L.C.

Oman

Entity Vitals

Entity Name	Chicago Bridge & Iron Company & Co. L.L.C.
Domestic Jurisdiction	Oman
Country	Oman
Entity Type	Other
Formation Date	04-22-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	150,000.0000
# Shares Issued	150,000.0000
# Outstanding	150,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Al Bussaidy, Sayyid Slaem Musallam Ali	Common Shares	45,000.000000	30.000000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	105,000.000000	70.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company & Co. L.L.C.

Chicago Bridge & Iron Company (Delaware)

Delaware

Entity Vitals

Entity Name	Chicago Bridge & Iron Company (Delaware)
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	05-14-1979
Federal Tax ID	36-3026565
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company (Delaware)

Chicago Bridge & Iron Company (Egypt) LLC

Giza

Entity Vitals

Entity Name	Chicago Bridge & Iron Company (Egypt) LLC
Domestic Jurisdiction	Giza
Country	Egypt
Entity Type	Other
Formation Date	11-23-1999
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	2,000.0000
# Shares Issued	2,000.0000
# Outstanding	2,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1,600.000000	80.000000	—	Direct
Marco, Basil	Common Shares	200.000000	10.000000	—	Direct
Nassar, Mike	Common Shares	200.000000	10.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company (Egypt) LLC

Chicago Bridge & Iron Company B.V.

The Netherlands

Entity Vitals

Entity Name	Chicago Bridge & Iron Company B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	03-17-1997
Federal Tax ID	805684372
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	50.0000
# Outstanding	50.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lealand Finance Company B.V.	Common Shares	50.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company B.V.

Chicago Bridge & Iron Company N.V.

The Netherlands

Entity Vitals

Entity Name	Chicago Bridge & Iron Company N.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	11-22-1996
Federal Tax ID	805684372
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	250,000,000.0000
# Shares Issued	98,083,608.0000
# Outstanding	98,083,608.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge & Iron Company N.V.

Chicago Bridge de México, S.A. de C.V.

Mexico

Entity Vitals

Entity Name	Chicago Bridge de México, S.A. de C.V.
Domestic Jurisdiction	Mexico
Country	Mexico
Entity Type	Other
Formation Date	01-13-1998
Federal Tax ID	ACE-980113T61
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	1.000000	0.100000	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	999.000000	99.900000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge de México, S.A. de C.V.

Chicago Bridge Servcios Petroleros S.A.

Bolivia

Entity Vitals

Entity Name	Chicago Bridge Servcios Petroleros S.A.
Domestic Jurisdiction	Bolivia
Country	Bolivia
Entity Type	Corporation
Formation Date	12-01-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Ordinary Shares
Type	Common
# Shares Authorized	35.0000
# Shares Issued	35.0000
# Outstanding	35.0000

Capital Structure - Derivative

There are no entries in this list Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Europe B. V.	Ordinary Shares	1.000000	2.857143	—	Direct
Chicago Bridge & Iron Company B.V.	Ordinary Shares	33.000000	94.285714	—	Direct
CMP Holdings B.V.	Ordinary Shares	1.000000	2.857143	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge Servcios Petroleros S.A.

Chicago Bridge Uruguay S.A.

Uruguay

Entity Vitals

Entity Name	Chicago Bridge Uruguay S.A.
Domestic Jurisdiction	Uruguay
Country	Uruguay
Entity Type	Other
Formation Date	12-12-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,050,000.0000
# Shares Issued	262,500.0000
# Outstanding	262,500.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	262,500.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Chicago Bridge Uruguay S.A.

CLG Technical Services LLC

Delaware

Entity Vitals

Entity Name	CLG Technical Services LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	07-10-2002
Federal Tax ID	20-3546217
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	10.0000
# Outstanding	10.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chevron Lummus Global L.L.C.	Common Shares	10.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CLG Technical Services LLC

CMP Holdings B.V.

The Netherlands

Entity Vitals

Entity Name	CMP Holdings B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	07-22-1981
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	60,000,000.0000
# Shares Issued	42,889,195.0000
# Outstanding	42,889,195.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	42,889,195.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CMP Holdings B.V.

Constructora C.B.I. Limitada

Chile

Entity Vitals

Entity Name	Constructora C.B.I. Limitada
Domestic Jurisdiction	Chile
Country	Chile
Entity Type	Other
Formation Date	02-06-1987
Federal Tax ID	—
Status	Active - Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	205,000.0000
# Shares Issued	205,000.0000
# Outstanding	205,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Company Ltd.	Common Shares	202,950.000000	99.000000	—	Direct
Chicago Bridge & Iron Company	Common Shares	2,050.000000	1.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Constructora C.B.I. Limitada

Constructors International, L.L.C.

Delaware

Entity Vitals

Entity Name	Constructors International, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-20-1974
Federal Tax ID	75-2905207
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Constructors International, L.L.C.

Crystal Acquisition Subsidiary Inc.

Louisiana

Entity Vitals

Entity Name	Crystal Acquisition Subsidiary Inc.
Domestic Jurisdiction	Louisiana
Country	United States
Entity Type	Corporation
Formation Date	07-17-2012
Federal Tax ID	46-1073870
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company N.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Crystal Acquisition Subsidiary Inc.

CSA Trading Company Ltd.

Delaware

Entity Vitals

Entity Name	CSA Trading Company Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	11-04-2004
Federal Tax ID	20-1973663
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	10,000.0000
# Shares Issued	10,000.0000
# Outstanding	10,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	10,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CSA Trading Company Ltd.

CSC Netherlands B.V.

Amsterdam

Entity Vitals

Entity Name	CSC Netherlands B.V.
Domestic Jurisdiction	Amsterdam
Country	Netherlands
Entity Type	Private Limited Company
Formation Date	11-29-2012
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	300,000.0000
# Shares Issued	300,000.0000
# Outstanding	300,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	100,000.000000	33.333333	—	Direct
Chiyoda Corporation	Common Shares	100,000.000000	33.333333	—	Direct
Saipem International N.V.	Common Shares	100,000.000000	33.333333	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for CSC Netherlands B.V.

Fibre Making Processes, Inc.

Illinois

Entity Vitals

Entity Name	Fibre Making Processes, Inc.
Domestic Jurisdiction	Illinois
Country	United States
Entity Type	Corporation
Formation Date	09-09-1916
Federal Tax ID	94-1014317
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	750.0000
# Shares Issued	750.0000
# Outstanding	750.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	750.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Fibre Making Processes, Inc.

HBI Holdings, LLC

Delaware

Entity Vitals

Entity Name	HBI Holdings, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	07-23-1999
Federal Tax ID	75-2838623
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker International Management, LLC	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for HBI Holdings, LLC

Highland Trading Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Highland Trading Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	09-12-1989
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	September 11

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Highland Trading Company, Ltd.

Horton CBI, Limited

Alberta

Entity Vitals

Entity Name	Horton CBI, Limited
Domestic Jurisdiction	Alberta
Country	Canada
Entity Type	Corporation
Formation Date	08-04-1916
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	65,000.0000
# Shares Issued	64,979.0000
# Outstanding	64,979.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chasin, Phil	Common Shares	1.000000	0.001539	—	Direct
Chicago Bridge & Iron Company B.V.	Common Shares	64,965.000000	99.978455	—	Direct
Inman, William	Common Shares	13.000000	0.020006	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Horton CBI, Limited

Howe-Baker Eastern Limited

United Kingdom

Entity Vitals

Entity Name	Howe-Baker Eastern Limited
Domestic Jurisdiction	United Kingdom
Country	United Kingdom
Entity Type	Other
Formation Date	11-06-2001
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000,000.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker Eastern Limited

Howe-Baker Engineers, Ltd.

Texas

Entity Vitals

Entity Name	Howe-Baker Engineers, Ltd.
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Limited Partnership
Formation Date	01-04-2001
Federal Tax ID	75-2912742
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	99.000000	99.000000	—	Direct
Howe-Baker Management, L.L.C.	Percentage Ownership Interest	1.000000	1.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker Engineers, Ltd.

Howe-Baker Holdings, L.L.C.

Delaware

Entity Vitals

Entity Name	Howe-Baker Holdings, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	06-27-1974
Federal Tax ID	75-2905206
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker International, L.L.C.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker Holdings, L.L.C.

Howe-Baker International Management, LLC

Delaware

Entity Vitals

Entity Name	Howe-Baker International Management, LLC
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	07-23-1999
Federal Tax ID	75-2838620
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker International, L.L.C.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker International Management, LLC

Howe-Baker International, L.L.C.

Delaware

Entity Vitals

Entity Name	Howe-Baker International, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	08-27-1980
Federal Tax ID	75-2905191
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Inc.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker International, L.L.C.

Howe-Baker Management, L.L.C.

Delaware

Entity Vitals

Entity Name	Howe-Baker Management, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	09-24-1998
Federal Tax ID	75-2905212
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Howe-Baker Management, L.L.C.

Hua Lu Engineering Co., Ltd.

China

Entity Vitals

Entity Name	Hua Lu Engineering Co., Ltd.
Domestic Jurisdiction	China
Country	China
Entity Type	Joint Venture - Foreign
Formation Date	06-01-1985
Federal Tax ID	3105600002317
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Membership Units
Type	Preferred
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Membership Units	50.000000	50.000000	—	Direct
SINOPEC (China Petrochemical International Company)	Membership Units	50.000000	50.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Hua Lu Engineering Co., Ltd.

International Process Supply Company, Ltd

Cayman Islands

Entity Vitals

Entity Name	International Process Supply Company, Ltd
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	02-28-2002
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	50,000.0000
# Outstanding	50,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	50,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for International Process Supply Company, Ltd

IOP Services

England

Entity Vitals

Entity Name	IOP Services
Domestic Jurisdiction	England
Country	England
Entity Type	Other
Formation Date	12-17-1996
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	5,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for IOP Services

Lealand Finance Company B.V.

The Netherlands

Entity Vitals

Entity Name	Lealand Finance Company B.V.
Domestic Jurisdiction	The Netherlands
Country	Netherlands
Entity Type	Other
Formation Date	12-30-1996
Federal Tax ID	805684372
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	200.0000
# Shares Issued	40.0000
# Outstanding	40.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company N.V.	Common Shares	40.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lealand Finance Company B.V.

Lummus Alireza Ltd Co

Saudi Arabia

Entity Vitals

Entity Name	Lummus Alireza Ltd Co
Domestic Jurisdiction	Saudi Arabia
Country	Saudi Arabia
Entity Type	Limited Liability Company
Formation Date	01-11-1977
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	35,000.0000
# Shares Issued	35,000.0000
# Outstanding	35,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Alireza, Alawi Mahmood	Common Shares	735.000000	2.100000	—	Direct
Alireza, Yousuf	Common Shares	735.000000	2.100000	—	Direct
CB&I Nederland B.V.	Common Shares	33,530.000000	95.800000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Alireza Ltd Co

Lummus Catalyst Company Ltd.

Delaware

Entity Vitals

Entity Name	Lummus Catalyst Company Ltd.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	01-07-1992
Federal Tax ID	06-1334969
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,500.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Catalyst Company Ltd.

Lummus International Corporation

Delaware

Entity Vitals

Entity Name	Lummus International Corporation
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	01-07-1992
Federal Tax ID	06-1334973
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,500.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus International Corporation

Lummus Novolen Technology GmbH

GERMANY

Entity Vitals

Entity Name	Lummus Novolen Technology GmbH
Domestic Jurisdiction	GERMANY
Country	Germany
Entity Type	Other
Formation Date	12-20-2006
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Capitalization in Euros
Type	Common
# Shares Authorized	25,000.0000
# Shares Issued	25,000.0000
# Outstanding	25,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Lummus GmbH	Capitalization in Euros	25,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Novolen Technology GmbH

Lummus Overseas Corporation

Delaware

Entity Vitals

Entity Name	Lummus Overseas Corporation
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	11-01-1968
Federal Tax ID	13-2623361
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Overseas Corporation

Lummus Technology B.V.

The Hague

Entity Vitals

Entity Name	Lummus Technology B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	01-04-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	200.0000
# Outstanding	200.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Lummus Technology Inc.	Common Shares	200.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Technology B.V.

Lummus Technology Heat Transfer B.V.

The Hague

Entity Vitals

Entity Name	Lummus Technology Heat Transfer B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	12-07-1984
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	22,690.0000
# Shares Issued	4,538.0000
# Outstanding	4,538.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	4,538.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Technology Heat Transfer B.V.

Lummus Technology Inc.

Delaware

Entity Vitals

Entity Name	Lummus Technology Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	12-19-1930
Federal Tax ID	13-0989425
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	61,160.0000
# Outstanding	61,160.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	61,160.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lummus Technology Inc.

Lutech Resources Australia Pty Ltd

W. Australia

Entity Vitals

Entity Name	Lutech Resources Australia Pty Ltd
Domestic Jurisdiction	W. Australia
Country	Australia
Entity Type	Corporation
Formation Date	07-29-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Ordinary
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Ordinary	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources Australia Pty Ltd

Lutech Resources B.V.

The Hague

Entity Vitals

Entity Name	Lutech Resources B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Limited Liability Company
Formation Date	03-12-2009
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	900.0000
# Shares Issued	180.0000
# Outstanding	180.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	180.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources B.V.

Lutech Resources Canada Ltd.

Alberta

Entity Vitals

Entity Name	Lutech Resources Canada Ltd.
Domestic Jurisdiction	Alberta
Country	Canada
Entity Type	Corporation
Formation Date	07-07-2010
Federal Tax ID	803208859
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	Unlimited
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources Canada Ltd.

Lutech Resources Inc.

Delaware

Entity Vitals

Entity Name	Lutech Resources Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	10-12-2000
Federal Tax ID	75-2903851
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources Inc.

Lutech Resources India Private Limited

India

Entity Vitals

Entity Name	Lutech Resources India Private Limited
Domestic Jurisdiction	India
Country	India
Entity Type	Private Limited Company
Formation Date	11-01-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Registered Shares
Type	Common
# Shares Authorized	1,200,000.0000
# Shares Issued	406,237.0000
# Outstanding	406,237.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Registered Shares	402,143.000000	98.992214	—	Direct
Chicago Bridge & Iron Company B.V.	Registered Shares	4,094.000000	1.007786	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources India Private Limited

Lutech Resources Limited

London

Entity Vitals

Entity Name	Lutech Resources Limited
Domestic Jurisdiction	London
Country	England
Entity Type	Other
Formation Date	06-26-1992
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,000.0000
# Shares Issued	1,000.0000
# Outstanding	1,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	1,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Lutech Resources Limited

Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)

Texas

Entity Vitals

Entity Name	Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)
Domestic Jurisdiction	Texas
Country	United States
Entity Type	Limited Partnership
Formation Date	10-28-1977
Federal Tax ID	74-1974536
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Howe-Baker Holdings, L.L.C.	Percentage Ownership Interest	99.900000	99.900000	—	Direct
Howe-Baker International Management, LLC	Percentage Ownership Interest	0.100000	0.100000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Matrix Engineering, Ltd. (MANAGED BY HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.)

Matrix Management Services, L.L.C.

Delaware

Entity Vitals

Entity Name	Matrix Management Services, L.L.C.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Limited Liability Company
Formation Date	07-23-1999
Federal Tax ID	75-2838621
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Percentage Ownership Interest
Type	—
# Shares Authorized	—
# Shares Issued	—
# Outstanding	—

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Matrix Engineering, Ltd. (MANAGED BY HOWE- BAKER INTERNATIONAL MANAGEMENT, L.L.C.)	Percentage Ownership Interest	100.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Matrix Management Services, L.L.C.

Neo Creator Co, Limited

Bangkok Metropolis, Thailand

Entity Vitals

Entity Name	Neo Creator Co, Limited
Domestic Jurisdiction	Bangkok Metropolis, Thailand
Country	Thailand
Entity Type	Other
Formation Date	01-24-2003
Federal Tax ID	3 03078978 5
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1,499.0000
# Shares Issued	1,499.0000
# Outstanding	1,499.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Common Shares	499.000000	33.288859	—	Direct
Chueasoey, Pongyuth	Common Shares	1.000000	0.066711	—	Direct
Malawan, Anawat	Common Shares	1.000000	0.066711	—	Direct
Manasarn, Thansammorn	Common Shares	1.000000	0.066711	—	Direct
Poonithet, Adisak	Common Shares	1.000000	0.066711	—	Direct
Sensupa, Satit	Common Shares	1.000000	0.066711	—	Direct
Traisarnsri, Chairat	Common Shares	1.000000	0.066711	—	Direct
Vasinwatanapong, Pattara	Common Shares	1.000000	0.066711	—	Direct
VPPW Business Consultant Ltd.	Common Shares	494.000000	32.955304	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Neo Creator Co, Limited

Netherlands Operating Company B.V.

The Hague

Entity Vitals

Entity Name	Netherlands Operating Company B.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	11-24-1986
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	910.0000
# Shares Issued	182.0000
# Outstanding	182.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	182.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Netherlands Operating Company B.V.

Novolen Technology Holdings C.V.

The Hague

Entity Vitals

Entity Name	Novolen Technology Holdings C.V.
Domestic Jurisdiction	The Hague
Country	Netherlands
Entity Type	Other
Formation Date	08-22-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Units of Ownership
Type	Common
# Shares Authorized	0.0000
# Shares Issued	0.0000
# Outstanding	0.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Novolen Technology Holdings C.V.

Oasis Supply Company Anstalt

Vaduz, Liechtenstein

Entity Vitals

Entity Name	Oasis Supply Company Anstalt
Domestic Jurisdiction	Vaduz, Liechtenstein
Country	Liechtenstein
Entity Type	Other
Formation Date	12-21-1973
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Eastern Anstalt	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Oasis Supply Company Anstalt

Oasis Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Oasis Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	03-28-1991
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Oasis Supply Company, Ltd.

Oceanic Contractors, Inc.

Delaware

Entity Vitals

Entity Name	Oceanic Contractors, Inc.
Domestic Jurisdiction	Delaware
Country	United States
Entity Type	Corporation
Formation Date	09-14-1964
Federal Tax ID	36-2536765
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100,000.0000
# Shares Issued	45,720.0000
# Outstanding	45,720.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company	Common Shares	45,720.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Oceanic Contractors, Inc.

OOO CB&I Lummus

Moscow

Entity Vitals

Entity Name	OOO CB&I Lummus
Domestic Jurisdiction	Moscow
Country	Russian Federation
Entity Type	Other
Formation Date	03-28-2001
Federal Tax ID	7701260987
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	1.0000
# Shares Issued	1.0000
# Outstanding	1.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CB&I Oil & Gas Europe B.V.	Common Shares	1.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for OOO CB&I Lummus

Oxford Metal Supply Limited

United Kingdom

Entity Vitals

Entity Name	Oxford Metal Supply Limited
Domestic Jurisdiction	United Kingdom
Country	England
Entity Type	Other
Formation Date	05-09-1960
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	100.0000
# Shares Issued	100.0000
# Outstanding	100.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
CBI Constructors Limited	Common Shares	99.000000	99.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Oxford Metal Supply Limited

P.T. Chicago Bridge & Iron

Indonesia

Entity Vitals

Entity Name	P.T. Chicago Bridge & Iron
Domestic Jurisdiction	Indonesia
Country	Indonesia
Entity Type	Other
Formation Date	11-14-2000
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	6,624.0000
# Shares Issued	1,656.0000
# Outstanding	1,656.0000

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for P.T. Chicago Bridge & Iron

Pacific Rim Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Pacific Rim Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Pacific Rim Material Supply Company, Ltd.

Sarida Offshore Company

B.W.I.

Entity Vitals

Entity Name	Sarida Offshore Company
Domestic Jurisdiction	B.W.I.
Country	Cayman Islands
Entity Type	General Partnership
Formation Date	05-30-1985
Federal Tax ID	—
Status	Active - Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Sarida Offshore Company

Southern Tropic Material Supply Company, Ltd.

Cayman Islands

Entity Vitals

Entity Name	Southern Tropic Material Supply Company, Ltd.
Domestic Jurisdiction	Cayman Islands
Country	British West Indies
Entity Type	Other
Formation Date	12-18-1997
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

Security Name	Common Shares
Type	Common
# Shares Authorized	50,000.0000
# Shares Issued	2.0000
# Outstanding	2.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron (Antilles) N. V.	Common Shares	2.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Southern Tropic Material Supply Company, Ltd.

Tank Constructors Limited

London

Entity Vitals

Entity Name	Tank Constructors Limited
Domestic Jurisdiction	London
Country	United Kingdom
Entity Type	Other
Formation Date	01-01-1111
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for Tank Constructors Limited

Woodlands International Insurance Company

Ireland

Entity Vitals

Entity Name	Woodlands International Insurance Company
Domestic Jurisdiction	Ireland
Country	Ireland
Entity Type	Other
Formation Date	12-16-2003
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	—

Capital Structure - Non-Derivative

Security Name	Ordinary
Type	Common
# Shares Authorized	5,000,000.0000
# Shares Issued	860,000.0000
# Outstanding	860,000.0000

Capital Structure - Derivative

There are no entries in this list

Owners

Owner Name	Security Name	Balance	Percent Owned	Underlying Security	Ownership Form
Chicago Bridge & Iron Company B.V.	Ordinary	860,000.000000	100.000000	—	Direct

End of Dec 2012 - Subsidiaries and Ownership for Woodlands International Insurance Company

World Bridge General Contracting Company

Iraq

Entity Vitals

Entity Name	World Bridge General Contracting Company
Domestic Jurisdiction	Iraq
Country	Iraq
Entity Type	Limited Liability Company
Formation Date	06-20-2011
Federal Tax ID	—
Status	Active - Non Dormant
Fiscal Year End	December 31

Capital Structure - Non-Derivative

There are no entries in this list

Capital Structure - Derivative

There are no entries in this list

Owners

There are no entries in this list

End of Dec 2012 - Subsidiaries and Ownership for World Bridge General Contracting Company

End of Report
hCue, Powering Good Corporate Governance - brought to you by CT Corporation © 2012 , a Wolters Kluwer company

SCHEDULE 6.9

PENSIONS AND POST-RETIREMENT PLANS

Amount
(in $000s)
USA	$(63,252)
Germany *	$(51,925)
London	$(45,935)
Netherlands - Insured Plan **	$(16,900)
Canada	$(6,100)

Total	$(184,111)

*	Unfunded in accordance with local law
**	Annual premiums paid by Company to an insurance company, which bears the pension obligation

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

SCHEDULE 6.17

ENVIRONMENTAL MATTERS

(a) (iii) A subsidiary of the Company is subject to a consent order at its former facility in New Castle, Delaware.

Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and Form 10-Q for the three quarters of 2012.

(a) (iv) The Company and its subsidiaries have operated for many years at many facilities at which there are or may have been landfills, waste piles, underground storage tanks, aboveground storage tanks, surface impoundments and hazardous waste storage facilities of all kinds, polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment or asbestos containing materials.

(a) (v) A subsidiary of the Company was a minority shareholder in a company which owned or operated wood treating facilities at sites in the United States, some of which are currently under investigation, monitoring or remediation under various environmental laws. With respect to some of these sites, the subsidiary has been named a potentially responsible party (“PRP”) under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and similar state laws. Without admitting any liability, the subsidiary has entered into a consent decree with the federal government regarding one of these sites and has had an administrative order issued against it with respect to another. Without admitting any liability, the subsidiary has reached settlements at most sites, which require the other PRP’s to perform the environmental clean-up. In July, 1996, a judgment in favor of the subsidiary was entered in the suit Aluminum Company of America v. Beazer East, Inc. v. Chicago Bridge & Iron Company, instituted in January 1991, before the U.S. District Court for the Western District of Pennsylvania. On September 2, 1997, the United States Court of Appeals for the Third Circuit affirmed the judgment in favor of the Subsidiary. There were no further appeals.

(a) (vi) In December 2008, Trinity Industries, Inc, the current owner of the Greenville, PA facilities previously owned the Company, filed suit against the Company seeking apportionment of clean up costs of the property to be expended. On April 4, 2012 the Federal Judge granted our Motion for Summary Judgment. Trinity filed an appeal to the United States Court of Appeals for the Third Circuit and the matter is being briefed and will be argued. On June 28, 2012 Trinity filed a Pennsylvania state court action against the Company seeking apportionment of clean up costs under state law. We filed a Preliminary Objection on September 7, 2012 and Trinity filed a brief in opposition on September 26, 2012.

The Company has agreed to indemnify parties to whom it has sold facilities for certain environmental liabilities arising from acts occurring before the dates those facilities were transferred.

Other matters disclosed in the Company’s Annual Reports on Form 10-K for the years ended December 31, 1998, 1999, 2000, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and Form 10-Q for the three quarters of 2012 .

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

SCHEDULE 7.3(N)

SUBSIDIARY COVENANTS

1.	CBI Constructors Pty Limited	(Borrower)

	HSBC Bank	(Bank)

	Restriction/Condition:	Borrower undertakes to obtain the consent of the Bank
in writing prior to the remittance of monies by way of a
loan or dividend.

2.	CBI Constructors S.A. (Pty) Limited	(Borrower)

	Restriction/Condition:	As a non-resident controlled company, Borrower must
be capitalized in an amount not less than one third of its
shareholders’ loan funds. Dividend payments are subject
to 12.5% secondary tax.

CB&I

SCHEDULES TO TERM LOAN AGREEMENT

SCHEDULE 7.3(S)

PERMITTED RESTRICTED PAYMENTS

None.

CB&I

SCHEDULES TO TERM LOAN AGREEMENT